OMB APPROVAL
OMB Number:	3235-0059
Expires:	January 31, 2008
Estimated average burden
hours per response	14

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April     , 2012

LETTER FROM THE BOARD OF DIRECTORS TO OUR SHAREHOLDERS:

We are pleased to enclose this year’s proxy statement and look forward to providing you with an update on our accomplishments at our 2012 annual meeting.

As we continue to navigate the ever-changing environment, we remain focused on our goal to be strategically positioned for strong long-term performance.

The following highlights elements of our performance and corporate governance as described in more detail in this proxy statement.

Enhancing our Corporate Governance

The board and its governance committee continue to evaluate its corporate governance practices. As discussed in Item 4, we are seeking shareholder approval to declassify our board as of the 2014 annual meeting and move to annual elections. Our board weighed the benefits of having a classified structure and determined that it was in the best interests of CME Group and its shareholders to recommend the change. Additionally, after consideration, the board allowed its shareholder rights plan to expire in December 2011. The board believes these actions serve to enhance its corporate governance practices and demonstrate our responsiveness to shareholder concerns.

Following this annual meeting, our board size will be decreased by two and our board will continue to evaluate how to effectively further reduce our size. We believe that the proposed transition to annual elections as of the 2014 annual meeting combined with the expiration of the CBOT director representation rights as of the 2012 annual meeting will provide us with the flexibility to decrease our size while ensuring that we maintain the appropriate expertise, industry knowledge and skills to effectively oversee our complex business while maintaining compliance with applicable listing and regulatory requirements.

Executive Compensation and Shareholder “Say on Pay”

In 2011, we submitted our first advisory “say on pay” proposal to our shareholders. While the proposal was approved with 64% support, we took into consideration the significant number of against votes. Our compensation committee has increased the alignment of pay and performance for our named executive officers as described in more detail in the Compensation Discussion and Analysis section beginning on page 38. In particular, the committee added performance shares to the mix of our equity compensation starting with our annual grant in September 2011 without increasing the overall long-term incentive target opportunity for each of our named executive officers. These performance shares are tied to our achievement of cash earnings and annual total shareholder return relative to the S&P 500 and represented 25% of the 2011 annual long-term incentive award. For 2012, our compensation committee has increased the proportion of performance shares to 50% of the long-term incentive award and eliminated the use of stock options, subject to the modification of existing employment agreements for certain of our named executive officers, which we expect to be completed prior to the filing of our definitive proxy statement. Future performance share awards will be tied to growth in our cash earnings on per share basis and total shareholder return relative to the S&P 500 measured over a three-year period.

Restoring Confidence in the Industry

From the beginning of the MF Global failure, we have been committed to working with our customers and all other stakeholders to strengthen customer protections and to restore confidence in our industry. To assist our customers, we took steps to expedite their return of additional securely held funds by providing a guarantee to the bankruptcy trustee. We also have been working in partnership with the National Futures Association, the Futures Industry Association, our fellow exchanges, futures commission merchants and customers on a broad range of solutions. As a first step, we established a fund designed to provide protection of customer segregated funds for U.S. family farmers and ranchers. This customer group, which was the basis for the creation of the futures industry, plays an important role in our markets and in the food production for our nation.

Focus on Environmental Responsibility

We are pleased with our efforts to reduce our carbon footprint in connection with the construction of our new data center that became operational in 2011 and our other critical infrastructures. These projects included the installation of a reflective roof, the reuse of approximately 1,600 tons of concrete and roof gravel, the salvage of 17 mature trees from the construction site and the use of energy efficient infrastructure and cooling techniques. The one time savings of approximately 7,900 tons of CO2 in connection with this project translates into removing nearly 1,500 cars off the road for a year. Not only are these initiatives “green” for the environment, we also expect them to lead to reduced operating costs.

In closing, we want to emphasize our commitment and accountability to you.

The Board of Directors of CME Group Inc.

April     , 2012

Dear Shareholder:

It is our pleasure to invite you to attend the 2012 annual meeting of shareholders of CME Group Inc. The meeting will be held at 3:30 p.m., Central Time, on Wednesday, May 23, 2012, in the auditorium at CME Group’s headquarters, located at 20 South Wacker Drive, Chicago, Illinois.

In addition to topics described herein, we will provide a report on our operating results and there will be an opportunity to ask questions of interest to you as a valued shareholder and customer.

Your vote is very important. We urge you to vote your shares promptly, even if you plan to attend the meeting. You may vote your shares over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Holders of Class A shares may also vote by telephone.

Sincerely,

Terrence A. Duffy Executive Chairman	Craig S. Donohue Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	3:30 p.m., Central Time, on Wednesday, May 23, 2012.

PLACE:	CME Group headquarters in the auditorium, located at 20 South Wacker Drive, Chicago, Illinois.

MATTERS TO BE VOTED ON:	Item 1: To elect seven directors that we refer to as “Equity directors.”

Item 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2012.

Item 3: To approve, by advisory vote, the compensation of our named executive officers.

Item 4: To approve an amendment to our certificate of incorporation to eliminate classification of our board of directors as of the 2014 annual meeting.

Item 5: To approve an amendment to our Omnibus Stock Plan.

Item 6: To approve an amendment to our Employee Stock Purchase Plan.

Item 7: To consider a shareholder proposal set forth in the proxy statement, if properly presented at the annual meeting.

Item 8: To elect one Class B-1 director and one Class B-2 director.

Item 9: To elect five members of the Class B-1 nominating committee and five members of the Class B-3 nominating committee.

And, to transact any other business that may properly come before the meeting.

WHO MAY VOTE:	Shareholders of record of CME Group Inc. Class A or Class B common stock at the close of business on March 28, 2012.

IMPORTANT INFORMATION ON VOTING YOUR SHARES:	If you wish to vote over the Internet or by telephone (Class A shares only) and you hold your shares at Computershare, our transfer agent, you may vote until 10:59 p.m., Central Time, on Tuesday, May 22, 2012. If you hold your shares through a bank or broker you will need to vote in accordance with their deadline, which may be earlier than May 22, 2012.

IMPORTANT INFORMATION ABOUT ATTENDING THE MEETING:	If you are attending the meeting, you will be asked to present your photo identification, such as a driver’s license or passport. If you are not a shareholder of record, you must bring evidence from your bank or broker that you are a shareholder and are eligible to attend the meeting, such as a letter or account statement. Please allow sufficient time to clear security. Additional information about the meeting logistics is available beginning on page 72. Individuals who cannot show evidence of share ownership as of the record date will be denied admittance to the meeting.

IMPORTANT NOTICE REGARDING THE DATE OF AVAILABILITY OF PROXY MATERIALS:	We are pleased to again take advantage of the Securities and Exchange Commission (SEC) rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this e-proxy process expedites your receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. We expect to either mail or provide notice and electronic delivery of this notice of annual meeting, proxy statement and 2011 annual report on or about April , 2012. The proxy statement contains instructions on how you can (i) receive a paper copy of the proxy materials, if you only received a notice by mail, or (ii) elect to receive your proxy materials over the Internet next year, if you received them by mail this year.

By order of the board of directors,

Kathleen M. Cronin
Managing Director, General Counsel and Corporate Secretary

April     , 2012

Chicago, Illinois

SUMMARY INFORMATION

To assist you in reviewing our 2011 performance, we would like to call your attention to key elements of our proxy statement. The following description is only a summary. For more complete information about these topics, please review our 2011 annual report and the complete proxy statement. Additional information regarding the logistics of the annual meeting is available beginning on page 72.

BUSINESS HIGHLIGHTS

Despite a challenging environment, 2011 was another productive year for CME Group. We delivered strong volume, profit and cash flow results. We also continued to deliver on our growth initiatives and create value for our shareholders through increased dividend payments in 2012. For a more detailed discussion on our financial performance, see our 2011 annual report.

COMPENSATION HIGHLIGHTS

As discussed in our Compensation Discussion and Analysis section beginning on page 38, we continued to enhance our pay for performance program with the addition of performance shares and we will be increasing the proportion of such shares in 2012. Additionally, in 2012, we will be increasing the performance period from one year to three years and adding a new company performance measure. The 2012 performance share award will be weighted equally on three-year cash earnings growth on a per share basis and three-year total shareholder return relative to the S&P 500.

SHAREHOLDER ACTIONS

ELECTION OF DIRECTORS (Items 1 and 8)

You will find important information about the qualifications and experience of each of the Equity director nominees beginning on page 5 and the Class B director nominees on page 34. Our board recommends that you vote “FOR” each of the Equity director nominees. It is not making a recommendation on the election of the Class B directors.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Item 3)

For the second year, our shareholders have the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, as set forth in Item 3 on page 21. Following last year’s vote, our compensation committee has approved changes to our program which resulted in increased compensation being tied to our performance. In evaluating this “say on pay” proposal, we recommend that you review our Compensation Discussion and Analysis, which explains how and why the compensation committee arrived at the compensation actions and decisions for 2011. Our board recommends that you vote “FOR” the advisory approval of the compensation of our named executive officers.

ANNUAL BOARD ELECTIONS (Item 4)

To enhance our corporate governance practices and demonstrate our responsiveness to shareholder concerns, we are seeking shareholder approval of an amendment to our certificate of incorporation to eliminate classification of our board of directors as of the 2014 annual meeting. After weighing the considerations discussed in more detail in Item 4 on page 22, our board has determined that the elimination of our classified board structure as of the 2014 annual meeting is in the best interests of CME Group and its shareholders. Our board recommends that you vote “FOR”

the amendment to declassify our board as of the 2014 annual meeting.

APPROVAL OF AN AMENDMENT TO OUR OMNIBUS STOCK PLAN (Item 5)

To continue to provide long-term incentives to our senior management group and other employees, we are seeking an amendment to our Omnibus Stock Plan to extend the expiration of the term of the plan from June 30, 2012 to June 30, 2022. In connection with seeking approval to extend the plan termination date, we are also seeking approval of additional amendments relating to the operation of our equity program. See page 23 for more detail. Our board recommends that you vote “FOR” the approval of the amendment.

APPROVAL OF AN AMENDMENT TO OUR EMPLOYEE STOCK PURCHASE PLAN (Item 6)

We are also seeking to add additional authorized shares and extend the expiration date of our existing Employee Stock Purchase Plan. See page 27 for more detail. Our board recommends that you vote “FOR” the approval of the amendment.

SHAREHOLDER PROPOSAL (Item 7)

You are being asked to consider a shareholder proposal contained in the proxy statement to provide for shareholder proxy access. As discussed in our statement beginning on page 30, we believe that the ownership level of only 1% combined with a holding requirement of only one year does not establish meaningful long-term ownership which must be a prerequisite to having the ability to nominate up to 25% of our board. Our board recommends that you vote “AGAINST” the shareholder proposal.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	1

Proxy Statement for the

Annual Meeting of Shareholders of

CME GROUP INC.

To be held on Wednesday, May 23, 2012

The board of directors of CME Group Inc. is providing this proxy statement in connection with the annual meeting of shareholders to be held on May 23, 2012, at 3:30 p.m. Central time, in the auditorium at CME Group’s corporate headquarters, 20 South Wacker Drive, Chicago, Illinois. The terms “we,” “us” and “our” refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the NASDAQ Global Select Market (NASDAQ) under the trading symbol “CME”. Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.

Further information about CME Group can be found at http://www.cmegroup.com. Information made available on our Web site does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 76.

2	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS

You are being asked to vote on the election of seven Equity director nominees. The biographies of the Equity director nominees are set forth beginning on page 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EQUITY DIRECTOR NOMINEES.

ELECTION PROCESS

Our certificate of incorporation provides that our board shall consist of no more than 33 members with six directors (Class B directors) elected by Class B shareholders and the remaining directors (Equity directors) elected by our Class A and Class B shareholders voting together. The election of the Class B directors is discussed under Item 8 on page 34. In accordance with our bylaws, directors are elected by a plurality of the shares present at the meeting, meaning that director nominees with the most affirmative votes are elected to fill the available seats. Assuming our proposal to eliminate classification of our board of directors as of the 2014 annual meeting as discussed in Item 4 is approved, the directors elected at the 2012 annual meeting will hold office for a two-year term expiring at the 2014 annual meeting. If the proposal is not approved, such directors will serve a three-year term. Directors who are not up for election this year will continue in office for the remainder of their terms. Following the 2012 annual meeting our board will consist of 30 members.

DIRECTOR NOMINATIONS

Our board and its nominating committee seek candidates with a variety of talents and expertise to ensure that the board overall as a whole is operating effectively and is focused on creating long-term value for our shareholders. We believe that our board should be composed of individuals from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity and who exercise their good judgment to provide practical insights and different perspectives. In selecting candidates, the board endeavors to find individuals who have a solid record of accomplishment in their chosen fields and who display the independence of mind and strength of character to effectively represent the best interests of our shareholders.

The nominating committee solicits candidates from its current directors and, if deemed appropriate, retains, for a fee, recruiting professionals to identify and evaluate candidates. The nominating committee also considers Equity director nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the nominating committee, Attention: Corporate Secretary, CME Group Inc.,

20 South Wacker Drive, Chicago, Illinois 60606. In considering a shareholder recommendation, the nominating committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our nominating committee’s charter is available on our Web site. In connection with the 2012 annual meeting, the nominating committee met with two potential candidates who requested consideration for nomination as an Equity director. After a comprehensive evaluation process, the committee declined to recommend their nomination to the board.

The holders of the Class B-1, Class B-2 and Class B-3 common stock have the right to elect members of nominating committees for their respective class, which are responsible for nominating candidates for election by their class. Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class.

DIRECTOR QUALIFICATIONS

The nominating committee believes that it is essential that board members represent diverse viewpoints. However, it has not adopted a specific policy on the role of diversity in assessing director candidates. In considering candidates for the board, the nominating committee considers the entirety of each candidate’s credentials. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board are also considered. In assessing new candidates for the board, we have not adopted a set of firm criteria that an individual must meet to be considered. The nominating committee, composed entirely of directors who are independent under applicable listing standards, reviews the qualifications and backgrounds of potential directors in light of the needs of the board and CME Group at the time and nominates a slate of Equity director nominees to be nominated for election at the annual meeting of shareholders. In evaluating potential director nominees, the nominating committee will take into consideration, among other factors, whether the nominee:

•	Has the highest professional and personal ethics and values.

•	Is independent of management under our Categorical Independence Standards.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	3

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

•	Has the relevant expertise and experience required to offer advice and guidance to our CEO.

•	Helps the board reflect the industry diversity of interest composition requirements set forth in our bylaws.

•	Has the ability to make independent analytical inquiries.

•	Can dedicate sufficient time, energy and attention to the diligent performance of his or her duties.

•	Has the ability to represent the interests of the shareholders of CME Group and to create long-term value.

•	Has any special business experience and expertise in a relevant area.

•	Would be considered an audit committee financial expert or financially literate, as such terms are defined in applicable rules, regulations and listing standards.

•	Has an understanding of our business, products, market dynamics and customer base.

For more information concerning our directors’ qualifications, see the Director Attributes on page 12.

2012 DIRECTOR NOMINEES

Upon the recommendation of the board nominating committee, the board has nominated Dennis H. Chookaszian, Larry G. Gerdes, Daniel R. Glickman, James E. Oliff, Edemir Pinto, Alex J. Pollock and William R. Shepard. Each of the Equity director nominees currently serves on the board. All of the Equity director nominees are independent with the exception of Mr. Pinto. Mr. Pinto serves as the BM&FBOVESPA board representative in accordance with the terms of our strategic partnership and equity ownership agreement. We also hold a seat on the BM&FBOVESPA board of directors, which is filled by our CEO. Pursuant to the terms of the agreement, we each have the right to maintain our board seat during the term of the strategic partnership, subject to certain minimum stock ownership requirements and election by the shareholders.

In addition to the nominees for Equity director, our Class B-1 and Class B-2 shareholders are each entitled to elect a nominee. Messrs. Bernacchi and Wescott are current members of our board and have terms expiring at the 2012 annual meeting and were elected by the Class B-1 and Class B-2 shareholders, respectively. The biographies of these nominees are set forth on page 34 under Item 8.

We have no reason to believe that any of the Equity director or Class B director nominees will be unable or unwilling to serve if elected.

References to terms of our board of directors include service on the board of CME Group (f/k/a Chicago Mercantile Exchange Holdings Inc.) from its formation in 2001 and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in December 2002. The boards of our other exchange subsidiaries, Board of Trade of the City of Chicago, Inc. (CBOT), CME, Commodity Exchange, Inc. (COMEX) and New York Mercantile Exchange, Inc. (NYMEX) are comprised of the same members as the CME Group board of directors. Ages are as of February 15, 2012. Information on public directorships is for the past five years.

REQUIRED VOTE

Seven nominees receiving the highest number of “FOR” votes from all classes of our Class A and Class B common stock present or represented by proxy at the annual meeting voting together as a single class.

4	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

EQUITY DIRECTORS UP FOR ELECTION AT THE 2012 ANNUAL MEETING

Dennis H. Chookaszian Age: 68 Director since: 2004	Public Directorships: Career Education Corporation LoopNet, Inc. Insweb Corp. Allscripts Healthcare Solutions, Inc.

Mr. Chookaszian served as Chairman of the Financial Accounting Standards Advisory Council from 2007 to 2011. From 1999 until 2001, Mr. Chookaszian served as Chairman and CEO of mPower, Inc., a financial advice provider focused on the online management of 401(k) plans. Mr. Chookaszian served as Chairman and CEO of CNA Insurance Companies from 1992 to 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and COO from 1990 to 1992 and CFO from 1975 to 1990. Mr. Chookaszian is a registered certified public accountant.

Larry G. Gerdes Age: 63 Director since: 2007	Public Directorships: Access Plans, Inc. Transcend Services, Inc.	Previous Public Directorships: CBOT Holdings

Mr. Gerdes has served as Chairman of Transcend Services, Inc., the second largest medical transcription company in the United States, since 2000 and as its CEO since 1993. Mr. Gerdes is also a general partner of Gerdes Huff Investments. Since 1983, Mr. Gerdes has served as general partner of Sand Hill Financial Company, a venture capital partnership. Mr. Gerdes is a major shareholder and President of Friesland Farms, LLC. He also is a member of the Dean’s Advisory Council for The Kelley School of Business at Indiana University, serves on the non-profit boards of the Tommy Nobis Center and the J. Kyle Braid Leadership Foundation and serves as trustee for Monmouth College.

Daniel R. Glickman Age: 67 Director since: 2001	Previous Pubic Directorships: Hain-Celestial Corporation

Mr. Glickman has served as the Executive Director of the Aspen Institute’s Congressional Program since April 2011. Mr. Glickman also has served as a Senior Fellow for the Bipartisan Policy Center since July 2010. From 2004 to April 2010, Mr. Glickman served as Chairman and CEO of the Motion Picture Association of America, Inc. Mr. Glickman previously served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from 2002 to 2004 and, until 2004, had been a Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, where he was a partner from 2001. He also served as U.S. Secretary of Agriculture from 1995 through 2001 and as a member of the U.S. Congress, representing a district in Kansas, from 1977 through 1995.

James E. Oliff Age: 63 Director since: 1994 1982 - 1992	Public Directorships: FFastFill, plc

Mr. Oliff has been a member of CME for more than 30 years. Mr. Oliff served as our Vice Chairman from 2002 until 2007 and as our Second Vice Chairman from 1998 until 2002. Mr. Oliff has also served as President of FILO Corp., a floor brokerage business, since 1982. Mr. Oliff previously served as Executive Director of International Futures and Options Associates from 1996 to 2005, as President and CEO of FFast Trade U.S., LLC from 2001 to 2005, as Chairman and CEO of FFastFill Inc. from 2003 to 2005 and as FFastFill’s COO from 2001 to 2003. He also served as President of LST Commodities, LLC, an introducing broker, from 1999 until 2002. He currently serves as a member of the advisory board for the MS Program in Financial Engineering at Kent State University and the advisory board of The Review of Futures Markets.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	5

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

Edemir Pinto Age: 58 Director since: 2011

Mr. Pinto joined the Brazilian Mercantile & Futures Exchange (BM&F) in 1986. In 1987, he became the Derivatives Clearinghouse Officer where he was responsible for risk management, settlement, participant registration, collateral, custody, and controllership. In 1999, he was named CEO of BM&F, and, then, in 2002 he also became the CEO of the Brazilian Commodities Exchange. Mr. Pinto was a member of the BM&F Board of Directors until 2007. After the integration of BM&F S.A. and Bovespa Holding, creating BM&FBOVESPA S.A., Mr. Pinto was officially appointed to the position of CEO of the combined company.

Alex J. Pollock Age: 69 Director since: 2004	Previous Public Directorships: Allied Capital Corp.

Mr. Pollock has served as Resident Fellow of the American Enterprise Institute in Washington, D.C. since 2004 and previously served as President and CEO of the Federal Home Loan Bank of Chicago from 1991 through 2004. He was previously President and CEO of Community Federal Savings. Mr. Pollock serves on the non-profit boards of Great Lakes Higher Education Corporation and the Great Books Foundation.

William R. Shepard Director since: 1997 Age: 65

Mr. Shepard has been a member of CME for more than 30 years. Previously he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.

6	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

DIRECTORS NOT STANDING FOR ELECTION IN 2012

Terrence A. Duffy Age: 53 Director since: 1995	Term Expiring: 2013

Mr. Duffy has served as our Executive Chairman since 2006 when he became an officer of CME Group. Previously he served as Chairman of the board from 2002 and our Vice Chairman from 1998 until 2002. He was President of TDA Trading, Inc. from 1981 to 2002 and has been a member of CME since 1981. In 2002, he was appointed by President Bush to serve on a National Saver Summit on retirement savings. He also was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board. Mr. Duffy currently serves on the board of World Business Chicago, the board of trustees of Saint Xavier University, the Regional Advisory Board of The American Ireland Fund and is co-chair of the Mayo Clinic Greater Chicago Leadership Council.

Craig S. Donohue Age: 50 Director since: 2004	Term Expiring: 2014	Public Directorships: BM&FBOVESPA S.A.

Mr. Donohue has served as our CEO since 2004. Previously, Mr. Donohue was our Executive Vice President and Chief Administrative Officer, Office of the CEO, from 2002 to 2003. Before that, Mr. Donohue held various positions at our organization with increasing responsibility, including Managing Director and Chief Administrative Officer; Managing Director, Business Development and Corporate/Legal Affairs; Senior Vice President and General Counsel; and Vice President of the Division of Market Regulation since joining CME in 1989. He is a member of the Wall Street Journal’s CEO Council and serves on the steering committee for its Future of Finance Initiative. Mr. Donohue also serves on the Commodity Futures Trading Commission’s Global Markets Advisory Committee as well as a board member of the Executives’ Club of Chicago, the Chicago Council on Global Affairs and the Council for Economic Education.

Timothy S. Bitsberger Age: 52 Director since: 2008	Term Expiring: 2014

Mr. Bitsberger has served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, since December 2010. He previously served as senior consultant with Booz Allen Hamilton from May 2010 to November 2010. Previously, he was with BancAccess Financial from December 2009 to April 2010 and was Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also was with the U.S. Treasury Department from 2001 to 2005 serving first as their Deputy Assistant Secretary for federal finance and more recently as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.

Charles P. Carey Age: 58 Director since: 2007	Term Expiring: 2013	Previous Public Directorships: CBOT Holdings

Mr. Carey served as our Vice Chairman in connection with our merger with CBOT Holdings from 2007 until 2010. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey is a partner in the firm Henning and Carey, one of our clearing firms. He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978.

Mark E. Cermak Age: 60 Director since: 2007	Term Expiring: 2013	Previous Public Directorships: CBOT Holdings

Mr. Cermak previously served as a director of CBOT since 2000. Mr. Cermak is currently Director of Execution Services of ABN AMRO Clearing Chicago LLC, which was formerly known as Fortis Clearing Chicago LLC, and President of the William F. O’Connor Foundation. Previously, Mr. Cermak served as President, Futures Division at O’Connor & Company LLC from 1995 until it was acquired by Fortis Clearing Americas in 2006. Mr. Cermak served in the U.S. Army from 1969 to 1971 and has been a member of CBOT since 1987. He also serves on the Mayo Clinic Greater Chicago Leadership Council.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	7

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

Jackie M. Clegg Age: 49 Director since: 2007	Term Expiring: 2014 Public Directorships: Brookdale Senior Living Cardiome Pharma Corp.	Previous Public Directorships: Blockbuster, Inc. CBOT Holdings Javelin Pharmaceuticals

Ms. Clegg previously served as a director of CBOT since 2003. As an independent board member, Ms. Clegg has chaired and served on several special committees for mergers and acquisitions as well as on numerous audit committees. Ms. Clegg serves as the Managing Partner of Clegg International Consultants, LLC, an international strategic consulting firm. Previously, she served as the Vice Chair of the board, First Vice President, and as the COO of the Export-Import Bank of the United States, the official U.S. export credit agency that assists in financing the export of U.S. goods and services to international markets. During her 28-year career in Washington, D.C., Ms. Clegg has also worked in the U.S. Congress on national security issues, foreign affairs, and international finance and monetary policy.

James A. Donaldson Age: 67 Director since: 2007	Term Expiring: 2014	Previous Public Directorships: CBOT Holdings

Mr. Donaldson previously served as a director of CBOT since 2004. Prior to that, Mr. Donaldson served as a partner of Kelly Grain Company, Executive Vice President and Secretary of Kelly Commodities, Inc. and a broker in the soybean oil pit. He has also been affiliated with Archer Daniels Midland and Kohlmeyer & Company. He is a veteran of the U.S. Air Force. Mr. Donaldson has been a member of CBOT since 1968 and is an independent trader.

Martin J. Gepsman Age: 59 Director since: 1994	Term Expiring: 2013

Mr. Gepsman served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 25 years. Mr. Gepsman has also been an independent floor broker and trader since 1985.

J. Dennis Hastert Age: 70 Director since: 2008	Term Expiring: 2014

Mr. Hastert served as Speaker of the House of Representatives from 1999 through 2007. He served 11 terms in Congress and retired from the House of Representatives in 2007. Prior to his role as Speaker, Mr. Hastert served as Chief Deputy Majority Whip in the 104th Congress and also served as Chairman of the House of Government Reform and Oversight Subcommittee on National Security, International Affairs and Criminal Justice. He also spent the first 16 years of his career teaching government, history and economics at Yorkville High School.

Bruce F. Johnson Age: 68 Director since: 1998	Term Expiring: 2014

Mr. Johnson has been a member of CME for more than 30 years. Mr. Johnson previously served as President, Director and part owner of Packers Trading Company, Inc., a former futures commission merchant and former clearing firm, from 1969 through 2003.

Gary M. Katler Age: 65 Director since: 1993	Term Expiring: 2013

Mr. Katler has been a member of CME since 1987. He is currently Vice President of ABN AMRO Clearing Chicago LLC, which was formerly known as Fortis Clearing Chicago LLC. Previously, Mr. Katler served as Vice President of O’Connor & Company LLC from 2002 until it was acquired by Fortis Clearing Americas in 2006. Mr. Katler served as Head of the Professional Trading Group of Fimat USA from 2000 to 2002. Prior to that, Mr. Katler served as Senior Vice President of ING Barings Futures and Options Inc.

8	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

William P. Miller II Age: 56 Director since: 2003 1999 - 2002	Term Expiring: 2014	Public Directorships: American Axle and Manufacturing Holdings, Inc.

Mr. Miller has served as the Senior Managing Director and Chief Financial Officer of Financial Markets International, Inc. since March 2011. Previously he served as the Deputy Chief Investment Officer for the Ohio Public Employees Retirement System from 2008 through March 2011 and as its Senior Investment Officer, Fund Management during 2005 to 2008. He served as Senior Risk Manager for the Abu Dhabi Investment Authority from 2003 to mid-2005. Mr. Miller was a risk management advisor for the Rockefeller Foundation, a non-profit foundation and an advisor to Africa Global from 2002 to 2003. Over the 1996 to 2002 period, Mr. Miller was the Independent Risk Oversight Officer for Commonfund responsible for enterprise-wide risk management, regulatory compliance and internal audit. From 1974 through 1996, Mr. Miller held management positions in General Motors engineering, treasury and investment divisions. Mr. Miller is a chartered financial analyst and a member of the Institute of Chartered Financial Analysts. Mr. Miller previously served as a member of the PCAOB Standing Advisory Group and on the board of the Dubai International Futures Exchange, New York Futures Exchange, BTOP50 Family of Funds and the End Users of Derivatives Association. Mr. Miller also serves as one of our board representatives on the Dubai Mercantile Exchange.

Leo Melamed Age: 80 Director since: 2001 1967 - 1990	Term Expiring: 2013

Mr. Melamed is the founder of financial futures and was instrumental in the creation of our CME Globex platform. He has served as CME Chairman Emeritus since 1997 and Chairman of our Strategic Steering Committee since 2001. He served as Chairman of our board from 1968 until 1973. He was founding Chairman of the International Monetary Market from 1972 until its merger with our exchange in 1976, and then CME Chairman until 1977. Mr. Melamed served as a special advisor to the company in the role of Special Counsel to our board from 1977 to 1985 and then in the role of Chairman of its Executive Committee from 1985 until 1990. From 1993 to 2001, he served as Chairman and CEO of Sakura Dellsher, Inc., a former clearing firm of CME, and currently serves as Chairman and CEO of Melamed & Associates, a global consulting group. He is founder and a permanent advisor to the National Futures Association, and a consultant to Galaxy Securities Co. He serves on the Board of Overseers of the Becker Friedman Institute of the University of Chicago and on the advisory board of Vernon & Park Capital L.P. Mr. Melamed is also a published author of a number of books pertaining to markets and the history of CME Group.

Joseph Niciforo Age: 51 Director since: 2007	Term Expiring: 2013	Previous Public Directorships: CBOT Holdings

Mr. Niciforo is a principal of Henning and Carey, one of our clearing firms. He previously served as Chairman of Twinfields Capital Management, a global fixed income hedge fund, from 2004 to 2009. Prior to that, Mr. Niciforo was partner and Managing Director—U.S. Fixed Income at Tudor Investment Corporation. He is a member of the Fordham Law School National board of advisors.

C.C. Odom II Age: 69 Director since: 2007	Term Expiring: 2013	Previous Public Directorships: CBOT Holdings

Mr. Odom previously served as a director of CBOT since 2002 and from 1979 to 1982 and as Vice Chairman in 1982. Mr. Odom is founder and sole proprietor of Odom Investments. He is a trader and has been an independent member of CBOT for more than 25 years and was a member of the Chicago Board Options Exchange (CBOE) from 1974 to 1991. Mr. Odom served as chairman of the board at New Orleans Commodity Exchange in 1981 and prior to that as charter director, 1979 to 1980. He served as a firm-delegated member of the New York Stock Exchange from 1971 to 1973, and a director of the International Precious Metals Institute from 1979 to 1983. Mr. Odom is the founder of CCO Venture Capital, Argent Venture Capital and the co-founder and principal of Frontier Healthcare, LLC. Mr. Odom previously served as a principal of three CBOT clearing member firms and a principal of a CBOE member clearing firm. He is the sole proprietor of the Rock’n C Ranch. Over the course of his career, Mr. Odom served on more than 40 boards of directors and board level committees of various financial services organizations.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	9

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

Ronald A. Pankau Age: 55 Director since: 2011	Term Expiring: 2014

Mr. Pankau has been an independent trader since 1981. He serves as the Treasurer and Secretary of our political action committee and as a member of our business conduct committee. He is the owner of J.H. Best and Sons, a steel fabricating company.

John F. Sandner Age: 70 Director since: 1978	Term Expiring: 2013 Public Directorships: Echo Global Logistics, Inc.	Previous Public Directorships: Click Commerce Inc.

Mr. Sandner has been a member of CME for more than 30 years. He also served as our Special Policy Advisor from 1998 to 2005. Previously, he served as Chairman of our board for 13 years. Mr. Sandner has served as Chairman of E*Trade Futures, LLC since 2003. Mr. Sandner previously served as President and CEO of RB&H Financial Services, L.P., a futures commission merchant and one of our clearing firms, from 1985 to 2003. Mr. Sandner currently serves on the board of the National Futures Association and serves as one of our board representatives on the Dubai Mercantile Exchange.

Terry L. Savage Age: 67 Director since: 2003	Term Expiring: 2014

Ms. Savage is a financial journalist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs and networks, including CNN, CBS and Moneyshow.com. She was a member of CME from 1975 to 1980.

Howard J. Siegel Age: 55 Director since: 2000	Term Expiring: 2013

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 29 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade today in our agricultural product suite on the floor and electronically.

Christopher Stewart Age: 54 Director since: 2007	Term Expiring: 2014	Previous Public Directorships: CBOT Holdings

Mr. Stewart previously served as director of CBOT since 2006. Mr. Stewart has served as CEO of Gelber Group, LLC, a clearing member firm, since 2000 and has been employed by Gelber Group since 1983. Mr. Stewart was appointed to The Rock and Roll Hall of Fame and Museum board in 2009.

Dennis A. Suskind Age: 69 Director since: 2008	Term Expiring: 2013 Public Directorships: Bridgehampton National Bank	Previous Public Directorships: NYMEX Holdings

Mr. Suskind joined J. Aron & Company in 1961 where he served as Executive Vice President and was responsible for the worldwide precious metal trading operations. In 1980, Mr. Suskind became a general partner of Goldman Sachs upon its acquisition of J. Aron & Company until his retirement in 1990. During his tenure in trading metals, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, D.C.

10	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

DIRECTORS RETIRING FROM THE BOARD IN 2012

As part of the board’s initiative to reduce its size, the following individuals who served as CBOT directors are retiring from the board effective as of the 2012 annual meeting.

Robert F. Corvino Age: 54 Director since: 2007	Term Expiring: 2012	Previous Public Directorships: CBOT Holdings

Mr. Corvino has served as Managing Director, Cornerstone Investment Management since 2009. Mr. Corvino previously served as Vice Chairman of CBOT from 2004 and as a director since 2000 until our merger in 2007. Mr. Corvino is an independent local trader and has been a member of CBOT since 1984.

John L. Pietrzak Age: 56 Director since: 2007	Term Expiring: 2012	Previous Public Directorships: CBOT Holdings

Mr. Pietrzak has served as Managing Partner of Longwood Partners, a private equity firm, since 2002 and as general partner of Sparta Group, a proprietary trading group, since 1997. Mr. Pietrzak served as a director of CBOT from 1993 to 1995 and from 2006 until our merger. He also served as a director of The Clearing Corporation (formerly Board of Trade Clearing Corp.) from 2001 to 2004.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	11

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

DIRECTOR ATTRIBUTES

We believe all of our board members have an inquisitive and objective perspective, practical wisdom and mature judgment. In addition, the following highlights the key characteristics that the board believes qualifies its members and nominees to serve the interests of our shareholders. This summary, however, is not meant to be a complete description of all of the skills and attributes of our board members. Additional details on our individual directors and director nominees are set forth in their individual biographies.

Attribute	Directors and Director Nominees with Attribute
Industry Experience
Possesses an understanding of our markets as a result of trading our products, serving as an officer of a firm which trades our products or working in the financial services industry.	Jeffrey M. Bernacchi Timothy S. Bitsberger Charles P. Carey Mark E. Cermak Robert F. Corvino James A. Donaldson Craig S. Donohue Terrence A. Duffy	Martin J. Gepsman Yra G. Harris Bruce F. Johnson Gary M. Katler Gary T. Lark Leo Melamed William P. Miller II Patrick J. Mulchrone	Joseph Niciforo C.C. Odom II James E. Oliff Ronald A. Pankau John L. Pietrzak Edemir Pinto Alex J. Pollock John F. Sandner	Terry L. Savage Gerard M. Shannon William R. Shepard Howard J. Siegel Christopher Stewart Dennis A. Suskind David J. Wescott
Independence
Satisfies applicable standards of independence.	Jeffrey M. Bernacchi Timothy S. Bitsberger Mark E. Cermak Dennis H. Chookaszian Jackie M. Clegg Robert F. Corvino James A. Donaldson Martin J. Gepsman	Larry G. Gerdes Daniel R. Glickman Yra G. Harris J. Dennis Hastert Bruce F. Johnson Gary M. Katler Gary T. Lark	William P. Miller II Patrick J. Mulchrone Joseph Niciforo C.C. Odom II James E. Oliff John L. Pietrzak Alex J. Pollock	Terry L. Savage Gerard M. Shannon William R. Shepard Howard J. Siegel Christopher Stewart Dennis A. Suskind David J. Wescott
CFTC Public Director
Satisfies the CFTC definition of public director.	Timothy S. Bitsberger Jackie M. Clegg Larry G. Gerdes	Daniel R. Glickman J. Dennis Hastert	William P. Miller II Alex J. Pollock	Terry L. Savage Dennis A. Suskind
Government Relations/Regulatory/Public Policy
Experience interacting with our regulators and members of government or prior service in government.	Timothy S. Bitsberger Charles P. Carey Jackie M. Clegg	Craig S. Donohue Terrence A. Duffy Daniel R. Glickman	Yra G. Harris J. Dennis Hastert Leo Melamed	William P. Miller II Alex J. Pollock
Management Experience
Experience as a chief executive officer, president or senior vice president of a company or a significant subsidiary, operating division or business unit.	Dennis H. Chookaszian Craig S. Donohue Larry G. Gerdes	Daniel R. Glickman James E. Oliff	Alex J. Pollock Edemir Pinto	Gerard M. Shannon Christopher Stewart
Financial Expertise
Experience as a chief financial officer.	Dennis H. Chookaszian	Larry G. Gerdes	William P. Miller II
Professional Accreditations
Possesses an advanced degree.	Dennis H. Chookaszian Robert F. Corvino Craig S. Donohue Larry G. Gerdes	Daniel R. Glickman Yra G. Harris Bruce F. Johnson	William P. Miller II Leo Melamed Joseph Niciforo	James E. Oliff Alex J. Pollock John F. Sandner
Risk Management Experience
Experience in overseeing risk management processes and procedures.	Dennis H. Chookaszian Gary T. Lark	William P. Miller II	John L. Pietrzak	Gerard M. Shannon
Other Public Company Directorship
Experience serving as a director of another publicly traded company.	Charles P. Carey Mark E. Cermak Dennis H. Chookaszian Jackie M. Clegg Robert F. Corvino	James A. Donaldson Craig S. Donohue Larry G. Gerdes Daniel R. Glickman William P. Miller II	Joseph Niciforo C.C. Odom II James E. Oliff John L. Pietrzak Alex J. Pollock	John F. Sandner Terry L. Savage Christopher Stewart Dennis H. Suskind

12	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

CORPORATE GOVERNANCE

We have a long-standing commitment to implementing sound corporate governance practices that enhance the effectiveness of our board. These practices provide an important framework within which the board and management can pursue our strategic objectives and ensure long-term vitality for the benefit of our shareholders. This section describes key corporate governance practices that we have adopted.

RECENT ENHANCEMENTS

The board and its governance committee continue to evaluate its corporate governance practices. As discussed in Item 4, we are seeking shareholder approval to declassify our board as of the 2014 annual meeting and move to annual elections. Our board weighed the benefits of having a classified structure and determined that it was in the best interests of CME Group and its shareholders to recommend the change.

Additionally, after consideration, the board allowed its shareholder rights plan to expire in December 2011. The board believes these actions will enhance our corporate governance practices.

We recognize that the size of our current board is larger than the average public company. Following the 2012 annual meeting, our board will be reduced by two members. The board believes that the proposed transition to annual elections combined with the expiration of the CBOT director representation rights will provide the board with the flexibility to decrease its size in the future while ensuring that it maintains the appropriate expertise, industry knowledge and skills to effectively oversee our complex business for the benefit of our shareholders.

CORPORATE GOVERNANCE MATERIALS

Complete copies of our corporate governance materials, including our Corporate Governance Principles, Board of Directors Conflict of Interest Policy, Board of Directors Code of Ethics, Categorical Independence Standards, Employee Code of Conduct and the charters for all our board committees, may be found on our Web site, www.cmegroup.com, in the “Investor Relations – Corporate Governance” section. Copies of these materials are also available free of charge to shareholders upon written request directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606. Our Employee Code of Conduct is applicable to all of our employees, including our chief executive officer and other senior financial officers. The board and the governance committee regularly review and modify the corporate governance documents, including the Corporate Governance Principles, as warranted. Any modifications are reflected on our Web site.

DIRECTOR ATTENDANCE

During 2011, the board held 10 meetings. Each of the directors attended at least 75% of the combined total meetings of the full board and the committees on which he or she served during 2011. In connection with the board’s deliberations on matters relating to the MF Global bankruptcy, directors with potential conflicts of interest were recused from participating in such special meetings. These recusals were not factored into their attendance records. Additionally, we hold an annual all-day meeting of our board and management to discuss the overall strategic objectives of CME Group.

DIRECTOR INDEPENDENCE

The experience and diversity of our directors has been, and continues to be, critical to our success. Our Corporate Governance Principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, governance and nominating committees must be independent. For a director to be considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with CME Group. The board has adopted Categorical Independence Standards, which are attached to this proxy statement as Appendix A, to assist the board in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of the NASDAQ. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

The board believes that all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. In addition, the chair of our governance committee acts as the lead outside director, presiding over meetings of the independent and non-executive directors and serving as the contact for shareholder communications with independent directors. Based on our Categorical Independence Standards, at its meeting held in February 2012, the governance committee made a preliminary assessment of the independence of the directors and director nominees and based on such assessment made a recommendation to our board regarding their independence. Some of our directors are members of our exchanges, which provides them with access to our open outcry trading floors, lower trading fees, the ability to vote on certain matters relating to the operation of our trading floors and, for members of CME, the ability to elect six of our

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	13

CORPORATE GOVERNANCE (CONTINUED)

directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of the NASDAQ, the governance committee reviewed the directors’ and their affiliated clearing firms’ trading activities and relationships with our exchanges as part of its independence determination. The governance committee and the board noted that all payments were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and were not in excess of the applicable payment thresholds.

Certain members of our board also lease space at our 141 West Jackson Boulevard location in Chicago in connection with their trading activities or sub-lease from us at our corporate headquarters. The governance committee and the board considered whether such transactions would have an impact on the directors’ independence, noting that the leases are entered into on terms prevalent in the marketplace.

After considering information provided by the directors and director nominees in their annual questionnaires, the payments made to us relating to trading activities of directors and director nominees who are members of an exchange as well as additional information gathered by our Office of the Secretary, the governance committee recommended and the board determined which directors and nominees should be classified as independent. All of our directors and director nominees with the exception of the following have been classified as independent.

•	Employment Relationships: Messrs. Duffy and Donohue are employees of CME Group.

•	Consulting Arrangements: Messrs. Carey, Melamed and Sandner have consulting relationships with CME Group.

•

Strategic Partnership and Cross-Investment: Mr. Pinto serves as the director representative of BM&FBOVESPA. BM&FBOVESPA owns approximately 5% of our outstanding Class A shares and we own approximately 5% of its shares. We have a cross-investment agreement with BM&FBOVESPA and have agreed to work together as global preferred strategic partners to advance our mutual interests in globalizing our respective businesses through jointly identifying and pursuing opportunities for strategic investments and partnerships with other international exchanges.

•	Other. Mr. Pankau has a family member who is an employee of CME Group who received compensation in excess of $120,000.

The list of our independent directors is set forth on page 12.

PUBLIC DIRECTORSHIP

As the parent company of four self-regulatory organizations, we are required to ensure that we meet the core principles of the Commodities Futures Trading Commission (CFTC) which among other things requires that we have processes and procedures to address potential conflicts of interest that may arise in connection with the operation of our exchanges. Significant representation of individuals who don’t have relationships with our exchanges, referred to as “public directors” in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered “public” directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The list of our public directors is set forth on page 12. Additionally, our market regulation oversight committee is composed solely of public directors.

BOARD LEADERSHIP STRUCTURE

Our governance documents provide the board with the flexibility to select the appropriate leadership structure for CME Group. In making leadership determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of our shareholders. Our current leadership structure is currently comprised of our Executive Chairman, our Chief Executive Officer, the independent chair of our governance committee serving in the role discussed below, and our strong, active board members of which more than a majority are considered independent. We believe this structure provides a very well-functioning and effective balance between strong management leadership and appropriate safeguards and oversight by non-employee board members.

Role of the Independent Chair of our Governance Committee

Because Mr. Duffy has been classified as non-independent, the board has assigned the following responsibilities to the chair of the governance committee:

•	Preside at executive sessions of the independent directors and of the non-executive directors.

•	Coordinate the performance evaluation of the Executive Chairman which is conducted by the executive committee and reported to the full board during an executive session.

14	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

CORPORATE GOVERNANCE (CONTINUED)

•	Coordinate the self-evaluation of the board.

•	Serve as the contact for shareholder communications addressed to the independent directors.

The board believes that its current structure allows it to effectively operate, represent the rights of our shareholders and create long-term value. The board reserves the right to make changes to its governance structure in the future as it deems appropriate.

BOARD’S ROLE IN RISK OVERSIGHT

The board has an active role, as a whole and also at the committee level, in overseeing management of our risks. CME Group has established an enterprise risk management program. The role of the program is to promote and facilitate the process to evolve, align and sustain sound risk management practices at CME Group. Our ultimate objective is to help preserve and protect our enterprise value and to help increase the likelihood of achieving our financial, operational and strategic objectives.

The program is led by our Director, Enterprise Risk Management who reports to the head of our internal audit department who reports directly to the audit committee. The audit committee serves as the primary committee with responsibility for overseeing our risk management process, with our other board level committees overseeing specific risks that relate to their core responsibilities. Enterprise risk management is a standing agenda item at each of the regular audit committee meetings, and specific risks are discussed at the board and board-level committees, as relevant.

Enterprise risks are identified, evaluated, prioritized, and updated regularly by management through our cross-functional risk management team; made up of senior managers representing each division of our business and led by our Director, Enterprise Risk Management. The audit committee and the board receive detailed updates on our enterprise risks each quarter. Additional review or reporting on our enterprise risks is conducted as needed or as requested by the board or one of its committees.

EXECUTIVE SESSIONS

Our Corporate Governance Principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the chair of the governance committee. The chair of the executive session may, at his or her discretion, invite our Executive Chairman, other non-independent directors or other members of management, including the CEO, to participate in a portion of such executive session, as appropriate.

ANNUAL ASSESSMENT OF BOARD AND COMMITTEE PERFORMANCE

As provided in our Corporate Governance Principles, the board annually reviews its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the governance committee through an annual board self-evaluation survey. In addition, the audit, compensation, finance, governance, market regulation oversight and nominating committees each conduct an annual self-assessment.

CONTACTING THE BOARD OF DIRECTORS

If you would like to contact the board of directors, including a committee of the board or the independent directors as a group, you may send an e-mail to directors@cmegroup.com. You may also communicate with the members of the board by mail addressed to an individual member of the board, the full board, a particular committee or the independent directors as a group directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

All communications received will be compiled by the Office of the Secretary and submitted to the governance committee on a quarterly basis or more frequently as appropriate. E-mails received via directors@cmegroup.com are screened for junk commercial e-mail and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.

In order to expedite a response to ordinary business matters, the governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange (an “ordinary business matter”). Any director may review any such communication or response thereto.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	15

CORPORATE GOVERNANCE (CONTINUED)

Shareholder Engagement

In 2011 and 2012, we sought multiple ways to open the lines of communication with our shareholders, such as:

•	Redesigning the proxy statement for better readability and including a letter from the board to shareholders.

•	Conducting the advisory vote on say-on-pay on an annual basis to ensure frequent feedback.

•	In anticipation of our 2012 annual meeting, we filed with the SEC on February 22, 2012 and distributed directly to our institutional shareholders additional information on our enhancements to our compensation program and governance practices. In the letter we included a direct invitation to engage in dialogue about such practices.

•

Shareholders wishing to provide feedback on our compensation program may do so by sending an email to directors@cmegroup.com and addressing it to the chair of the compensation committee or the entire committee. To provide feedback on our governance practices, send an email to the above email address to the chair of the governance committee.

REPORTING CONCERNS TO THE AUDIT COMMITTEE

We have engaged an independent, third party, EthicsPoint, for the purpose of receiving complaints, including complaints relating to accounting, internal control over financial reporting or auditing matters. Concerns relating to financial matters are automatically referred to the chairman of the audit committee and will be handled in accordance with the procedures adopted by the audit committee. A copy of these procedures is available on our Web site.

ATTENDANCE AT ANNUAL MEETINGS

We strongly encourage, but do not require, our directors to attend the annual meeting. Last year, 29 of the 32 directors on the board at that time attended the annual meeting of shareholders.

COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors has eight active committees: audit; compensation; executive; finance; governance; market regulation oversight; nominating and strategic steering. Each committee has a written charter that sets forth its responsibilities in more detail. Copies of these charters are available on our Web site. Our audit, compensation, governance, market regulation oversight and nominating committees consist entirely of independent directors. Our market regulation oversight committee consists entirely of public directors as defined by the CFTC.

Audit Committee

The audit committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualification and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal controls. The committee performs this function by monitoring our financial reporting process and internal controls and by assessing the audit efforts of the external auditors and the internal audit department. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors.

Compensation Committee

The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by establishing and overseeing our compensation programs, approving compensation for our senior management group, recommending to the board the compensation of board members who are not officers of us, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and Analysis section in accordance with applicable rules and regulations of the SEC for inclusion in our proxy statements.

Executive Committee

The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law. The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board. The executive committee is also responsible for conducting the annual performance evaluation of our CEO and our President and presenting its conclusions to the board during an executive session.

Finance Committee

The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies and capital structure.

16	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

CORPORATE GOVERNANCE (CONTINUED)

Governance Committee

The governance committee assists the board by making recommendations on our corporate governance practices. The committee reviews and recommends changes to our Corporate Governance Principles and other policies in the area of corporate governance and oversees our compliance & ethics program.

Market Regulation Oversight Committee

The market regulation oversight committee assists the board with its oversight of matters relating to our operation of four exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of our market regulation department and our clearing house audit department to ensure effective administration of our self-regulatory responsibilities.

Nominating Committee

The nominating committee reviews qualifications of potential candidates for Equity director and recommends to the board the slate for election at our annual meetings.

Strategic Steering Committee

The strategic steering committee assists and provides guidance to management and the board in fulfilling its responsibilities to oversee our long-range direction, corporate strategy and competitive position. The committee analyzes market trends, growth patterns and the impact of innovations that may create opportunity or risk for us. The committee reviews and recommends goals and objectives for the CEO and President and our succession plans.

The following table shows the membership of our board committees and the number of times they met in 2011.

Director	Audit	Compensation	Executive	Finance	Governance	Market Regulation Oversight	Nominating	Strategic Steering
Terrence A. Duffy			Chair					•
Craig S. Donohue			•					•
Jeffrey M. Bernacchi	•
Timothy S. Bitsberger		•				•
Charles P. Carey			•					•
Mark E. Cermak		•					•
Dennis H. Chookaszian	Chair			•	•
Jackie M. Clegg	•				•	•
Robert F. Corvino				•
James A. Donaldson		•
Martin J. Gepsman		•					•	•
Larry G. Gerdes	•	•		Chair	•		•
Daniel R. Glickman		•	•		Chair
J. Dennis Hastert					•		•	•
Bruce F. Johnson
Gary M. Katler
Leo Melamed			•					Chair
William P. Miller	•			•		Chair
Joseph Niciforo			•					•
C.C. Odom, II			•					•
James E. Oliff				•				•
Ronald A. Pankau
John L. Pietrzak				•
Edemir Pinto
Alex J. Pollock		Chair	•	•	•	•	Chair
John F. Sandner			•					•
Terry L. Savage	•					•
William R. Shepard		•	•	•			•	V. Chair
Howard J. Siegel								•
Christopher Stewart								•
Dennis A. Suskind	•
David J. Wescott
2011 Meetings	12	13	7	5	10	7	2	6

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	17

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012

You are being asked to vote on the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for 2012. Ernst & Young served as our accounting firm in 2011.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012.

The audit committee has appointed Ernst & Young as CME Group’s independent registered public accounting firm for 2012. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of CME Group and its shareholders. Representatives of Ernst & Young will be present at the annual meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by shareholders. In connection with the audit of our 2011 financial statements, we entered into an engagement letter with Ernst & Young which set forth the terms by which Ernst & Young would perform audit services for us. The agreement provides that Ernst & Young will not be liable to us for punitive damages, except for certain circumstances in connection with a shareholder derivative suit. We expect to enter into a similar engagement letter with Ernst & Young for 2012.

AUDIT COMMITTEE POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year, any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee provided the estimated fee of the proposed service does not exceed $100,000. The chairperson must report any decisions to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our Audit and Non-Audit Services policy is available on our Web site.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees paid to Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2011	2010
Audit(1)	$2,297,302	$2,170,589
Audit-Related Fees(2)	—	15,805
Tax Fees(3)	1,348,530	690,990
All Other Fees	—	—
Total	$3,645,832	$2,877,384

(1)	The aggregate fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures.

(2)	The aggregate fees for assurance and related services including internal control and financial compliance reports and agreed-upon procedures not required by regulation.

(3)	The aggregate fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2011, tax compliance and preparation fees were $403,509.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the projects included in the above fee table were pre-approved by the audit committee in accordance with our Audit and Non-Audit Services Policy. In providing their pre-approval, the audit committee approves the proposed fees for the particular engagement. To the extent the project results in fees exceeding the original pre-approval, management seeks additional approval of the audit committee. All fees exceeding the original pre-approval incurred in connection with our 2011 projects were approved by the audit committee and management and the audit committee agreed that such additional fees did not have an impact on the original pre-approval or the independence of Ernst & Young.

18	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012 (CONTINUED)

AUDIT COMMITTEE FINANCIAL EXPERTS

The board has determined that Messrs. Chookaszian, Gerdes and Miller meet the SEC’s definition of an audit committee financial expert.

Mr. Chookaszian

Mr. Chookaszian is considered to have each of the attributes of an audit committee financial expert based upon his prior service as CFO of CNA for 15 years, through his supervision of the CFO for nine years when he was CEO of CNA and CEO of mPower, and through his service as a public accountant for eight years with Deloitte and Touche. Mr. Chookaszian has been a member of our audit committee since 2004 and previously served as chairman of the Financial Accounting Standards Advisory Council, the group that provides advice to the Financial Accounting Standards Board (FASB) on their agenda and the effectiveness of accounting standards. Mr. Chookaszian also teaches a course on Corporate Governance and Accounting Standards and Controls at the University of Chicago Booth School of Business, Cheung Kong University in China, and the Indian Institute of Professional Management in India. Throughout his career, he has served on the audit committee of seven other public and private organizations. He is also a member of the XBRL Advisory Council, which is the group that provides advice to the International Accounting Standards Board on the development of XBRL standards. He also currently serves on the Financial Crisis Advisory Group that provides advice to the G 20 and to world-wide standards setters and regulators on the financial reporting issues related to the recent financial crisis and needed corrective actions. He has served in the past on numerous accounting related boards including the American Institute of CPAs (AICPA) Insurance Companies Accounting Standards Committee, the AICPA Group of 100, several FASB task forces, the Statement on Auditing Standards 99 task force on Internal Control Fraud Standards, and the Public Oversight Board Blue Ribbon Panel on Audit Effectiveness.

Mr. Gerdes

Mr. Gerdes is considered to have each of the attributes of an audit committee financial expert based upon his service as the CEO of a public company for more than 15 years which included oversight of the CFO and his service in the role of CFO for 10 years, six of which were at a public company. Mr. Gerdes has a Bachelors of Science and a Masters of Business Administration in Finance which included courses in accounting. Mr. Gerdes has been a member of our audit committee since joining our board in 2007. He has served on audit committees of four other public companies over the past 15 years. Mr. Gerdes also is the founder of Gerdes Huff Investments.

Mr. Miller

Mr. Miller is considered to have each of the attributes of an audit committee financial expert primarily based upon his background and experience in preparing, modeling and analyzing financial statements in accordance with generally accepted accounting principles, which required him to develop and assess projected financial estimates, accruals and reserves. Mr. Miller has also been responsible for internal audit and compliance functions at Commonfund Group. Mr. Miller currently serves as chairman of the audit committee for American Axle and Manufacturing and has served as Chairman of the Audit and Risk Management Committee of the Dubai International Financial Exchange, Chairman of the Audit and Risk Management Committee of the BTOP 50, and Chairman of the Audit Committee of the New York Futures Exchange, a subsidiary of the New York Stock Exchange. Mr. Miller has served as a member of the Public Company Accounting Oversight Board Standing Advisory Group and has testified before both the U.S. Congress and FASB on accounting and disclosure matters. Mr. Miller holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute. Mr. Miller has a Masters of Business Administration from the Wharton Graduate Division of the University of Pennsylvania. He has served as a member of our audit committee since 2003.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	19

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees our financial reporting process on behalf of the board of directors. The audit committee currently consists of seven independent directors as defined in the listing standards of the NASDAQ. Its duties and responsibilities are set forth in the audit committee charter approved by our board of directors which is available on our Web site. As previously discussed, the board of directors has determined that Messrs. Chookaszian, Gerdes and Miller meet the SEC’s definition of audit committee financial expert.

As set forth in more detail in the audit committee charter, the primary responsibilities of the audit committee fall into three broad categories:

•	To serve as an independent and objective party to monitor our financial reporting process and internal control system.

•	To review and evaluate the audit efforts of the independent registered public accounting firm and internal audit department.

•	To provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit department and the board of directors.

The audit committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the audit committee charter. To carry out its responsibilities, the audit committee met 12 times during fiscal year 2011 and two times during 2012 with regard to fiscal year 2011.

In the course of fulfilling its responsibilities, the audit committee has:

•

Reviewed and discussed with management and Ernst & Young all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with U.S. generally accepted accounting principles.

•	Discussed with our senior management and Ernst & Young the process used for certifications by our CEO and CFO, which are required for certain of our filings with the SEC.

•	Reviewed and discussed with management the audit committee charter.

•

Discussed with representatives of Ernst & Young the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

•

Received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding the accounting firm’s communications with the audit committee concerning independence.

•	Discussed with Ernst & Young its independence from the company and management.

•	Reviewed payments to and pre-approved services of Ernst & Young in accordance with the Audit and Non-Audit Services Policy.

•	Considered whether the provision by Ernst & Young of non-audit services is compatible with maintaining their independence.

Based on the foregoing, the audit committee recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in CME Group’s annual report on Form 10-K for the year ended December 31, 2011, for filing with the SEC. The audit committee also selected Ernst & Young as the independent registered public accounting firm for fiscal year 2012. The board is recommending that shareholders ratify that selection at the annual meeting.

Management is responsible for the preparation, presentation and integrity of the financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of the disclosure controls and procedures and the internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Ernst & Young, our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as providing an attestation report on our internal control over financial reporting.

The Audit Committee

Dennis H. Chookaszian, Chairman

Jeffrey M. Bernacchi

Jackie M. Clegg

Larry G. Gerdes

William P. Miller II

Terry L. Savage

Dennis A. Suskind

20	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 3—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers as described in our Compensation Discussion and Analysis beginning on page 38 and Executive Compensation tables beginning on page 52.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed on CME Group’s executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement. We plan to include these advisory resolutions on an annual basis.

This proposal, commonly known as the “say on pay” proposal, gives you the opportunity to endorse or not endorse our 2011 executive compensation program and policies for the named executive officers through a vote “FOR” the approval of the following resolution:

RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2012 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and any related material).

This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to the named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the “say on pay” vote when considering future compensation arrangements.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class to be “deemed” approved.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	21

ITEM 4—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE CLASSIFICATION OF OUR BOARD OF DIRECTORS AS OF THE 2014 ANNUAL MEETING

You are being asked to vote on a proposal to adopt amendments to our Third Amended and Restated Certificate of Incorporation (Current Certificate) (i) to phase out the classification of our board as of our 2014 annual meeting, such that each director will be elected to a one-year term beginning with our 2014 annual meeting and (ii) remove certain obsolete provisions contained in the Current Certificate.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

RATIONALE FOR THE PROPOSED DECLASSIFICATION OF THE BOARD

Our board is committed to good corporate governance and has carefully considered the advantages and disadvantages of both classified and declassified boards.

Our board believes that the classified board structure has promoted stability and continuity, facilitated long-term strategic planning, enhanced the independence of our directors and their knowledge of CME Group and protected CME Group against the potential for abusive takeover tactics.

Our board, however, understands that many investors believe that the annual election of directors is the best way for shareholders to influence policies and to hold management accountable. Our board is also cognizant that many U.S. public companies have eliminated their classified board structures in recent years in favor of the annual election of directors.

After weighing these considerations, our board has determined that the elimination of its classified board structure is in the best interests of CME Group and its shareholders.

To implement the declassification, our board has approved, subject to shareholder approval, an amendment of our Amended and Restated Certificate of Incorporation to effect a declassification of our board as of the 2014 annual meeting. We refer to these amendments and the amendments to eliminate the obsolete provisions collectively as the “Charter Amendments.” The form of certificate of incorporation as amended and restated to include the Charter Amendments, which are subject to shareholder approval, is set forth in Appendix B to this proxy statement.

This summary of the Charter Amendments does not contain all of the information that may be important to you and is qualified in its entirety by reference to the text of the Charter Amendments as set forth in Appendix B. You are urged to read Appendix B in its entirety.

ALL DIRECTORS WILL BE ELECTED ON AN ANNUAL BASIS AS OF OUR 2014 ANNUAL MEETING

If the Charter Amendments are approved, the current classification system will be phased out as follows:

•	The directors whose terms expire at the 2012 annual meeting shall be elected for a two-year term expiring with the class of directors elected at the 2011 annual meeting at the 2014 annual meeting.

•	The directors whose terms expire at the 2013 annual meeting shall be elected for a one-year term expiring with the class of directors elected at the 2011 annual meeting at the 2014 annual meeting.

•	From and after the 2014 annual meeting, all directors shall be elected annually for terms expiring at the next succeeding annual meeting.

If shareholders do not approve the Charter Amendments, phase out of the classified board will not begin and the directors elected at the 2012 annual meeting will serve a three-year term.

THE CHARTER AMENDMENTS WILL ALSO ELIMINATE CERTAIN OBSOLETE PROVISIONS

The Charter Amendments also provide for the deletion of certain provisions adopted in connection with our merger with CBOT Holdings. These provisions have expired or will expire effective as of the 2012 annual meeting. The Charter Amendments also provide for the deletion of the provisions in Article Four relating to the Series A Junior Participating Preferred Stock. These provisions were adopted in connection with the implementation of our rights plan which expired in December 2011. Accordingly, we are proposing to amend and restate the Current Certificate to delete both of these provisions.

In addition, under Delaware law, directors elected to a classified term may be removed only for cause, while directors elected annually may be removed with or without cause by a vote of the holders of a majority of the outstanding shares entitled to vote. Accordingly, we are proposing the elimination of Article Five, Subsection G (Subsection F, as amended), effective at the 2014 annual meeting.

REQUIRED VOTE

Adoption of the Charter Amendments requires the affirmative vote of the holders of two-thirds of the voting power of the outstanding shares of our Class A and Class B common stock entitled to vote, voting together as a single class.

22	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 5—APPROVAL OF AN AMENDMENT TO OUR OMNIBUS STOCK PLAN

You are being asked to vote on a proposal to adopt an amendment to our Omnibus Stock Plan to extend the expiration date of the term of the plan to June 30, 2022 and to adopt other amendments regarding the operation of the plan.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED AMENDMENTS TO THE OMNIBUS STOCK PLAN.

FACTORS TO CONSIDER

Key Component of Compensation

We believe that our long-term success and the continued growth of shareholder value depends on our ability to attract, retain and motivate our employees. As a result, equity based incentive awards are a significant component of our compensation program. We believe that it is important to ensure that our performance goals and compensation incentives continue to be aligned with the interests of our shareholders through the operation of our equity program and the granting of long-term incentives.

Broad-Based Program

We have in place a broad-based equity award program and make grants to our employees under our Omnibus Stock Plan. In 2011, 51% of our eligible employee population received an annual equity award.

Historical Grant Information

We currently have authorization to issue up to 8,045,975 shares under the plan, of which 3,650,584 remained available for future grants as of December 31, 2011. While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders in granting equity awards. As part of this proposal, we are not seeking to increase the number of shares authorized under the plan.

Our options and shares granted under our Omnibus Stock Plan and Director Stock Plan as a percentage of our shares outstanding, referred to as our burn rate, was:

2011	.64%
2010	.63%
2009	.41%

Our overhang, calculated by dividing the number of shares subject to outstanding awards plus shares available for grant under our Omnibus Stock Plan and Director Stock Plan (the numerator) by the number of common shares outstanding plus the number of shares in the numerator was 8.2% as of December 31, 2011.

KEY PROVISIONS OF THE PLAN

No Stock Option Repricing/Exchange. The plan does not permit the repricing of options or the exchange of underwater options for cash or other awards without shareholder approval.

No Discounted Awards. Awards having an exercise price cannot be granted with an exercise price less than the fair market value on the date of grant.

No Evergreen Provision. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be automatically replenished.

Material Amendments Require Shareholder Approval. Material changes, including increasing the number of authorized shares, changes to the restrictions on repricing and the pricing of options below market value, require shareholder approval.

Administered by an Independent Committee. The plan is administered by our independent compensation committee.

SUMMARY OF KEY AMENDMENTS

The following is a summary of key proposed amendments to the plan. A copy of the complete text of the Omnibus Stock Plan as it is proposed to be amended and restated is included in Appendix C to this proxy statement, and the following description is qualified in its entirety by reference to the text of the plan. You are urged to read the Omnibus Stock Plan as it is proposed to be amended and restated in its entirety.

Extension of the Term. We propose extending the term of the plan so that awards can continue to be made under the plan until June 30, 2022. We plan to seek shareholder approval of the plan in 2017 for purposes of meeting the requirements of Section 162(m) of the Internal Revenue Code.

Additional Performance Metrics. To ensure that we have the appropriate flexibility to design our long-term incentives, we are adding additional performance metrics to the plan, including cash earnings growth per share which we plan to use for our 2012 performance share grants. Approval of the amendment of the Omnibus Stock Plan will also constitute approval of all of the performance metrics in the plan for purposes of Section 162(m) of the Internal Revenue Code.

Change of Control. We propose amending the change of control provisions to provide that performance-based awards granted following the amendment shall vest in the event of a change of control at the greater of (i) actual performance at the time of the change of control or (ii) the target level. Currently such awards would vest at the maximum level of performance.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	23

ITEM  5—APPROVAL OF AN AMENDMENT TO OUR OMNIBUS STOCK PLAN (CONTINUED)

ESTIMATED EQUITY AWARDS

Awards under the plan are granted at the discretion of the compensation committee. While it is not possible to determine at this time the amount of any awards that may be made under the plan in the future, our annual equity program includes grants to our named executive officers, other members of our senior management group (10 individuals) and other employees below senior management.

The following table shows the number of shares tied to annual awards made on September 15, 2011 to these groups:

	Economic Value(1)	Performance Shares(2)	Stock Options	Restricted Stock	Restricted Stock Units
Craig S. Donohue	$3,500,239	3,464	8,540	6,928	—
James E. Parisi	$874,657	864	2,136	1,732	—
Terrence A. Duffy	$1,750,325	1,732	4,272	3,464	—
Phupinder S. Gill	$1,399,894	1,384	3,416	2,772	—
Bryan T. Durkin	$1,006,471	996	2,456	1,992	—
Other Executive Officers	$4,709,656	4,500	11,892	9,320	—
Employees Below Executive Officer(3)	$47,360,285	—	231,304	93,204	472

(1)	Economic value was calculated using the closing price on the date of grant of $271.86. The valuation methods used above differ from those used in the Summary Compensation Table.
(2)	Performance shares represent equity awards to our senior management group which are tied to cash earnings and total shareholder return relative to the S&P 500 and are settled in shares of restricted stock. Because the cash earnings performance goal was not approved until 2012, these awards are not included in the Summary Compensation Table.
(3)	In 2011, approximately 1,300 employees below the level of executive officer received an annual equity award.

ADDITIONAL INFORMATION ABOUT THE PLAN

This description of the plan is qualified in its entirety by reference to the text of the amended plan set forth in Appendix C.

Shares Reserved Under the Plan

The number of shares of common stock that may be issued or awarded under the plan shall not exceed 8,045,975, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding common stock. The shares issuable under the plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock.

Administration of the Plan

The plan is administered by the compensation committee of the board of directors. The compensation committee has, among other powers, the exclusive power to administer and interpret the plan and to grant awards under the plan. The compensation committee’s authority includes determining the types of awards to be granted and selecting award recipients as a group from among persons eligible to participate in the plan and determining the extent of their participation. Under certain circumstances, the compensation committee may delegate some aspects of its authority to one or more board members or officers of CME Group.

Awards Under the Plan

Stock Options. The compensation committee may grant options qualifying as incentive stock options under the internal revenue code and/or non-qualified stock options. At the time the option is granted, the compensation committee will determine the number of shares subject to the option, the exercise (or purchase) price per share, the period during which the option may be exercised and the restrictions and conditions on the exercise. However, the exercise price of each option will be at least equal to the fair market value of our common stock. All options have a ten-year expiration date. As of March 12, 2012, the last business day before we filed this proxy statement, the closing price of our Class A common stock was $270.20.

Stock Appreciation Rights. The compensation committee may grant SARs either independently or in conjunction with an award of a stock option which may only be exercised at such times and to the extent the related stock option is exercisable. The term, exercisability and other provisions of an SAR will be fixed by the compensation committee. SARs generally allow the grantee to realize the appreciation in the shares of our Class A common stock subject to the grant over the life of the award. Payment of an SAR may be made in cash, shares or a combination of both at the discretion of the compensation committee.

Stock Awards. The compensation committee may also award shares of our Class A common stock either as a restricted share award or as a bonus award that is not subject to restriction. With respect to restricted shares, the compensation committee shall fix the restrictions and the restriction period applicable to each restricted share award. The recipient of a restricted share award will be unable to dispose of the shares prior to the expiration of the restriction

24	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 5—APPROVAL OF AN AMENDMENT TO OUR OMNIBUS STOCK PLAN (CONTINUED)

period. Unless otherwise determined by the compensation committee, during this period, the recipient will be entitled to vote the shares. Any regular cash dividends on shares subject to time restrictions granted beginning in September 2010 are accrued and not paid out until vesting. Dividends may not be received by the holder of shares subject to performance goals until the satisfaction of such goals.

Performance Share Awards. The compensation committee may grant performance awards under which payment may be made in shares of our Class A common stock (including restricted shares), a combination of shares and cash or solely in cash. Such awards will be paid if our performance meets certain goals established by the compensation committee during an award period. The compensation committee, in its discretion, will determine the performance goals, the length of an award period and the manner and medium of payment of each performance award. In order to receive payment, a grantee must remain in the employ of CME Group or any of its subsidiaries until the completion of the award period, except that the compensation committee may provide complete or partial exceptions to that requirement as it deems equitable.

Change in Control. Upon a change in control as defined in, and subject to certain limitations under, the plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted. As amended, performance-based awards granted in the future would vest in the event of a change of control at the greater of (i) actual performance at the time of the change of control or (ii) at the target level.

Eligible Participants

The compensation committee has the authority to determine which CME Group employees, its subsidiaries and any other entity controlled by the Company are eligible to participate in the plan. As of December 31, 2011, we had approximately 2,700 employees who were eligible to receive grants.

Transferability

Unless otherwise determined by the compensation committee, awards under the plan are non-transferable.

Term of the Plan

The plan was effective as of February 7, 2000 and will terminate on June 30, 2012, unless terminated earlier by the board of directors or extended to June 30, 2022 as proposed under this Item 5.

Certain Award Limitations

The maximum number of shares which may be made subject to awards (including awards intended to be qualified performance based compensation for purposes of Section 162(m) of the Internal Revenue Code) granted to any plan participant in any fiscal year is 250,000. These limits are subject to adjustment upon corporate transactions and similar events in accordance with the terms of the plan. No more than 200,000 shares may be granted under the plan pursuant to incentive stock options.

Federal Income Tax Consequences

The following is only a brief summary of the effect of U.S. federal income taxation on the award recipient and on us of an equity award under the Omnibus Stock Plan and this summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside. This summary is based on the tax laws in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Stock Options. The grant of an incentive stock option or a non-qualified stock option will not result in income for the grantee or in a deduction for us. The exercise of a non-qualified stock option will result in ordinary income for the grantee and a deduction for us measured by the difference between the option price and the fair market value of the shares received at the time of exercise. The exercise of an incentive stock option will not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of us from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition will be the option price. Any gain will be taxed to the employee as long-term capital gain, and we will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee will recognize ordinary income, and we will be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain.

Restricted Share Awards. The grant of restricted shares should not result in income for the grantee or in a deduction for us for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a “substantial risk of forfeiture.” If there are no such restrictions, the grantee will recognize ordinary income upon receipt of the shares. Dividends, if any, paid and received by the grantee while the stock remains subject to restriction will be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares at the time of lapse.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	25

ITEM 5—APPROVAL OF AN AMENDMENT TO OUR OMNIBUS STOCK PLAN (CONTINUED)

SARs and Performance Awards. The grant of an SAR or a performance award will not result in income for the grantee or in a deduction for us. Upon the exercise of an SAR or the receipt of shares or cash under a performance award, the grantee will recognize ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares plus any cash received.

Section 162(m). The plan is intended to provide performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, which generally limits the deduction by an employer for compensation of certain covered officers. For more information on Section 162(m) see the section of this proxy statement entitled Compensation Discussion and Analysis—Tax and Accounting Implications —Limit on Tax-Deductible Compensation on page 50.

The compensation committee may condition vesting of an award intended to constitute performance based compensation upon attainment of goals using one or a combination of the following criteria: annual daily volume growth or revenue growth; cash earnings growth per share; cash earnings; customer satisfaction; earnings before or after taxes, interest, depreciation, and/or amortization; earnings per share; economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); expense reductions; expense targets; free cash flow, cash flow return on equity, and cash flow return on investment; gross or operating margins; margins; market share; net earnings or net income (before or after taxes); operating efficiency; operating expenses; productivity ratios; return on assets; return on equity; return on investment; share price (including, but not limited to, growth measures, total shareholder return and relative total shareholder return); and working capital targets and change in working capital; or any increase or decrease of one or more of the foregoing over a specified period. Such performance goals may relate to the performance of CME Group, an affiliate, any portion of the business, product line, or any combination thereof, on a per share basis), a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the compensation committee.

One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by shareholders. For purposes of Section 162(m), the material terms include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. Each of these aspects is discussed in this proposal, and shareholder approval of the Omnibus Stock Plan will constitute approval of each of these aspects of the Omnibus Stock Plan for purposes of the approval requirements of Section 162(m).

The board may amend the plan as it deems advisable subject to the requirements of applicable law and other regulatory requirements, including those imposed by the applicable listing standards.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast. For purposes of satisfying applicable NASDAQ rules, the total votes cast on this proposal must represent greater than 50% of all shares of our Class A and Class B common stock outstanding and entitled to vote.

26	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 6—APPROVAL OF AN AMENDMENT TO OUR EMPLOYEE STOCK PURCHASE PLAN

You are being asked to vote on a proposal to adopt an amendment to our Employee Stock Purchase Plan to increase the number of available shares from 40,000 to 100,000 and to extend the expiration date to June 30, 2022.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN.

FACTORS TO CONSIDER

Enhances Employee Share Ownership

The purpose of the Employee Stock Purchase Plan is to provide our employees added incentive to promote our best interests by permitting eligible employees to purchase shares of our Class A common stock through payroll deductions at a reasonable discount. The plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code, as amended.

Broad-Based Plan

All regular employees who customarily work more than five months in any calendar year and for more than 20 hours per week are eligible to participate. Pursuant to discretion granted to the compensation committee under the plan, the committee has elected to exclude members of our senior management group from participating in the plan.

Historical Grant Information

The plan was originally approved by shareholders in 2005. We have authorization to issue 40,000 shares under the plan, of which 13,894 remained available for future purchases as of December 31, 2011.

Reasonable Discount and Holding Period

The purchase price is 90% of the fair market value on the date of purchase. Purchased shares are subject to a six month holding period.

Administered by an Independent Committee

The plan is administered by our independent compensation committee. The committee has full power and authority to interpret and administer the plan, to establish rules and regulations relating to the plan and to make all other determinations it deems appropriate for the proper administration of the plan.

ESTIMATED PLAN PURCHASES

Purchases under the plan are made at the discretion of the participating employees. Therefore, it is not possible to determine at this time the amount of purchases that may be made under the plan in the future. The following table shows the purchases made under the plan in 2011. Only employees below the level of the senior management group are entitled to participate in the plan. No named executive officers or other executive officers participated in the plan in 2011.

Date of Purchase	Participating Employees	Shares Purchased	Discounted Purchase Price	Fair Market Value Price
12/15/2011	277	3,501	$215.18	$239.09
6/15/2011	286	2,916	$244.04	$271.16

ADDITIONAL INFORMATION ABOUT THE PLAN

The following is a summary of key proposed amendments to the plan. A copy of the complete text of the Employee Stock Purchase Plan as it is proposed to be amended and restated is included in Appendix D to this proxy statement, and the following description is qualified in its entirety by reference to the text of the plan. You are urged to read the Employee Stock Purchase Plan as it is proposed to be amended and restated in its entirety.

Shares Reserved Under the Plan

The number of shares of Class A common stock available for purchase under the plan shall not exceed 100,000, if approved under this Item 6, subject to adjustment by the compensation committee. The shares available for purchase under the plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock, including shares purchased by us in the open market and held as treasury shares.

Adjustments

In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination or other similar change in the corporate structure of CME Group affecting its common stock, the compensation committee may, in its discretion, adjust the number and kind of shares available under the plan.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	27

ITEM 6—APPROVAL OF AN AMENDMENT TO OUR EMPLOYEE STOCK PURCHASE PLAN (CONTINUED)

Eligible Participants

All employees who are regularly scheduled to work at least 20 hours per week and who customarily are employed for more than five months in a calendar year will be eligible to participate in the plan, except for certain limitations imposed by Section 423(b) of the internal revenue code. Under the code, no employee is permitted to purchase any shares in the plan if such employee, immediately after such purchase, owns shares possessing 5% or more of the total combined voting power of all CME Group classes of stock. In addition, no employee may purchase any shares in the plan in excess of $25,000 (determined at the market value of the shares at the beginning of the offering period) in any one calendar year. Pursuant to authority granted to the compensation committee under the terms of the plan, the committee has elected to exclude members of our senior management group from participating in the plan. As of December 31, 2011, approximately 2,700 employees were eligible to participate in the plan.

Participation in the Plan

The plan allows eligible employees to authorize payroll deductions of up to 10% of their base salary, measured based on the rate in effect on January 1 (or date of hire, if later) of the year in which the purchase period commences, to be applied toward the purchase of shares of common stock at the end of the offering period. The plan will be implemented by consecutive offering periods of approximately six months’ duration. Shares are purchased at the end of an offering period at a price of 90% of the market value of the common stock as reported on NASDAQ.

Deduction Changes and Suspension

Except as otherwise provided by the compensation committee, a participant may increase or decrease his or her payroll deductions at any time. Participants may withdraw all, but not less than all, of their accumulated payroll contributions at any time prior to the next purchase date. A participant’s withdrawal from an offering period will not have any effect upon his or her ability to participate in the following offering period.

Transferability

A participant’s rights under the plan are not transferable by the participant except by will or the laws of descent and distribution.

Holding Period

A participant may not sell shares acquired in the plan until six months after the date of purchase.

Termination of Employment

When a participant terminates employment for any reason, including voluntary termination, retirement or death, the cash amounts credited to such participant’s account that have not been used to purchase shares will be returned to the participant or in the case of such participant’s death, to the person’s designated beneficiary.

Amendments and Termination

The board of directors may at any time terminate, amend or suspend the plan, as it deems advisable, subject to the requirements of applicable law and other regulatory requirements, including those imposed by NASDAQ.

Term of Plan

The plan is scheduled to expire on April 27, 2015. We propose extending the expiration date to June 30, 2022 to correspond to the expiration date of our Omnibus Stock Plan as proposed under Item 5.

Federal Income Tax Consequences

The following is only a brief summary of the effect of U.S. federal income taxation on a participant in the plan and on us and this summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the participant may reside. This summary is based on the tax laws in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Generally, no tax consequences will arise at the time an employee purchases common stock under the plan. If an employee disposes of the common stock purchased under the plan less than one year after it was purchased and within two years of the beginning of the applicable offering period, the employee will be deemed to have received compensation taxable as ordinary income in an amount equal to the difference between the amount paid by the employee to purchase the common stock, and its market value as of the date of purchase. The amount of such ordinary income will be added to the employee’s cost basis for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.

If an employee does not dispose of the common stock purchased under the plan until at least one year after it was purchased and at least two years after the beginning of the applicable offering period, the employee will be deemed to have received compensation taxable as ordinary income in an amount equal to the lesser of (a) the difference between the discounted purchase price of the common stock on the date of purchase and the market value of the common stock at the beginning of the offering period, and (b) the difference

28	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 6—APPROVAL OF AN AMENDMENT TO OUR EMPLOYEE STOCK PURCHASE PLAN (CONTINUED)

between the market value of the shares at the time of the sale and the discounted purchase price. The amount of such ordinary income will be added to the employee’s cost basis for purposes of determining capital gain or loss upon the disposition of the common stock by the employee. We generally will not be entitled to a deduction with respect to the common stock purchased by an employee, unless the employee disposes of the common stock less than one year after the common stock was purchased by the employee or less than two years after the beginning of the offering period.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our Class A and Class B common stock present or represented by proxy at the annual meeting voting together as a single class.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	29

ITEM 7—SHAREHOLDER PROPOSAL TO IMPLEMENT PROXY ACCESS

You are being asked to vote on a shareholder proposal, if presented, to provide proxy access to shareholders meeting certain ownership requirements.

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent. We are not responsible for any inaccuracies that it may contain. The shareholder proposal is required to be voted on at our annual meeting, only if properly presented.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE SHAREHOLDER PROPOSAL.

Norges Bank, the central bank for the Government of Norway, Bankplassen 2, 0151 Oslo, Norway, beneficial owner of over $2,000 in market value of Class A common stock, is the proponent of the following shareholder proposal. The proponent has advised us that a representative will present the proposal and related supporting statement at our annual meeting.

SHAREHOLDER PROPOSAL

The Corporation’s Bylaws are hereby amended as follows:

Section 1.1(g) is added as follows:

Notwithstanding the foregoing, the Corporation shall include, pursuant to Section 1.1(b)(i) of this Bylaw, in its proxy materials for a meeting of shareholders at which any director is to be elected, the name, together with the Disclosure and Statement (both defined below), of any person nominated for election as an Equity Director by a shareholder or group thereof that satisfied the requirements of this Section 1.1(g) (the “Nominator”), and allow shareholders to vote with respect to such nominee on the Corporation’s proxy card. Each Nominator may designate nominees representing up to 25% of the total number of the Corporation’s directors.

To be eligible to make a nomination under this Section 1.1(g), a Nominator must:

(a) have beneficially owned 1% or more of the Corporation’s outstanding common stock (the “Required Shares”) continuously for 1 year prior to the submission of its nomination, and shall represent that it intends to hold these shares through the date of the meeting;

(b) provide written notice to the Corporation’s Secretary within the time period specified in Section 1.1(c) containing; (i) the information required to be disclosed with respect to the nominee under Section 1.1(c) (the “Disclosure”); and (ii) with respect to the Nominator, proof of ownership of the Required Shares in satisfaction of the SEC Rule 14a-8, without regard to any other information listed in Section 1.1(c); and

(c) execute an undertaking that it agrees: (i) to assume all liability for any violation of law or regulation arising out of the Nominator’s communications with shareholders, including the Disclosure; and (ii) to the extent it uses soliciting material other than the Corporation’s proxy materials, to comply with all laws and regulations relating thereto.

The Nominator shall have the option to furnish a statement, not exceeding 500 words, in support of each nominee’s candidacy (the “Statement(s)”) at the time the Disclosure is submitted to the Corporation’s Secretary. The Board of Directors shall adopt a procedure for timely resolving disputes over whether notice was timely given and whether the Disclosure and Statement(s) comply with this Section 1.1(g) and the rules under the Exchange Act.

The following shall be added to Section 1.8(b):

Notwithstanding the foregoing, the total number of directors elected at any meeting may include candidates nominated under the procedures set forth in Section 1.1(g) representing no more than 25% of the total number of the Corporation’s directors.

Shareholders’ right to nominate board candidates is a fundamental principle of good corporate governance and board accountability.

This proposal would enable shareholders to nominate board candidates subject to reasonable limitations, including a 1% / 1 year holding requirement for nominators, permitting nominators to nominate at most 25% of the company’s directors, and providing that, in any election, candidates nominated by shareholders under this procedure can be elected to fill at most 25% of the Board seats.

For more information see http://www.nbim.no/CMEGroupProxyAccessProposal

Please vote FOR this proposal.

BOARD OF DIRECTORS STATEMENT IN OPPOSITION TO THE PROPOSAL

The board unanimously recommends that you vote “AGAINST” this proposal for the following reasons:

We agree with the proponent that board accountability is an important aspect of good corporate governance. That is why we are taking additional steps to enhance our board’s accountability through our proposal to eliminate our classified

30	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 7—SHAREHOLDER PROPOSAL TO IMPLEMENT PROXY ACCESS (CONTINUED)

board discussed in Item 4 and through the board’s decision to allow our shareholder rights plan to expire.

We are a unique business that requires a unique governance structure.

We have evolved over the years from a mutually owned, floor-based exchange, originally established to hedge agricultural risk, to a publicly owned, global financial exchange and the parent company of four separate futures exchanges (all formerly member owned and controlled organizations). As the parent company of highly regulated derivatives exchanges, our business is unlike other public companies and its complexities demand a unique governance structure. Our governance structure has enabled us to grow our business and to succeed despite a rapidly changing global landscape and changes in technology, market structure, products and regulatory regimes. The tenure of our directors enables the board to provide insight into the rationale and historical context for past decisions and strategies that has allowed us to successfully adapt to our evolving business environment. This continuity increases the full board’s collective experience, provides new directors the opportunity to learn about our business from the continuing directors and improves the board’s ability to develop, refine, and execute our long-term strategic plans. All of this is even more important in today’s uncertain environment with increased challenges and opportunities facing companies within the financial services industry. An abrupt change in the composition of our board could impair our progress in achieving our strategic goals.

We operate in a highly regulated environment which is undergoing significant changes that don’t apply to the typical public company.

In light of the widespread financial and economic difficulties, particularly acute in the latter half of 2008 and early 2009, there were calls for a restructuring of the regulation of financial markets. In July 2011, a portion of the provisions of the Dodd-Frank Act became effective with significant rulemaking scheduled for 2012. Dodd-Frank is a comprehensive banking and financial services reform package that includes significant changes to the oversight of the derivatives markets, both over-the-counter and exchange-traded. While we believe that the new regulations provide opportunities for our business which we continue to explore, Dodd-Frank remains subject to extensive rulemaking by the CFTC, the SEC, the Department of Treasury and other regulators. We and others in the industry have actively participated in the rule-making process with the goal that the new regulations serve the public interest, foster competition and innovation and do not place the U.S. financial services sector at a competitive disadvantage in our evolving financial markets. A substantial number of the regulations remain subject to rulemaking. In light of the uncertainty of the final implementation of Dodd-Frank, there is a risk that the final regulations could include provisions that could negatively impact our business. Understanding the impact of these new provisions and interacting with our regulators and legislators requires a deep understanding. Certain of our directors interact directly with and provide testimony to our regulators and members of Congress and their staff and play a significant role in shaping the regulations that apply to our industry.

Thresholds specified in the proposal do not demonstrate meaningful ownership and could result in harm to proper board functioning.

The proposed beneficial ownership requirement of 1% with a required holding period of only one year does not evidence meaningful long term ownership and should not enable a shareholder to nominate up to 25% of our board of directors. Allowing shareholders who exhibit such an immaterial investment in CME Group could lead to the election of “special interest directors” who may be inclined to represent the interests of the shareholders who have nominated them rather than on the overall interests of all CME Group shareholders which interests may not be aligned with our long-term interests.

Combined with our existing Class B director nomination process we could encounter significant board turnover which would be disruptive.

Under our current organizational documents, our Class B shareholders have the right to nominate and run contested elections for six of our board seats or approximately 20% of our board following the 2012 annual meeting. If this proposal were to be approved, 40% of our board could be subject to turnover without any input from our independent board nominating committee. In addition to undermining the important role of our independent nominating committee (discussed below), this would be disruptive by turning director elections into a proxy contest, effectively requiring the expenditure of significant CME Group resources in a manner inconsistent with the creation of shareholder value. It could also discourage directors from serving on our board.

Our independent nominating committee is better equipped to evaluate candidates and shareholders may present qualified candidates for consideration.

Our nominating committee has an understanding of the unique nature of our business and our current initiatives,

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	31

ITEM 7—SHAREHOLDER PROPOSAL TO IMPLEMENT PROXY ACCESS (CONTINUED)

strategies and threats. It is better equipped to evaluate candidates based upon the skills and experience needed on our board. In addition, our Corporate Governance Principles already provide shareholders with the opportunity for input into the director nomination and election process. As discussed on page 3, shareholders may submit recommendations for director candidates to our nominating committee. In connection with the nomination process for the 2012 annual meeting, the nominating committee interviewed two potential candidates who requested consideration for nomination as an Equity director. After a comprehensive evaluation process, the committee declined to recommend their nomination to the board.

Unplanned changes to our board could cause us not to comply with applicable CFTC requirements

As the parent company of four futures exchanges, we are subject to regulation by the CFTC, including rules that affect the composition of the board. Our board is required to certify compliance with these rules each year. The CFTC has proposed rules which would mandate that a minimum percentage of our board be comprised of public directors. A key function of our independent nominating committee is to identify a slate of candidates with the requisite industry, legislative, financial and business experience, while maintaining compliance with these regulations. Any unplanned changes in the composition of the board could cause us to violate these regulations which could have an adverse effect on our business, or leave our board without the appropriate skills to effectively oversee and grow our business.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of two-thirds of the voting power of the outstanding shares of our Class A and Class B common stock entitled to vote on this matter voting together as a single class.

32	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

PROPOSALS FOR OUR CLASS B SHAREHOLDERS

Our Class B-1 and Class B-2 shareholders are being asked to vote for one Class B director for their respective class and our Class B-1 and Class B-3 shareholders are being asked to vote on the nominees for their 2013 nominating committees.

In accordance with our bylaws, our Class B-1, Class B-2 and Class B-3 shareholders have the right to elect six of our directors. At the 2012 annual meeting, Class B-1 shareholders are entitled to elect one director and Class B-2 shareholders are entitled to elect one director. Assuming our proposal to eliminate classification of our board of directors as of the 2014 annual meeting is approved as described under Item 4, each of the Class B directors will be elected to a two-year term. If we do not receive approval of Item 4, the Class B directors will be elected to a three-year term.

Additionally, our bylaws provide that holders of our Class B-1, Class B-2 and Class B-3 shares have the right to elect the members of their respective Class B nominating committees.

The Class B nominating committees are not committees of our board of directors and serve only to nominate the slate of Class B directors for their respective classes. Each Class B nominating committee is composed of five members who serve for a term of one year. The existing committee members are responsible for selecting 10 candidates to stand for election as members of a particular Class B nominating committee. The five nominees with the greatest number of votes will serve on the applicable committee. The nominees for the Class B-2 nominating committee will be elected at the 2013 annual meeting with the nominee for the Class B-2 director elected at the 2014 annual meeting.

Ages are as of February 15, 2012.

OUR BOARD IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW OUR CLASS B SHAREHOLDERS SHOULD VOTE ON ITEM 8 OR ITEM 9.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	33

ITEM 8—ELECTION OF CLASS B-1 AND CLASS B-2 DIRECTORS

You may not cast your vote for more than one nominee for each director for the Class B-1 or Class B-2 director. If you own more than one share of Class B-1 or Class B-2 stock, you must vote all of your Class B-1 shares and/or Class B-2 shares the same way. You may not split your vote. If you do so, your vote will be invalid.

NOMINEES FOR CLASS B-1 DIRECTOR (CLASS B-1 SHARES ONLY)

Vote “FOR” the nominee to be elected as your Class B-1 representative and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

Jeffrey M. Bernacchi (JMB)

Mr. Bernacchi has been a member of CME since 1979, of CBOT since 1992 and of NYMEX since 2007. Mr. Bernacchi has served as President and owner of JMB Trading Corp. since 1980, Vice President and part owner of FuturesRoute, Inc. since 1999 and managing member of Celeritas Capital LLC since 2008. He is also the owner of Bernacchi Trading.

Director since: 2009 Age: 54

Gary T. Lark (GTX)

Mr. Lark has been associated with our CME exchange since 1973 and has served as a board marker, clerk, member/market analyst, director of hedging for a multi-national agricultural company and as an executive/director for multiple companies in the industry. He has previously served as a member of our business conduct and probable cause committees. Mr. Lark provides strategic advice to outside users of our marketplace and serves as an independent trader.

Director since: n/a Age: 60

Gerard M. Shannon (GDS)

Mr. Shannon has been a member of CME for 28 years. Since 2010, he has served as a managing member and partner of Geneva Trading USA, LLC, one of our corporate equity member firms which owns 9,000 Class A shares, one share in each Class B division, two full NYMEX memberships, and one full CBOT membership. Previously, he was a partner with Mercury Marketplace LLC from 2008 to 2010. Mr. Shannon has been owner and trader with GMS Trading Corp. since 1985. Mr. Shannon has extensive experience with all CME Group products and services. He has also served on numerous functional committees at CME Group.

Director since: n/a Age: 50

Vote Required

The nominee for Class B-1 director receiving the highest number of “FOR” votes will be elected.

NOMINEES FOR CLASS B-2 DIRECTOR (CLASS B-2 SHARES ONLY)

Vote “FOR” the nominee to be elected as your Class B-2 representative and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

Yra G. Harris (YRA)

Mr. Harris has been a member of CME since 1977. He serves as a global macro trader with floor experience and has served as a hedge fund portfolio manager. He also served on a CFTC oversight committee from 1992 to 1997.

Prior director service: 1997 to 2003 Age: 58

Patrick J. Mulchrone (PJM)

Mr. Mulchrone has been a member of CME since 1980. He is currently a partner in Advantage Futures LLC, one of our clearing firms, and Buttonwood Group Trading LLC, one of our proprietary clearing firms. Mr. Mulchrone served as our Second Vice Chairman from 1993 to 1996 and is a member of the board of Standard Bank and Trust. He has served on numerous functional committees at CME, including serving on our political action committee from 1988 and as its co-chairman from 1993 to 2005 and as its vice chairman from 2005 to present. In such roles, Mr. Mulchrone has engaged in considerable interaction with regulators.

Prior director service: 1991-1992 1993-1996 1998-2001 Age: 54

David J. Wescott (COT)

Mr. Wescott has been a member of CME for more than 25 years. He is a founder and partner in TradeForecaster.com LLC, an algorithmic trading and technology company. He has served as President of The Wescott Group Ltd. since 1991 and Managing Partner of the Dowd/Wescott Group since 2006. Dowd/Wescott was acquired by MF Global in 2007 and was later transferred in 2011 to Penson Futures in connection with the bankruptcy of MF Global. Mr. Wescott is currently a Managing Partner of DWG Futures. Mr. Wescott has served on numerous functional committees at CME.

Director since: 2003 1988-1995 Age: 54

Vote Required

The nominee for Class B-2 director receiving the highest number of “FOR” votes will be elected.

34	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

ITEM 9—ELECTION OF CLASS B-1 AND CLASS B-3 NOMINATING COMMITTEES

NOMINEES FOR 2013 CLASS B-1 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-1 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

William C. Bauman (WCB) Independent floor trader	Member since: 1975 Shares Owned: B-1, B-3 Age: 64
Thomas A. Bentley (TAB) Independent floor trader	Member since: 1982 Shares Owned: B-1 Age: 56
Michael J. Downs (BMR) Independent floor trader	Member since: 1981 Shares Owned: B-1 Age: 55
Steven I. Freeman (SIF) Independent floor trader	Member since: 1987 Shares Owned: B-1 Age: 45
Stephen F. French (FS) Independent floor trader	Member since: 1990 Shares Owned: B-1, B-3 Age: 50
John C. Garrity (JCG) Independent floor trader	Member since: 1974 Shares Owned: B-2, B-3 Age: 66
Mark S. Kobilca (HTR) Independent trader	Member since: 1978 Shares Owned: B-1, B-4 Age: 57
Brian J. Muno (BJM) Independent floor trader	Member since: 1983 Shares Owned: B-1 Age: 51
Michael J. Small (SML) Independent floor trader	Member since: 1985 Shares Owned: B-1 Age: 51
Kenneth G. Zekich (KZ)	Member since: 1986 Shares Owned: B-1 Age: 48

Vote Required

The five nominees for the Class B-1 nominating committee receiving the highest number of “FOR” votes will be elected.

NOMINEES FOR 2013 CLASS B-3 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-3 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

J. Kenny Carlin (JKC) Independent floor trader	Member since: 1985 Shares Owned: B-3 Age: 52
Bryan P. Cooley (COOL) Independent floor trader	Member since: 1993 Shares Owned: B-3 Age: 52
Laurence E. Dooley (LED) Independent floor trader	Member since: 2002 Shares Owned: B-3 Age: 45
Mario J. Florio (MRO) Independent floor trader	Member since: 1994 Shares Owned: B-3 Age: 40
Christopher P. Gaffney (GAF) Independent floor trader	Member since: 1984 Shares Owned: B-3 Age: 51
David P. Gaughan (VAD) Independent floor trader	Member since: 1993 Shares Owned: B-3 Age: 41
Glen D. Kohn (KONR) Independent floor trader	Member since: 2003 Shares Owned: B-3 Age: 41
Peter J. Kosanovich (MGLA) Independent floor trader	Member since: 2003 Shares Owned: B-3 Age: 40
Carl A. Maniscalco (CRL) Independent floor trader	Member since: 1984 Shares Owned: B-3 Age: 53
Steven E. Wollack (WLAK) Independent trader	Member since: 1977 Shares Owned: B-3 Age: 69

Vote Required

The five nominees for the Class B-3 nominating committee receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	35

COMPENSATION COMMITTEE MATTERS

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.

OUR COMPENSATION COMMITTEE PROVIDES OVERSIGHT OF OUR COMPENSATION PROGRAM FOR OUR SENIOR MANAGEMENT

The compensation committee comprises eight independent directors. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for senior management (our Executive Chairman and the members of our management team), to review and recommend compensation arrangements for the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the committee’s responsibilities may be found in its charter, a copy of which is on our Web site.

There were 13 meetings of the committee in 2011. From time to time, the committee may form a sub-committee to review a particular issue in more detail and bring its recommendations back to the full committee for approval. In 2011, several sub-committee meetings were held. The committee typically meets in executive session without management present for a portion of each regular committee meeting. The committee provides regular reports to the board of directors on its activities.

THE COMMITTEE CONSIDERS THE RECOMMENDATIONS OF OUR CEO AND PRESIDENT IN APPROVING COMPENSATION FOR OUR MANAGEMENT TEAM

The committee is solely responsible for approving the compensation of our senior management group. The committee, however, takes into consideration the recommendations of our CEO and our President in approving compensation for other members of our management team.

THE COMMITTEE DELEGATES AUTHORITY TO OUR CEO ON A LIMITED BASIS SUBJECT TO PRE-ESTABLISHED CRITERIA

Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the CEO to approve equity awards and annual cash bonus awards. In accordance with this delegated authority, the CEO approves equity awards to employees (other than the Executive Chairman, members of our management team and our chief accounting officer) and annual cash bonuses for employees (other than the Executive Chairman and the management team). The committee reviews annual reports on the use of such delegation. The committee does not delegate authority to the CEO for compensation decisions relating to our senior management.

OUR PROGRAM IS DESIGNED TO CREATE LONG-TERM SHAREHOLDER VALUE WHILE DISCOURAGING EXCESSIVE RISK TAKING

We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to create appropriate incentive for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.

Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 38, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:

•	We utilize a mix of both fixed and variable compensation. Our fixed base pay is intended to provide a steady income.

•

A significant portion of our senior management group compensation is composed of long-term equity incentives and these individuals are subject to company stock ownership guidelines based on their level of responsibility.

•

All of our annual cash bonus plans, with the exception of the plan for our non-exempt employees, will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.

•	We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.

•

All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk-taking.

36	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

COMPENSATION COMMITTEE MATTERS (CONTINUED)

•

We have adopted a recoupment policy, whereby employees at the level of managing director and above may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such individual’s award was not actually earned due to a restatement of our financial results with the outcome being that the achievement of the related performance metric was less than previously reported.

•	We prohibit all of our employees and board members from engaging in any derivative transactions in our securities and from hedging the economic risk of their ownership of our stock.

OUR COMPENSATION COMMITTEE HAS ITS OWN INDEPENDENT COMPENSATION CONSULTANT

Since 2009, the committee has engaged Veritas Executive Compensation Consultants, LLC to serve as its independent advisor. Since that time, Veritas has provided advice and recommendations on our recoupment policy, our policy on the payment of dividends on time-vested restricted stock and the design of our equity program, including the inclusion of performance shares. Veritas does not provide services to management. However, to ensure that Veritas has an understanding of our programs and business, it may from time to time engage in discussions with our management.

Management also engages its own consultants, which have included Exequity LLC, Meridian Compensation Partners LLC and Towers Watson, to provide advice on the design of various compensation programs. Specifically in 2011, management used its compensation consultants to provide advice on both short- and long-term incentives, including the design of our performance share program for our senior management group, and other more general executive compensation matters. Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management’s consultant.

OUR COMMITTEE IS COMPOSED OF INDEPENDENT MEMBERS WITH LIMITED RELATIONSHIPS WITH THE COMPANY

During 2011, none of the members of the committee served at any time as an officer or employee of CME Group or received any compensation from us other than in his capacity as a member of the board or a committee thereof. Except as described below regarding Mr. Shepard, none of the members has any relationship with us other than service as a director or member of one of our exchanges or as an employee of one of our clearing firms. Mr. Shepard owns a minority interest in one of our clearing firms, which made payments to us of approximately $51 million in 2011 in connection with trading activity conducted on our exchanges. Mr. Shepard also is the founder and President of Shepard International, one of our clearing firms, which made payments to us in excess of $120,000 in connection with leasing activity. Such fees are consistent with those prevailing at the time for corresponding activity by other similarly situated unrelated third parties. None of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served on our compensation committee during 2011.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our management team. These individuals along with our named executive officers are referred to as our senior management group.

CME Group named executive officers

Our named executive officers are:

•	Craig S. Donohue, Chief Executive Officer

•	James E. Parisi, Chief Financial Officer, Managing Director, Finance and Corporate Development

•	Terrence A. Duffy, Executive Chairman

•	Phupinder S. Gill, President

•	Bryan T. Durkin, Chief Operating Officer, Managing Director, Products and Services

Opportunity for shareholder feedback

The compensation committee carefully considers feedback from our shareholders regarding the compensation program for our senior management group. Following the results of last year’s say-on-pay proposal in which we received support of 64%, the compensation committee reviewed the design of our program specifically as it related to the alignment of pay and performance for our senior management group. In September 2011, we enhanced our equity program with the addition of performance-based shares, comprising 25% of the long-term incentive award, tied to our annual achievement of cash earnings and total shareholder return relative to the S&P 500 as described in more detail on page 47, without increasing the overall long-term incentive target opportunity for our senior management group. For 2012, the committee has further increased the proportion of performance shares to 50% of the long-term incentive award and eliminated the use of stock options for our senior management group. Additionally, for the 2012 awards, the committee extended the performance period for these awards and added a new performance metric. The 2012 performance shares will be tied to our cash earnings growth on a per share basis and total shareholder return relative to the S&P 500 measured over a three-year period. We are in the process of working with certain named executive officers to amend their existing employment contracts to reflect these changes.

As discussed on page 16, we provided additional information on our compensation program in advance of the proxy season to our institutional shareholders and invited further feedback.

In addition, we revised the disclosure in this section with a view towards clarity and understanding of our executive compensation programs. Also, as we reported in our Current Report on Form 8-K filed on June 13, 2011, we will hold an annual advisory shareholder vote on the compensation of our named executive officers, which is consistent with our recommendation and the outcome of the shareholder advisory vote in 2011 on the frequency of such votes.

We believe these changes are responsive to the feedback from our investors and enhance the performance orientation of our senior management group pay program.

Shareholders who wish to directly communicate with members of the compensation committee may do so using directors@cmegroup.com as discussed on page 15 of this proxy statement.

You should read this section in conjunction with the advisory vote that we are conducting on the compensation of our named executive officers under Item 3 on page 21 as it contains information that is relevant to your voting decision.

EXECUTIVE SUMMARY

Our Business

As the operator of a global derivatives marketplace, we offer the widest range of global benchmark products across all major asset classes based on interest rates, equity indexes, foreign exchange, energy, agricultural commodities, metals, weather and real estate. We bring buyers and sellers together through our CME Globex electronic trading platform across the globe and our open outcry trading facilities in Chicago and New York City. We also operate CME Clearing which provides clearing and settlement services for exchange traded contracts, as well as for cleared over-the-counter derivatives transactions. We also offer a wide range of market data services. For more information on our business, see Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations in our 2011 annual report.

2011 Business Highlights

The year 2011 continued to prove challenging for the global financial services industry. Our performance during the year was solid and we continued our focus to position ourselves for

38	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

strong long-term performance. We believe we delivered significant value to our shareholders based on the following accomplishments:

•	Generated $3.3 billion of revenue.

•	Increased our average daily volume by 10% from 2010.

•	Increased our quarterly dividend policy and added an additional annual variable dividend to our policy.

•

Achieved record annual average daily volume for our FX, commodity, energy and metals product lines, as well as double-digit average daily volume growth in our interest rate, equity index, commodity and metals product lines.

•	Continued our global expansion as evidenced by record levels of non-U.S. electronic trading revenues and grew volumes outside of U.S. trading hours.

•	Successfully launched our co-location initiative in January 2012 which will further diversify our revenue streams.

•	Signed a definitive agreement with McGraw-Hill to further enhance our index services business. Pending regulatory approval, we expect this joint venture to close in the first half of 2012.

2011 Compensation Highlights for our Senior Management Group

In connection with our 2011 performance, the compensation committee took the following compensation actions:

•

Awarded performance-based shares to our senior management group with metrics tied to our annual cash earnings and total shareholder return as compared to the S&P 500 as described on page 47. We continue to evaluate ways to enhance our long-term incentive program. The committee has increased the level of performance shares to represent 50% of the annual equity award in 2012. The committee enhanced our program by including a longer performance period and a company performance metric different from its short-term incentive program. Future performance shares are expected to be tied to our cash earnings growth on a per share basis and total shareholder return relative to the S&P 500 measured over a three-year period. Prior to the implementation of performance shares, 26% of the named executive officers aggregate target total compensation was based on cash earnings and relative TSR. With the changes to the 2012 awards approved by the compensation committee, 52% of the named executive officers aggregate target total compensation will be based on cash earnings or relative TSR.

•

Awarded bonuses to our senior management group based on our achievement of cash earnings at 101% of the target as described on page 46. For 2011, we continued to set a cash earnings goal that would require significant effort on behalf of our management with the 2011 target representing an 11% increase from 2010 actual cash earnings despite the continued challenging environment.

•

Approved a base salary increase for Mr. Parisi from $425,000 to $500,000, increased his bonus opportunity to 50% of base earnings at threshold, 100% at target and 200% at maximum in early 2011 to better align his compensation to the median level of our peer group.

•	Approved a base salary increase for Mr. Durkin from $575,000 to $600,000 in early 2012, to better align his compensation to the median level of our peer group.

•

Approved a 2011 bonus award for Mr. Durkin 5% above the level determined by our cash earnings achievement in recognition of Mr. Durkin’s leadership in the transformation of our Products and Services division to better meet our customer needs worldwide and his role in our continued global expansion.

•

Approved an additional equity opportunity for Messrs. Duffy and Gill equal to up to 100% of base salary to be earned based on outstanding achievement of annual cash earnings (above 120% of target) and total shareholder return relative to the S&P 500 (above 75th percentile). In light of this additional opportunity, the maximum cash opportunity under the bonus program for Messrs. Duffy and Gill was reduced from 300% of base earnings to 200% of base earnings.

Key elements of the program are designed to ensure pay for performance

Our overall goals and philosophy are complemented by several specific elements that are designed to align the

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

compensation for our senior management group with performance and positioning the company for creating long-term shareholder value including:

•

Our annual bonus is tied to our generation of cash earnings. We believe this metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders. We intend to pay regular quarterly dividends to our shareholders, subject to board approval. Under our dividend policy, our annual regular dividend target will be approximately 50% of the prior year’s cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 20% below the target, no bonuses would be paid to our senior management group. The bonus opportunities for our named executive officers are set forth on page 46.

•

The aggregate amount of our bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure as the expected expense is accrued on a quarterly basis based on actual cash earnings performance.

•	In addition to verifying the achievement of cash earnings, our compensation committee also evaluates our historical performance based on net income, earnings per share and return on equity.

•

In 2011, we added performance-based shares to the mix of our annual equity grant for our senior management using cash earnings and total shareholder return relative to the S&P 500 as the performance metrics. We also incorporated the use of performance shares for key longer-term growth initiatives to focus on the achievement of the financial metrics and/or operational milestones associated with our most critical growth initiatives. The annual equity award opportunities for our named executive officers are set forth on page 48.

•	Our senior management group is subject to stock ownership guidelines as discussed on page 49.

•

To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock.

Overview of pay and performance alignment

One of the guiding principles of our compensation program is to focus on achievement that benefits us and our shareholders. In support of that objective, a significant portion of the pay package for our CEO, Mr. Donohue, and each of the other named executive officers is delivered in the form of stock-based compensation, the value of which rises and falls in alignment with our stock performance.

The following graphic depicts the alignment of Mr. Donohue’s total pay with our total shareholder return and cash earnings achievement for each of the last five years. Total shareholder return (TSR) is shown on a year-over-year, indexed basis. Specifically, an investment of $100 (with reinvestment of all dividends) is assumed to have been made in our Class A common stock on December 31, 2007 and its performance is tracked through December 31, 2011.

CEO pay, as depicted in the following graphic, is the sum of reported pay elements set forth in the Summary Compensation Table for each of the last five years except for the values of stock option, restricted stock, and performance share awards which are included as follows:

•

The value of stock option awards is shown as (1) the value realized at exercise for any options exercised during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of outstanding, in-the-money stock options at year end measured as the difference between our stock price at year end minus the option exercise price.

•

The value of restricted stock awards is shown as (1) the value realized on vesting for any shares that vested during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of all outstanding restricted shares at year end measured at our stock price at year end.

•

The value of performance share awards is shown as the value realized on shares earned following the completion of the performance period and the committee’s certification of performance goals during the year, based on our stock price at year end and achievement of cash earnings.

40	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

While the Summary Compensation Table discloses the fair value of stock option, restricted stock and performance share awards on the grant date in the manner required by the SEC (for purposes of allocating the accounting expense over the requisite service period), we feel that those values do not reflect the value actually generated as a result of actual stock and cash earnings performance. We believe the value of stock option, restricted stock and performance share awards as shown in this section better reflects the true alignment of Mr. Donohue’s pay with our stock performance. As the graphic shows, Mr. Donohue’s total actual pay plus the unrealized value of his outstanding equity awards at year end has been aligned with TSR over the last five years, which accords with the primary objectives of our executive compensation program.

CEO pay has historically shown stronger alignment with stock performance than cash earnings because 80% or more of the CEO’s total pay has been tied to stock price through awards of stock options and restricted stock.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

	2007	2008	2009	2010	2011
Summary Compensation Table
Salary	$850,000	$850,000	$850,000	$1,000,000	$1,000,000
Non-Equity Incentive Plan Compensation	$1,275,000	$642,600	$789,641	$2,295,737	$1,568,179
Change in Pension Value	$15,044	$19,787	$30,430	$24,106	$51,907
All Other Compensation	$153,084	$160,374	$116,764	$140,349	$284,230
Option Exercises and Stock Vested
Option Awards: Value Realized on Exercise	$7,902,400	$4,427,125	$906,330	$6,148,392	$0
Stock Awards: Value Realized on Vesting	$989,725	$776,768	$423,678	$604,876	$979,143
Total Actual Pay	$11,185,253	$6,876,654	$3,116,843	$10,213,460	$3,883,459
Outstanding Equity Awards at Fiscal Year End
Option Awards: Unrealized Gain at 12/31/11	$56,112,369	$9,091,508	$17,735,988	$11,269,341	$6,287,878
Stock Awards: Market Value of Shares of Stock That Have Not Vested as of 12/31/11	$2,638,356	$612,052	$2,449,148	$3,893,175	$3,759,341
Total Unrealized Value of Outstanding Equity Awards	$58,750,725	$9,703,560	$20,185,137	$15,162,516	$10,047,219
Total Actual Pay+Total Unrealized Pay	$69,935,978	$16,580,214	$23,301,980	$25,375,976	$13,930,678

PHILOSOPHY AND OBJECTIVES OF OUR COMPENSATION PROGRAM

The elements of our executive compensation program are designed to:

•

Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group varying based on company and individual performance.

•

Reward growth and profitability without undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage innovation and growth while discouraging excessive risk taking.

•	Hire and retain top caliber executives. Our compensation and benefits program should be competitively designed to attract and retain the best talent.

•

Align with shareholder value. The interests of our senior management group should be linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.

Our program is designed consistent with best practices

The committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short-term and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:

•

We tie pay to performance. In 2011, 39% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings or relative total shareholder return performance goals. With the changes the committee approved for the 2012 equity program, in 2012, 52% of the target total compensation opportunity for our named executive officers will be tied to our cash earnings or relative total shareholder return performance goals.

•	We set objective targets tied to company performance for our cash bonus that must be met at the threshold level in order to fund the bonus pool.

•	We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.

•	We have reasonable post-employment change of control provisions that are not in excess of three times annual base pay.

•	We have adopted stock ownership guidelines and restrictions on the use of hedging transactions to ensure our interests are linked to our shareholders.

•	We provide only modest perquisites.

•	Our compensation committee reviews the reasonableness of our compensation by reviewing “tally” sheets and wealth accumulation reports.

42	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

USE OF COMPETITIVE DATA AND COMPARISON PRACTICES

Benchmarking practices

We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and from companies within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group and/or certain positions within CME Group in every respect, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent. We generally broadly target total compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking alone does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.

We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis and we use it to develop and evaluate total compensation programs and guidelines for the senior management and other employees on a more ad hoc basis. When making decisions about senior management pay, we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee within its discretion may make alterations based on its evaluation of the benchmarking data as it deems appropriate to ensure that our senior management compensation is performance-based and competitive in nature.

CME Group compensation peer group

We have identified the following companies as our peer group for benchmarking our program for our senior management and members of our board of directors.

In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization.

In 2012, the compensation committee approved the removal of BlackRock, Inc. from the peer group based on a lack of correlation with BlackRock’s business model.

Automatic Data Processing Inc.

eBay Inc.

Yahoo Inc.

Franklin Resources Inc.

Schwab (Charles) Corp.

Northern Trust Corp.

Western Union Co.

NYSE Euronext Inc.

MasterCard Inc.

Fiserv Inc.

Invesco Ltd.

TD AMERITRADE Holding Corp.

Nasdaq OMX Group Inc.

Moody’s Corp.

T. Rowe Price Group Inc.

Paychex Inc.

Dun & Bradstreet Corp.

IntercontinentalExchange Inc.

Comparison of CEO pay to other named executive officers

The differences between the allocation of compensation of our CEO and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual’s talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the CEO or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.

Role of individual performance in the program

While consideration of benchmarking data to ensure that our compensation is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:

•

Base salary adjustments are based on an assessment of the individual’s performance in the preceding year, changes in their responsibilities as well as a comparison with market data for comparable positions in our peer group and within the financial services industry.

•

Our incentive targets for annual bonus and equity opportunities are based on the individual’s role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.

•

Individual performance and the achievement of their specific goals is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

PRINCIPAL ELEMENTS OF OUR COMPENSATION PROGRAM

The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail
Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive fairly based upon their job duties and level of responsibility.	Summary Compensation Table on page 52 under “Salary” and described on page 45.
Performance-Based Bonus	Variable compensation component. Opportunity based upon our performance measured by cash earnings. Annual target levels set to encourage significant effort and growth. Individual awards based on bonus opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our short-term/annual goals.	Summary Compensation Table under “Non-Equity Incentive Compensation,” Grants of Plan-Based Awards on page 54 under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” and described on page 45.
Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon stock price appreciation and company performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table under “Stock Awards” and “Option Awards,” Grants of Plan-Based Awards under the columns referencing equity awards, Option Exercises and Stock Vested on page 56 and described on page 47.
Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.	Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation,” Pension Benefits on page 56 and Non-Qualified Deferred Compensation on page 57.
Post-Employment Compensation	Fixed compensation component.	Intended to provide a temporary income source following termination (other than for cause) and in the case of a change in control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 61 and described on page 58.

44	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management group, who have more responsibility for the performance of CME Group, should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:

•	Base salary should decrease as a percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.

•

Employees in positions that most directly influence performance should have a larger degree of their compensation tied to CME Group’s performance through increased percentage of overall compensation through equity awards and a portion of the equity awards tied to corporate performance goals.

•	Actual awards of incentive compensation should be closely aligned with the performance of CME Group.

The following are the approximate average percentages that the elements represent out of the total compensation for our named executive officers for 2011 as set forth in the Summary Compensation Table:

Base Salary	Annual Cash Bonus(1)	Annual Equity(2)	Other Compensation(3)
22%	26%	45%	7%

(1)	Annual cash bonus is composed of amounts listed in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”
(2)	Note, that the performance shares granted in 2011 tied to 2012 cash earnings achievement are not included in the information above as they were not included in the Summary Compensation Table.
(3)	Other compensation is composed of amounts listed in the Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation” columns.

Description of each element of compensation

Base pay

We generally target base pay at the 50th percentile of the competitive market relative to each position’s duties and level of responsibility. At the beginning of each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:

•	The nature and responsibility of the position.

•	The impact, contribution, expertise and experience of the individual.
•	Competitive market information regarding salaries to the extent available and relevant.

•	The importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services.

•	Recommendations of the CEO and the President (except in the case of their own compensation and for the Executive Chairman).

In general the compensation committee considers salary increases for the senior management group on an annual basis early in the year. As previously described, the committee approved a base salary increase for Mr. Parisi for 2011 and Mr. Durkin for 2012. No other named executive officers received a base salary increase during this timeframe.

Bonus

Our annual bonus program is designed to focus the named executive officers and other members of senior management on the accomplishment of specific goals. In support of our philosophy, the performance-based bonus awards only pay out when we achieve cash earnings at or above the threshold level. We use this metric because we believe it provides a transparent view of CME Group’s performance during the year. Cash earnings is also the metric used in our dividend policy. Our current dividend policy provides that our annual regular dividend target will be approximately 50% of the prior year’s cash earnings. The cash earnings target is approved by our board of directors as part of our annual planning process and is also approved by the compensation committee as the performance metric for annual bonus opportunities (adjusted to eliminate the impact of our non-operating items). During the annual planning process, members of our senior management group undergo a detailed process to develop our annual operating budget and our revenue and growth expectations which are used to formulate the projected cash earnings target for the following year. In setting the goals for the upcoming year, it is expected that such goals will be set at levels that require significant achievement on the part of our senior management group taking into consideration CME Group’s current circumstances and the overall state of the industry. Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, representing 20% below the established target level. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, representing 20% above the established target. The cash earnings target for 2011 represented an 11% increase from 2010 actual cash earnings performance.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Cash Earnings Calculation for Annual Bonus

Net Income

+ Depreciation

+ Stock Based Compensation*

+ Amortization on Purchased Intangibles*

- Capital Expenditures

= Cash Earnings

+/- Net Interest Income/Expense*

= Bonus Incentive Plans Cash Earnings Target as approved by compensation committee

*Adjusted on an after tax basis

The following shows our cash earnings goals and actual achievement for 2011 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual
$1.0 billion	$1.3 billion	$1.5 billion	$1.3 billion

The compensation committee has discretion to make adjustments to the cash earnings target to reflect positive or negative effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect positive or negative effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated

at the time the metric was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2011, the committee approved adjustments relating to impacts on our tax rate. These adjustments included both positive and negative impacts to our cash earnings consistent with prior practice.

2011 bonus awards

Annual bonus opportunities are based upon CME Group’s achievement of cash earnings and awarded in consideration of the individual’s performance during the year. The committee found that the named executive officers were instrumental in the achievement of CME Group’s performance in 2011 and that their individual efforts contributed strongly to our results for the year. The committee approved the bonuses for the named executive officers for 2011 based on our achievement of cash earnings and in recognition of the previously discussed accomplishments set forth on page 39.

The table below shows the payout opportunities and actual bonus payments for 2011 as well as a comparison to actual 2010 and 2011 cash bonuses for the named executive officers.

Named Executive Officer	Annual Incentive Plan Target as % of Base Earnings	Annual Incentive Plan Target	Annual Incentive Plan Maximum as % of Base Earnings	Annual Incentive Plan Maximum	2011 Annual Bonus as % of Base Earnings	2010 Annual Bonus	2011 Annual Bonus	Percentage Change
Craig S. Donohue	150%	$1,500,000	300%	$3,000,000	156.82%	$2,295,737	$1,568,179	(46)%
James E. Parisi	100%	497,116	200%	994,231	104.55%	628,555	519,711	(21)
Terrence A. Duffy	100%	1,000,000	200%	2,000,000	104.55%	1,985,892	1,045,453	(90)
Phupinder S. Gill	100%	800,000	200%	1,600,000	104.55%	1,647,188	836,362	(97)
Bryan T. Durkin	100%	575,000	200%	1,150,000	109.30%	1,431,010	628,475	(128)

Our actual annual cash earnings results were achieved slightly above the target level for 2011. As such, bonuses for the named executive officers were approved by the committee between their individual target and maximum opportunities.

The bonuses for Messrs. Donohue, Parisi, Duffy and Gill were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee.

Messrs. Donohue and Gill recommended the use of positive discretion to increase Mr. Durkin’s bonus 5% from the funding level. The recommendation was made in recognition of Mr. Durkin’s leadership in the transformation of our Products and Services division to better meet our customer needs worldwide and his role in our continued global expansion evidenced by our growth in non-US trading revenues and volumes outside of US trading hours. The committee approved Mr. Durkin’s bonus as recommended.

Other members of our senior management group have target bonus opportunities ranging from 75% to 100% of their base earnings.

For 2009 and 2010, bonuses awarded in excess of two times the target opportunity were paid in the form of restricted stock with a two-year cliff vesting schedule. In March 2011, Messrs. Duffy, Gill and Durkin received a portion of their 2010 bonuses in time-vested restricted stock, which is included in the above table.

46	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Equity

Long-term grants of equity are important to reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.

Equity awards to our employees have historically been granted under our Omnibus Stock Plan. In connection with our merger with CBOT Holdings, we assumed its 2005 Long-Term Equity Incentive Plan and, in connection with our merger with NYMEX Holdings, we assumed its 2006 Omnibus Long-Term Incentive Plan. In connection with the receipt of shareholder approval to increase the authorized shares under our Omnibus Stock Plan and our Director Stock Plan in 2009, we undertook to discontinue future awards under the CBOT equity plan and the NYMEX equity plan. As a result 1,022,298 shares under these plans remain frozen and unavailable for future grants.

Historically, we have used stock options and time-vested restricted stock as the primary long-term incentive vehicles. In 2011, to enhance our compensation program, we introduced performance shares to our annual equity grant program for our senior management group. This mix of equity vehicles enables us to focus employees on stock price appreciation, provides for employee retention, and directly aligns employee interests with shareholder value creation.

For 2011, the annual performance share award criteria was divided with 50% based on annual cash earnings results and 50% based on annual relative TSR relative to the S&P 500. Following the performance period, the award will be satisfied with time-vested restricted stock which will vest 25% after the completion of the performance period, and 25% each year thereafter, based upon achievement of the following performance metrics:

Cash Earnings Performance % of Target Award Earned
Below Threshold	Threshold (80% of goal)	Target (100% of goal)	Maximum (120% of goal)
0	50%	100%	200%

Relative TSR Performance % of Target Award Earned
Below 25% Percentile	At or Above 25% Percentile	At or Above 50% Percentile	At or Above 75% Percentile
0	50%	100%	200%

In addition, certain members of our senior management group are eligible to receive performance share awards based upon their contributions to select key corporate initiatives. Participation in such awards is at the recommendation of the

CEO and President, subject to approval by the compensation committee. Under this program, awards are earned based on performance against initiative-specific milestones or metrics. In 2011, we granted such initiative based performance shares to members of our senior management group other than our named executive officers relating to our CME Clearing Europe business, our co-location business and our proposed joint venture with McGraw-Hill relating to our index services business.

In 2011, the committee also approved an additional equity opportunity to incent and reward outstanding performance on the part of our Executive Chairman and President. Under this program, these individuals are eligible to receive an additional grant of time-vested restricted stock with a value of up to 100% of their base salary based upon the achievement of outstanding performance as measured based on cash earnings and TSR:

Cash Earnings Performance	For each 0.1% Above 120% of goal	At or Above 130% of goal
Value of Performance Award as % of base salary	0.5%	50%

Relative TSR Performance	For each 0.1% Above 75% Percentile	At or Above 85% Percentile
Value of Performance Award as % of base salary	0.5%	50%

Equity grant practices

The following is a summary of our equity grant practices and the role of the committee in approving awards:

•	Options have a 10-year maximum term.

•	We use the closing price on the date of grant as the exercise price for option awards.

•

Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance based shares prior to the achievement of performance goals. Beginning with the 2010 annual equity grant, dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.

•	Our annual equity awards are granted on September 15th or in the event the 15th is not a business day, the closest business day thereto.

•	At a meeting prior to the annual grant date, the committee approves the awards for the senior management group

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

based upon the target equity opportunities and recommendations from the CEO and President using a pre-set calculation of a percentage of base salary and a recent closing price. Actual awards are granted based on the previously approved calculation and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.

•

The committee has delegated authority to the CEO to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief accounting officer within parameters set by the committee. The CEO provides the committee with an annual report on awards granted under such delegated authority.

Senior management group equity opportunities

In 2011, the annual grant for our senior management group was comprised of 25% stock options; 25% performance shares and 50% time-vested restricted stock. The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 43, we generally target total compensation in the 50th percentile of our peer group. Through our benchmarking process, we compare equity compensation on a standalone basis as well as part of an executive’s overall total compensation.

The committee has the discretion to adjust the annual equity awards for the CEO, Executive Chairman and President in a range of 15% above or below the target opportunity listed in the following table to distinguish for individual performance. The committee has the discretion to adjust equity awards for the other members of our senior management group from 0.5 to 1.5 times the target opportunities listed in the following table to distinguish for individual performance. For 2011, all annual equity awards for the named executive officers were made at the target levels.

2011 Named Executive Officer Equity Awards
Name	Annual Equity Award Target as % of Base Pay	Annual Equity Award Target	Annual Equity Award Maximum as % of Base Pay	Annual Equity Award Maximum	Actual Annual Equity Award as % of Target	Actual Annual Equity Award(1)(2)
Craig S. Donohue	350%	$3,500,000	402.5%	$4,025,000	100%	$3,500,239
James E. Parisi	175%	875,000	262.5%	1,312,500	100%	847,657
Terrence A. Duffy	175%	1,750,000	201.25%	2,012,500	100%	1,750,325
Phupinder S. Gill	175%	1,400,000	201.25%	1,610,000	100%	1,399,894
Bryan T. Durkin	175%	1,006,250	262.5%	1,509,375	100%	1,006,471

(1)	Actual value of equity awards in 2011 was calculated using the closing price on the date of the grant on September 15, 2011 of $271.86. Small differences in actual values from target values are due to rounding to the nearest four shares for vesting purposes. The valuation methods used for award determination reflected above differ from those used in the Summary Compensation Table. Additionally, the performance share portion of the equity award tied to the annual cash earnings goal is not included in the Summary Compensation Table as the specific cash earnings goal was not approved by the compensation committee until 2012.
(2)	Amounts do not include the shares of restricted stock that were awarded to Messrs. Duffy, Gill and Durkin as a portion of their 2010 bonuses which were granted in March 2011.

Health and Welfare Plans and Retirement Plans

All eligible employees, including the named executive officers, participate in our benefit programs. We provide health and wellness benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay. In addition, employees are eligible to participate in our qualified retirement plans, which consist of our 401(k) savings plan and our cash balance pension plan.

In addition to the qualified retirement plans, employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for

“make-whole” contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 57.

Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and the Non-Qualified Deferred Compensation Plans on pages 56 and 57, respectively.

PERQUISITES AND OTHER PERSONAL BENEFITS

We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. We provide monthly parking benefits to a subset of our senior

48	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

management group, including Messrs. Duffy, Donohue and Gill. Additionally, all of our senior level employees are entitled to an annual physical examination. The aggregate value of all perquisites received by each named executive officer in 2011 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.

POST-EMPLOYMENT COMPENSATION

Our employment contracts contain reasonable provisions and ensure continuity of leadership

Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Our employment agreements typically are for a period of three to five years, include non-compete and non-solicitation provisions, do not provide for cash severance payments in excess of three times annual base salary, do not provide for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy’s beneficiaries under his agreement) and include a requirement that the executive execute a release agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contracts contain compensation terms in line with our overall compensation program and philosophy. A description of the employment agreements we have with Messrs. Donohue, Duffy and Gill is set forth below in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 58.

We have reasonable change-in-control and other termination provisions

Change-in-control provisions assist us with retention during rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes in key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.

A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 58.

OTHER COMPENSATION POLICIES

We have established stock ownership guidelines to ensure alignment of interests with our shareholders

The committee has established the following stock ownership guidelines for the members of our senior management group:

•	The CEO: a multiple of five times base pay.

•	The executive chairman and the president: a multiple of four times their respective base pay.

•	Other members of the management team: a multiple of three times their respective base pay.

Each individual has five years from the date of hire or promotion to achieve their ownership guideline.

The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally shares that are deemed “owned” for purposes of Section 16 of the SEC regulations (excluding unvested shares granted as restricted stock) are counted towards satisfaction of these guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock, at the time of vesting.

We prohibit derivative transactions and hedging of ownership risk of our securities

To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock.

Our compensation committee and board annually review the total compensation of our senior management

To ensure that the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review includes annual base pay, annual cash bonus, value of annual equity awards, in-the-money value of all historic equity grants including monetized gains, the value of retirement contributions under our qualified and

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. No changes to our program were made as a result of the most recent annual review. For more information on the operation of our compensation committee see page 36.

We have implemented a recoupment policy

In furtherance of our philosophy to ensure that the interests of our senior management are aligned with our shareholders, effective as of February 2010, the compensation committee recommended and the board approved a recoupment policy. This policy provides the board with the discretion to recoup annual bonus payments to our employees at the level of managing director and above in the event of a financial restatement, the effect of which is that such incentive payments were not otherwise earned by an individual under our bonus programs based upon the restated calculation of our cash earnings or any other performance metric in effect at the time. We plan to continue to monitor the requirements to amend our recoupment policy for compliance with the provisions of the Dodd-Frank Act once implemented by regulation.

TAX AND ACCOUNTING IMPLICATIONS

The committee recognizes that tax and regulatory factors may influence the structure of executive compensation programs, including:

Limit on Tax-Deductible Compensation. Section 162(m) of the Internal Revenue Service Code imposes a $1 million limit on the deduction that we may claim in any tax year with respect to compensation paid to any of the named executive officers, but excluding the principal financial officer. However, the code allows for certain types of performance-based exemptions to this $1 million limit, provided that the compensation plan meets certain requirements. Compensation payable solely on attainment of one or more performance goals is not subject to the deduction limit if: (i) the performance goals are objective, pre-established and determined by a committee composed solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and (iii) the committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

Our shareholder approved bonus plan is designed to comply with the requirements of Section 162(m). However, the committee believes that shareholder interests are best served if the committee’s discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Therefore, the committee reserves the right to authorize payments or take other actions that can result in the payment of compensation that is not deductible for income tax purposes.

Accounting for Stock-Based Compensation. We account for stock-based compensation, including all awards pursuant to our equity program, under the fair value method. We also estimate expected forfeitures of stock grants. The tax deduction is taken at the time the stock option is exercised or the restricted stock vests, as applicable.

SUBSEQUENT DEVELOPMENTS

On March 12, 2012, we announced that Craig Donohue will be stepping down from his position as Chief Executive Officer when his contract expires in December 2012. No changes to Mr. Donohue’s compensation or benefits have been made in connection with this announcement and Mr. Donohue’s outstanding awards will be treated in accordance with their existing terms upon his separation. No changes have been made at this point to the compensation of the other named executive officers in connection with the announced implementation of the management succession plans.

50	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

COMPENSATION COMMITTEE REPORT

The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our annual report on Form 10-K.

The Compensation Committee—2011

Alex J. Pollock, Chairman

Timothy S. Bitsberger

Mark E. Cermak

James A. Donaldson

Martin J. Gepsman

Larry G. Gerdes

Daniel R. Glickman

William R. Shepard

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	51

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation earned during the year ended December 31, 2011 by our named executive officers. In 2011, “salary” accounted for approximately 22% of the total compensation of the named executive officers as a whole and “non-equity incentive compensation” accounted for approximately 26% of such total compensation.

(1)	The amounts reflected in the “Stock Awards and Option Awards” columns reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. The Black-Scholes fair value of the 2011 option grant was calculated using the following assumptions: dividend yield of 2.1%; expected volatility of 42%; risk-free interest rate of 1.3% and expected life ranging from 5.6 to 6.2 years. The fair value of the 2011 restricted stock grants was calculated using the closing price on March 15, 2011 of $285.90 and September 15, 2011 of $271.86. Our outstanding restricted stock granted prior to September 15, 2010, which is subject to time vesting, is eligible to receive dividends in accordance with the terms of the plans. In 2011, the amount of dividends on restricted stock paid to the named executive officers was as follows: Mr. Donohue, $34,298; Mr. Parisi $6,834; Mr. Duffy, $20,769; Mr. Gill, $13,673 and Mr. Durkin $8,807. Effective with our September 15, 2010 annual grant of restricted stock, dividends are accrued for such equity awards and are only paid upon the vesting of the shares. The 2011 performance award grant fair value was calculated using a price of $258.65 derived from a Monte-Carlo simulation.

(2)	The amounts included in the “Non-Equity Incentive Plan Compensation” column reflect awards to the named executive officers under our bonus plans, which are discussed on page 45 under the “Bonus” heading. Messrs. Duffy, Gill and Durkin each received a portion of the 2010 bonus in the form of restricted stock on March 15, 2011 which vests in full after two years. Mr. Duffy received $78,337 of his bonus in restricted stock, Mr. Gill received $64,899 in restricted stock, and Mr. Durkin received $303,912 in restricted stock. Because of the timing of these awards, they are included in the Summary Compensation Table for this year.

(3)	The amounts reflected in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column reflect only the change in the pension value during the particular year. Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section below entitled Non-Qualified Deferred Compensation Plans on page 57.

52	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

2010 SUMMARY COMPENSATION TABLE (continued)

EXECUTIVE COMPENSATION (CONTINUED)

(4)	Amounts included in the “All Other Compensation” column for 2011 are as follows:

	401(k) Company Contribution	Supplemental Plan(6)	Other (7)	Total
Craig S. Donohue	$7,350	$266,709	$10,171	$284,230
James E. Parisi	7,350	69,499	1,350	78,199
Terrence A. Duffy	7,350	241,921	1,125	250,396
Phupinder S. Gill	7,350	192,825	1,800	201,975
Bryan T. Durkin	7,350	150,781	1,625	159,756

(5)	Mr. Duffy received an increase in his annual base salary from $950,000 to $1,000,000 effective in November 2010, as a result of the execution of his employment agreement. The amount set forth in the “Salary” column for 2010 reflects the actual salary earned during 2010. As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 58, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy’s compensation in respect of such coverage.

(6)	The items included under the “Supplemental Plan” column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the internal revenue code and thus must be excluded from consideration in qualified retirement plans.

(7)	The items included in the “Other” column are life insurance premiums paid by us for the benefit of the named executive officer and gross ups related to incremental tax obligations incurred by Messrs. Donohue and Durkin for time spent working in New York state. These payments are generally made available to our eligible employee population. None of the aggregate annual perquisites received by the named executive officers during the periods presented exceeded $10,000. Therefore, no amounts are included for perquisites in the “Other” column.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	53

EXECUTIVE COMPENSATION (CONTINUED)

GRANTS OF PLAN-BASED AWARDS

The following table shows the possible payouts to our named executive officers in 2011 under our Annual Incentive Plan for Named Executive Officers (Messrs. Donohue, Duffy, Gill and Durkin) and our Annual Incentive Plan (Mr. Parisi) and the equity awards granted under our Omnibus Stock Plan in 2011. For additional information on our equity and bonus programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.

Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards(3)	Grant Date Fair Value of Stock and Option Awards
			Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Craig S. Donohue	n/a	n/a	$750,000	$1,500,000	$3,000,000
	9/15/11	9/14/11				866	1,732	3,464	8,660	8,540	$271.86	$3,095,758
James E. Parisi	n/a	n/a	248,558	497,116	994,231
	9/15/11	9/14/11				216	432	864	2,164	2,136	$271.86	781,203
Terrence A. Duffy	n/a	n/a	500,000	1,000,000	2,000,000
	9/15/11	9/14/11				433	866	1,732	4,330	4,272	$271.86	1,550,920
	3/15/11	2/7/2011							274			78,337
Phupinder S. Gill	n/a	n/a	400,000	800,000	1,600,000
	9/15/11	9/14/11				346	692	1,384	3,464	3,416	$271.86	1,243,916
	3/15/11	2/7/2011							227			64,899
Bryan T. Durkin	n/a	n/a	287,500	575,000	1,150,000
	9/15/11	9/14/11				249	498	996	2,490	2,456	$271.86	898,712
	3/15/11	2/7/2011							1,063			303,912

(1)	The amounts shown in the “Threshold,” “Target” and “Maximum” columns reflect the bonus opportunity for our named executive officers based upon their annual bonus target and are dependent upon the level of cash earnings achieved. The following are the bonus opportunities for our named executive officers for 2012, which are based upon the individual’s base salary in effect for 2012:

	Threshold	Target	Maximum
Craig S. Donohue	$750,000	$1,500,000	$3,000,000
James E. Parisi	250,000	500,000	1,000,000
Terrence A. Duffy	500,000	1,000,000	2,000,000
Phupinder S. Gill	400,000	800,000	1,600,000
Bryan T. Durkin	300,000	600,000	1,200,000

(2)	The amounts in the “Threshold,” “Target” and “Maximum” columns reflect the annual equity award opportunities for performance share grants based on total shareholder return relative to the S&P 500 during 2012. The awards tied to the 2012 annual cash earnings goal are not included as the specific cash earnings goal was not approved by the compensation committee until 2012.
(3)

Under our equity program, eligible employees, including members of our senior management group, receive annual equity grants. On September 14, 2011, our compensation committee met and approved our annual 2011 equity grants for our executive officers based on our pre-established formulas under our equity program. Grants were made on September 15th. Grants of restricted shares in March 2011 relating to 2010 bonus payments were approved at the time the annual bonus was approved and are included in the table.

54	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the number of securities underlying outstanding plan awards for each named executive officer as of December 31, 2011.

	Option Awards(1)				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
Craig S. Donohue	—	8,540	$271.86	9/15/2021	6,928	$1,688,146	866	$211,018
	3,891	11,673	271.49	9/15/2020	5,202	1,267,571
	5,688	5,688	284.34	9/15/2019	2,814	685,687
	6,441	4,294	419.41	6/16/2018	398	96,981
	4,380	1,095	552.70	6/15/2017	86	20,956
	11,025	—	440.65	6/15/2016
	8,200	—	251.95	6/15/2015
	17,300	—	127.00	6/14/2014
	1,300	—	72.36	1/1/2014
	22,400	—	63.01	6/6/2013
James E. Parisi	—	2,136	$271.86	9/15/2021	1,732	422,036	216	52,633
	827	2,481	271.49	9/15/2020	1,104	269,012
	980	980	284.34	9/15/2019	484	117,936
	1,044	696	419.41	6/16/2018	122	29,728
	1,184	296	552.70	6/15/2017	44	10,721
	1,495	—	440.65	6/15/2016
	2,300	—	251.95	6/15/2015
	900	—	223.99	12/15/2014
	3,000	—	127.00	6/14/2014
	200	—	95.12	3/15/2014
	800	—	63.01	6/6/2013
Terrence A. Duffy	—	4,272	271.86	9/15/2021	3,464	844,073	433	105,509
	—	—			274	66,766
	1,848	5,544	271.49	9/15/2020	2,472	602,352
	1,589	3,178	284.34	9/15/2019	1,572	383,049
	3,705	2,470	419.41	6/16/2018	432	105,265
	4,408	1,102	552.70	6/15/2017	164	39,962
	3,475	—	529.50	12/15/2016
Phupinder S. Gill	—	3,416	271.86	9/15/2021	2,772	675,453	346	84,310
	—	—			227	55,313
	1,556	4,668	271.49	9/15/2020	2,082	507,321
	2,008	2,008	284.34	9/15/2019	994	242,208
	2,340	1,560	419.41	6/16/2018	274	66,766
	1,592	398	552.70	6/15/2017	59	14,377
	4,005	—	440.65	6/15/2016
	7,000	—	251.95	6/15/2015
	14,800	—	127.00	6/14/2014
	3,800	—	72.36	1/1/2014
	4,900	—	63.01	6/6/2013
Bryan T. Durkin	—	2,456	271.86	9/15/2021	1,992	485,390	249	60,674
	—	—			1,063	259,021
	1,119	3,357	271.49	9/15/2020	1,497	364,774
	1,196	1,196	284.34	9/15/2019	592	144,253
	1,392	928	419.41	6/16/2018	162	39,475
	1,472	368	552.70	9/14/2017	57	13,889
	2,250	—	250.03	1/3/2016
	5,125	—	144.00	10/18/2015

(1)	Subject to acceleration or termination in certain circumstances, stock option and restricted stock awards granted between 2009 and 2011 vest over a four-year period, with 25% vesting one year after the grant date with an additional 25% vesting on each anniversary date thereafter. Performance shares granted in 2011 are earned based on the achievement of 2012 TSR relative to S&P 500, and vest 25% in March 2013 and 25% on each anniversary thereafter. Payout value assumes achievement of threshold performance level. Equity awards granted between 2003 through 2008 vest over a five-year period, with 20% vesting one year after the grant date and an additional 20% vesting on each anniversary date thereafter. The grant date for all option awards is the date that is ten years prior to the expiration date.
(2)	Market value was determined using the closing price on December 30, 2011 of $243.67.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	55

EXECUTIVE COMPENSATION (CONTINUED)

OPTION EXERCISES AND STOCK VESTED

The following table summarizes stock option exercises by our named executive officers and the vesting of their restricted stock in 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Craig S. Donohue	—	$—	3,600	$979,143
James E. Parisi	—	—	759	206,473
Terrence A. Duffy	1,589	42,808	2,082	563,565
Phupinder S. Gill	—	—	1,506	409,729
Bryan T. Durkin	—	—	933	253,744

PENSION BENEFITS

We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements. Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2011, the pension plan interest rate was 4%. The pension account is portable and vested balances may be paid out when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities. Effective as of December 2008, the CBOT legacy pension plan was merged into our plan and, effective as of January 2009, NYMEX employees were eligible to participate in our pension plan.

The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base pay, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the internal review service code, which was $245,000 in 2011:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
55 or greater	9

The table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.

Name	Number of Years Credited Service		Present Value of Accumulated Benefit(1)
Craig S. Donohue	21		$259,036
James E. Parisi	22		200,151
Terrence A. Duffy	4		75,448
Phupinder S. Gill	22		270,017
Bryan T. Durkin	29	(2)	414,664

(1)	In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 5% as of December 31, 2011; and projected future investment crediting rate assumption of 4% as of December 31, 2011. The retirement age is the earliest unreduced retirement age as defined in our pension plan. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee’s actual period of service with CME Group.

(2)	Includes Mr. Durkin’s prior service with CBOT and benefits previously accrued under the legacy CBOT pension plan.

56	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

NON-QUALIFIED DEFERRED COMPENSATION PLANS

All of our senior level employees, including our named executive officers, are eligible to defer up to 55% of their annual base salary and up to 100% of their bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2011 are shown in the table below under “Executive Contributions.” Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination depending upon the time of the distribution election and the requirements of applicable law. The deferred savings plan also includes

401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the internal revenue code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under “Registrant Contributions.” In addition to the Senior Management Supplemental Deferred Savings Plan, some executive officers below may have a balance in the Supplemental Executive Retirement Plan, which is a legacy CME Group nonqualified plan that was frozen on January 1, 2006. Though no further contributions were made to this plan since that time, there are still returns on investments within this plan that are included in the table below. The aggregate balance at year-end in the table below includes any balance the executive officer may have in this plan as well as the Senior Management Supplemental Deferred Savings Plan.

	Executive Contributions In Last Fiscal Year(1)	Registrant Contributions In Last Fiscal Year(2)	Aggregate Earnings In Last Fiscal Year(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/11
Craig S. Donohue	$—	$266,709	$(78,073)	$—	$1,920,449
James E. Parisi	125,711	69,499	8,074	—	1,389,454
Terrence A. Duffy	—	241,921	8,526	—	792,909
Phupinder S. Gill	—	192,825	(126,194)	—	3,378,982
Bryan T. Durkin	—	150,781	(11,566)	—	320,989

(1)	All amounts included under “Executive Contributions” are also included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 52.

(2)	The amounts included under the “Registrant Contributions” column consist of: 401(k) make-whole and pension make-whole contributions and are included in the “All Other Compensation” column of the Summary Compensation Table.

(3)	“Aggregate Earnings in the Last Fiscal Year” are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. “Aggregate Earnings in Last Fiscal Year” represent amounts earned on contributions made in 2011 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	57

EXECUTIVE COMPENSATION (CONTINUED)

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

We have employment agreements with three of our named executive officers: Messrs. Donohue, Duffy and Gill. Our contractual commitments with Messrs. Donohue, Duffy and Gill are summarized below. For Mr. Parisi and for Mr. Durkin, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. Estimated termination payments to our named executive officers under our employment agreements and general policies are shown in the following table beginning on page 61.

Employment Agreements and other Compensation Arrangements with Named Executive Officers

As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship. The following is a summary of the key terms of our current executed employment agreements with Messrs. Donohue, Duffy and Gill. As announced on March 12, 2012, Mr. Donohue will be stepping down from his position as Chief Executive Officer when his contract expires in December 2012. In connection with the succession plan, the board has agreed to extend the contract terms for Messrs. Duffy and Gill.

	Donohue	Duffy	Gill
Agreement term:	December 31, 2012	2013 annual shareholders meeting	December 31, 2013
Minimum base salary:	$1,000,000	$1,000,000	$600,000
Annual bonus (based on % of base salary):	Threshold 75%; Target 150%; Maximum 300%	Based upon level in the organization and the compensation program as approved by the compensation committee.
Equity compensation (based on % of base salary):	350%	Based upon level in the organization and the compensation program as approved by the compensation committee.
Current Mix of equity compensation for annual equity award:(1)	25% options; 25% performance shares; 50% time vested restricted stock	Performance shares equal to 25% of the annual equity award
Termination without cause:

In addition to accrued benefits:

•   Lump sum payment equal to two times the sum of his then current base salary and the amount of his bonus at the threshold level.

•   All equity awards granted during the term of the agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest in accordance with the achievement of the applicable goals.

•   All options granted during the term will be exercisable for four years from the date of termination but not beyond their expiration date.

•   Insurance and health benefits for two years.

In addition to accrued benefits:

•   Lump sum payment equal to the greater of (i) one times his then current base salary and (ii) the remaining base salary payable during the remaining term up to two times his current base salary.

•   All equity awards granted during the term of the agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest in accordance with the achievement of the applicable goals.

•   All options granted during the term will be exercisable for four years from the date of termination but not beyond their expiration date.

•   Medical and dental benefits until the earlier to occur of (i) the fourth anniversary of the termination or (ii) the date comparable coverage is secured.

In addition to accrued benefits:

•   Lump sum payment equal to two times his base salary for the remaining term of the agreement up to a maximum of 24 months of base salary.

•   All equity awards granted during the term of the agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest in accordance with the achievement of the applicable goals.

•   All options granted during the term will be exercisable for four years from the date of termination but not beyond their expiration date.

•   Medical and dental benefits until the earlier to occur of (i) the fourth anniversary of the termination or (ii) the date comparable coverage is secured.

58	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

	Donohue	Duffy	Gill
Actual change of control:	All equity awards shall become vested within one year of the change of control; provided Mr. Donohue is not terminated for cause. If terminated within 60 days prior to a change of control without cause or a resignation due to good reason within one year of a change of control, all awards that would have otherwise vested upon the change of control shall vest and any awards granted during the term of the agreement shall remain exercisable for four years from the date of termination but not beyond their expiration date.	All equity awards shall become vested. If terminated within 60 days prior to a change of control without cause, all awards that would have otherwise vested upon the change of control shall vest.
Death:

In addition to accrued benefits:

•    All equity awards granted during the term of the agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest in accordance with the achievement of the applicable goals.

•    All options granted during the term will be exercisable for four years from the date of termination but not beyond their expiration date.

Disability:	Same as in the event of death.	Same as in the event of death with the addition of medical and dental benefits until the earlier to occur of (i) the fourth anniversary of the termination or (ii) the date comparable coverage is secured.
Voluntary termination for good reason:	Same as in the event of termination without cause.	No provision.
Voluntary termination:	Accrued benefits.	Accrued benefits and medical and dental benefits until the earlier to occur of (i) the fourth anniversary of the termination or (ii) the date comparable coverage is secured.
Additional benefits:	No provision.	In the event that life insurance coverage results in taxable income to his beneficiaries, CME Group will provide a gross up.	No provision.
Non-compete and non-solicitation:	During the term of the agreement and for one year after may not compete with the organization or solicit its employees.
Treatment of equity awards upon expiration of term:	All equity awards granted during the term of the agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest in accordance with the achievement of the applicable goals.

(1)	We are in the process of working with Messrs. Duffy and Gill to amend their existing employment contracts to provide for 50% performance shares and 50% restricted stock.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	59

EXECUTIVE COMPENSATION (CONTINUED)

Other CME Policies and Practices.

The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.

Annual Performance Bonuses

In accordance with the terms of our bonus plans, in the event an employee dies or becomes disabled, he or she or their beneficiaries will be entitled to receive a pro rata bonus.

Severance Plans

The compensation committee has adopted a written severance policy for termination due to job elimination, reduction in force, or in limited circumstances, performance.

Severance Pay for Senior Employees	2 weeks per year of service, 6 week minimum, up to 39 weeks
Severance Pay for Other Exempt Employees	2 weeks per year of service, 4 week minimum, up to 26 weeks
Severance Pay for Non-Exempt Employees	1 week per year of service, 4 week minimum, up to 26 weeks

Additionally, the plan provides for COBRA coverage and outplacement services as well as acceleration of any outstanding unvested equity awards that would have otherwise vested during the severance pay period.

Equity Plans

As a result of our mergers with CBOT Holdings and NYMEX Holdings, we have three employee equity plans: the Omnibus Stock Plan, the CBOT equity plan and the NYMEX equity plan. With the exception of Mr. Durkin, all grants to the named executive officers as employees were made under the Omnibus Stock Plan. Mr. Duffy received grants under the Director Stock Plan prior to his hiring as an executive. Prior to our merger with CBOT, Mr. Durkin received equity awards under the terms and conditions of the CBOT equity plan. In connection with the receipt of shareholder approval of certain amendments to our Omnibus Stock Plan in 2009, we agreed to freeze future grants of shares under the CBOT equity plan and the NYMEX equity plan. The terms of the Omnibus Stock Plan provide that in the event of death, the employee’s beneficiaries would vest in any outstanding equity awards. In the event of termination due to disability, restricted stock awards become vested. Awards granted under the Omnibus Stock Plan automatically vest upon a change of control with performance shares vesting at the maximum level.

All of our equity plans contain provisions relating to the vesting of outstanding awards at the time of a change of control (as defined in the plans). In general, a change of control will be deemed to have occurred if:

•	another entity owns more than 50% of the voting power of our common stock (all equity plans);

•

a transaction occurs in which any person is deemed to be the “beneficial owner” of at least 20% of our voting securities except for certain passive investors or as a result of a reorganization (CBOT equity plan);

•	individuals who previously comprised our board or who were nominated by our board’s nominating committee cease to constitute a least a majority of our board (all equity plans);

•	the sale, transfer or disposition of substantially all of our assets (CBOT equity plan and NYMEX equity plan); or

•	the approval of our complete liquidation or dissolution (Omnibus Plan).

60	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS

The following table sets forth the estimated benefits and payments upon termination of our named executive officers under various circumstances. These payments assume a termination or change of control effective upon December 31, 2011 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below. Additional amounts may be paid in respect of pension and defined compensation benefits. See the previous sections entitled Pension Benefits and Non-Qualified Deferred Compensation Plans.

	Termination Due to:
	Voluntary	Voluntary for Good Reason	Involuntary for Cause	Involuntary Not for Cause	Change In Control	Death	Disability
Craig S. Donohue
Total Cash Severance(1)	$—	$3,500,000	$—	$3,500,000	$3,500,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	4,485,477	—	4,603,414	5,447,487	4,603,414	4,603,414
Continuation of Health & Welfare Benefits(3)	—	96,835	—	96,835	96,835	—	—
Other Accrued Pay and Benefits(4)	1,568,179	1,568,179	1,568,179	1,568,179	1,568,179	1,568,179	1,568,179
Total:	$1,568,179	$9,650,491	$1,568,179	$9,768,428	$10,612,501	$6,171,593	$6,171,593
James E. Parisi
Total Cash Severance(1)	$—	$—	$—	$375,000	$375,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	279,733	1,270,495	1,059,965	1,059,965
Continuation of Health & Welfare Benefits(3)	—	—	—	14,310	14,310	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	519,711	519,711
Total:	$—	$—	$—	$669,043	$1,659,805	$1,579,676	$1,579,676
Terrence A. Duffy
Total Cash Severance(1)	$—	$—	—	$1,500,000	$1,500,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	1,870,411	2,885,540	2,463,504	2,463,504
Continuation of Health & Welfare Benefits(3)	—	—	—	115,507	115,507	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	1,045,453	1,045,453
Total:	$—	$—	$—	$3,485,918	$4,501,047	$3,508,957	$3,508,957
Phupinder S. Gill
Total Cash Severance(1)	$—	$—	$—	$1,600,000	$1,600,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	1,898,677	2,235,916	1,898,677	1,898,677
Continuation of Health & Welfare Benefits(3)	—	—	—	76,835	76,835	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	836,362	836,362
Total:	$—	$—	$—	$3,575,512	$3,912,751	$2,735,039	$2,735,039
Bryan T. Durkin
Total Cash Severance(1)	$—	$—	$—	$431,250	$431,250	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	348,692	1,792,193	1,549,498	1,549,498
Continuation of Health & Welfare Benefits(3)	—	—	—	14,888	14,888	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	628,475	628,475
Total:	$—	$—	$—	$794,830	$2,238,331	$2,177,973	$2,177,973

(1)	Cash severance amounts represent contractual amounts for Messrs. Donohue, Duffy, and Gill under the termination situations as previously described. Estimated cash severance amounts for Messrs. Parisi and Durkin are based upon our severance policy as officers of CME Group. As of December 31, 2011, Mr. Parisi had 23 years of service and Mr. Durkin had 29 years of service for purposes of the policy.

(2)	Amounts shown for the “Value of Equity Subject to Accelerated Vesting” are based on the applicable stock plan and contractual provisions in place and include accelerated vesting of outstanding options and restricted stock awards for all named executive officers and the accelerated vesting of performance shares at the target level for Messrs. Donohue Duffy and Gill for all termination scenarios other than Change in Control using a share price of $243.67, the closing share price on December 30, 2011.

(3)	Amounts shown for the “Continuation of Health and Welfare Benefits” reflect our contractual agreements with Messrs. Donohue, Duffy and Gill to provide them with certain continuing benefits as described above and include the amount of COBRA coverage under our severance policy for Messrs. Parisi and Durkin, which is available to all employees. Mr. Duffy’s continuing benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with the disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay consistent with benefits provided to other employees on a broad basis.

(4)	Amounts shown for the “Other Accrued Pay and Benefits” in event of death or disability include accrued bonus payments pursuant to our bonus plans based on actual bonus amounts for 2011. Mr. Donohue, under the terms of his agreement, is entitled to receive any outstanding annual bonus awards for completed years in the event of termination for any reason and the amounts included in this table for such payments are based on his actual bonus for 2011.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	61

EQUITY COMPENSATION PLAN INFORMATION

We currently have the following equity compensation plans:

•	CME Group Inc. Amended and Restated Omnibus Stock Plan

•	CME Group Inc. 2005 Director Stock Plan

•	Chicago Mercantile Exchange Holdings Inc. Amended and Restated Employee Stock Purchase Plan

•	Amended and Restated CBOT Holdings, Inc. 2005 Long-Term Equity Plan

•	Amended and Restated NYMEX Holdings, Inc. 2006 Omnibus Stock Plan.

In connection with our receipt of shareholder approval in 2009 to increase the authorized shares under our Omnibus Stock Plan and our Director Stock Plan, we agreed not to issue future awards under the CBOT Holdings and NYMEX plans.

Prior to our holding company reorganization in 2001, we issued options under the Chicago Mercantile Exchange Omnibus Stock Plan, which was not approved by CME shareholders. In connection with our holding company reorganization, CME, as the sole shareholder of Chicago Mercantile Exchange Holdings Inc., approved the assumption by Chicago Mercantile Holdings Inc. of the Omnibus Stock Plan. After the reorganization, the plan was amended and restated as the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. Options issued prior to the sole shareholder approval are listed in the table below as being made under an equity compensation plan not approved by security holders, and options issued after such time are listed below as being made under an equity compensation plan approved by security holders. The Employee Stock Purchase Plan and the 2005 Director Stock Plan were approved by shareholders at our 2005 annual meeting of shareholders. In connection with our mergers with CBOT Holdings and NYMEX Holdings, we assumed their existing equity plans. The shares relating to the CBOT Holdings and NYMEX Holdings plans are listed in the table below as being made under an equity compensation plan approved by security holders based upon the fact that CME Group shareholders approved the related merger transactions.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options(a)	Weighted-Average Exercise Price of Outstanding Options(b)	Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))(c)
Equity compensation plans approved by security holders	1,417,216	$301.55	4,769,514
Equity compensation plans not approved by security holders	—	—	—
Total	1,417,216		4,769,514

62	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors’ workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional committees.

Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. The primary components of our board member compensation package consist of an annual equity stipend, an annual cash stipend, committee and board meeting fees, and committee chairperson retainers for our audit, compensation, finance, governance, market regulation oversight and nominating committees. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.

Our most recent review showed that the median of our pay for our non-executive directors (annual equity stipend, annual cash stipend and meeting fees) fell below the 50th percentile of our peer group. (See page 43 for the companies within our peer group.) No changes to the board’s compensation were recommended as a result of the review. The committee plans to conduct similar reviews in the future.

The compensation of our board members is set forth in the table entitled Director Compensation Table on page 64.

FEES AND BENEFIT PLANS FOR NON-EXECUTIVE DIRECTORS

The compensation committee is responsible for reviewing and recommending to the board the compensation for our non-executive directors. Only non-executive directors receive compensation for their service as a director. Our non-executive director compensation includes:

Annual Stipends
Annual cash stipend(1)	$25,000
Annual retainer for chairs of audit, compensation, finance, governance, market regulation oversight and nominating committees	$20,000
Annual equity stipend(2)	$75,000

Meeting Fees
Board meeting fee(3)	$1,500
Board committee meeting fee for audit, compensation, executive, finance, governance, market regulation oversight and nominating committees(3)	$1,500
Additional meeting fee for serving as chair of audit, compensation, finance, governance, market regulation oversight and nominating committees	$500
Meeting fee for members of the strategic steering committee and any functional exchange committee and for meetings of the CBOT directors(3)(4)	$1,000

(1)	Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro rata on a monthly basis, in shares of stock valued at the closing price on the date of grant. If a director who elects to receive additional stock leaves the board prior to the next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.

(2)	Shares received are granted under our 2005 Director Stock Plan and are not subject to any vesting restrictions.

(3)	The fee for telephonic participation in a regularly scheduled meeting is 50% of that for in-person participation. However, it is within the discretion of the Executive Chairman for board and executive committee meetings and within the discretion of the particular chairman of our other committees to determine if it is appropriate to pay the full meeting fee, taking into consideration the member’s ability to participate based upon the particular circumstances. It is within the discretion of a committee to create a subcommittee to address a specific issue and to determine whether members of such sub-committee should receive fees up to the amount of the regular committee meeting fee for their participation in such subcommittee.

(4)	Our CBOT directors are required to review certain CBOT rule changes in connection with our merger until our 2012 annual meeting. In the event an official meeting of the CBOT directors is necessary, Mr. Carey has the discretion to approve the compensation of those CBOT directors in attendance in an amount of $1,000 each.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	63

DIRECTOR COMPENSATION (CONTINUED)

Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.

The following table provides information regarding the compensation earned during the year ended December 31, 2011 by each of our directors, except for Messrs. Donohue and Duffy. Mr. Donohue’s and Mr. Duffy’s compensation as Chief Executive Officer and Executive Chairman, respectively, is set forth in the Summary Compensation Table on page 52.

DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation		Total
Jeffrey M. Bernacchi	$57,341	$75,030	$—		$132,371
Timothy S. Bitsberger	74,750	75,030	—		149,780
Charles P. Carey	54,410	75,030	177,130	(3)	306,570
Mark E. Cermak	81,762	75,030	—		156,792
Dennis H. Chookaszian	105,207	75,030	—		180,237
Jackie M. Clegg	80,000	75,030	—		155,030
Robert F. Corvino	58,426	75,030	—		133,456
James A. Donaldson	66,000	75,030	—		141,030
Martin J. Gepsman	122,500	75,030	—		197,530
Larry G. Gerdes	112,938	99,759	—		212,697
Daniel R. Glickman	98,172	81,212	—		179,384
J. Dennis Hastert	50,688	99,759	—		150,447
Bruce F. Johnson	43,500	75,030	—		118,530
Gary M. Katler	65,339	75,030	—		140,369
Patrick B. Lynch	22,517	—	—		22,517
Leo Melamed	61,915	75,030	300,000	(4)	436,945
William P. Miller II	102,000	75,030	—		177,030
James E. Newsome	17,167	—	—		17,167
Joseph Niciforo	57,378	75,030	—		132,408
C.C. Odom II	58,250	75,030	—		133,280
James E. Oliff	95,570	75,030	—		170,600
Ronald A. Pankau	33,283	75,030	—		108,313
John L. Pietrzak	59,826	75,030	—		134,856
Edemir Pinto(5)	—	—	—		—
Alex J. Pollock	105,021	99,759	—		204,780
John F. Sandner	60,894	75,030	213,806	(6)	335,924
Terry L. Savage	72,250	75,030	—		147,280
William R. Shepard	68,908	99,759	—		168,667
Howard J. Siegel	74,231	75,030	—		149,261
Christopher Stewart	57,000	75,030	—		132,030
Dennis A. Suskind	61,750	75,030	—		136,780
David J. Wescott	42,000	75,030	—		117,030

(1)	The amounts reflected in the “Fees Earned or Paid in Cash” consist of annual cash stipends, board meeting fees, committee meeting fees (board, functional and sub-committee) and annual retainers for the chairs of the audit, compensation, finance, governance and market regulation oversight committees, including amounts deferred under our Director Deferred Compensation Plan. Mr. Pollock, who chairs both the compensation and nominating committees, elected to receive only one additional stipend of $20,000 for his services to these committees. Board committee and functional committee meeting fees are subject to an overall cap of $100,000 per year. Fees for meetings of the board of directors are not subject to a cap.

64	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

DIRECTOR COMPENSATION (CONTINUED)

(2)	The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. Actual value of stock awards in 2011 was calculated using the closing price on the date of the grant on June 27, 2011 of $281.01. The awards represent our annual grant to our non-executive board members. The annual equity stipends granted to our non-executive directors are not subject to any vesting restrictions. See the table entitled Directors, Director Nominees and Executive Officers on page 67 for the complete stock ownership of our board members. No other awards were made to our non-executive board members in 2011. Awards valued at $75,030 are due to share rounding and awards in excess of $75,030 are due to the directors’ election to receive additional shares in lieu of all or a portion of their annual cash stipend.

(3)	In October 2011, we entered into a consulting agreement with Mr. Carey. Under the terms of the agreement, Mr. Carey is entitled to consulting fees of $500,000 during the term of the agreement. Mr. Carey also receives fees for his service on our board.

(4)	Consists of consulting fees. Does not include amounts reimbursed by CME Group for Mr. Melamed’s expenses submitted in connection with his consulting arrangement described below.

(5)	We have a cross-equity ownership agreement with BM&FBOVESPA, in which we have an approximately 5 percent stake in BM&FBOVESPA, and BM&FBOVESPA has an approximately 5 percent stake in our Class A common stock. Mr. Pinto serves as the BM&FBOVESPA board representative in accordance with the terms of the agreement. Each party has the right to maintain its board seat during the term of the strategic partnership, subject to election by the shareholders and certain minimum stock ownership requirements. As Mr. Pinto is serving in connection with the companies’ contractual commitments, he will not receive compensation from us for his services on our board.

(6)	Consists of annual consulting fees of $200,000 and reimbursement of expenses related to certain office expenses, parking and club memberships.

2005 DIRECTOR STOCK PLAN

Our Director Stock Plan provides for the issuance of up to 125,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. As of December 31, 2011, approximately 83,000 shares were available for future awards under the plan. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors.

STOCK OWNERSHIP GUIDELINES

Our non-executive board members, other than Mr. Pinto, are subject to stock ownership guidelines valued at two times the total annual retainer, or $200,000. Each member has five years from May 2008 or election to the board, whichever is later, to achieve this stock ownership guideline. Mr. Pinto is not subject to the ownership guidelines as he serves as the representative of BM&FBOVESPA which owns approximately 5% of our outstanding common stock

CONTRACTUAL RELATIONSHIPS WITH CERTAIN DIRECTORS

Mr. Carey. In October 2011, we entered into a consulting agreement with Mr. Carey. Mr. Carey is entitled to receive fees of $500,000 for his consulting services. The agreement expires effective as of our 2012 annual meeting. During the term and for one year thereafter, Mr. Carey is restricted from rendering services to any competitor or otherwise competing with us. Mr. Carey also receives compensation for his service on our board.

Mr. Melamed. We have two existing consulting agreements with Mr. Melamed. One applies during the time he serves on our board and the other applies upon his retirement.

In 2009, the compensation committee recommended and the board approved an amended and restated retirement agreement with Mr. Melamed which extended the term of the agreement through the end of Mr. Melamed’s lifetime. Under the terms of the agreement, upon his retirement from the board, Mr. Melamed will provide us with consulting services relating to the financial services industry and related matters within Mr. Melamed’s areas of expertise. For his services, Mr. Melamed will receive during the term of the agreement $300,000 per annum plus reimbursement for all reasonable and necessary out-of-pocket travel and other expenses incurred as a result of the agreement. We will also provide office and secretarial support during the term of the agreement. In addition, without our prior written consent, Mr. Melamed may not render services to any competitor or otherwise compete with us during the term of the agreement. In the event the agreement is terminated during Mr. Melamed’s lifetime he will continue to be subject to the non-compete provisions for one year after such termination.

In 2005, we entered into a consulting agreement with Mr. Melamed for the period he serves as director of the Company with terms substantially the same as the previously described retirement agreement. For these services, Mr. Melamed will receive $300,000 per annum plus all reasonable and necessary out-of-pocket travel and other expenses incurred in connection with the consulting services and up to $150,000 annually for non-travel expenses, including office and secretarial expenses. The compensation committee has approved an increase in Mr. Melamed’s expense allowance to $190,000 to offset an increase in his rental expense which he will incur in the future to make his current space available to one of our customers. Under the agreement, Mr. Melamed may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter. Mr. Melamed also receives compensation for his service on our board.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	65

DIRECTOR COMPENSATION (CONTINUED)

Mr. Sandner. In 2005, we entered into a consulting agreement with Mr. Sandner. Under the terms of the consulting agreement, Mr. Sandner will provide us with consulting services relating to the financial services industry and related matters within Mr. Sandner’s areas of expertise during the period Mr. Sandner serves as a director of the Company. For his consulting services, Mr. Sandner will receive $200,000 per annum plus all reasonable and necessary out-of pocket travel and other expenses incurred in connection with the consulting services. Under the agreement, Mr. Sandner may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the

agreement and for one year thereafter. Mr. Sandner also receives compensation for his service on our board. Mr. Sandner serves as the Company’s representative on the board of directors of DME Holdings Limited and receives compensation directly from such entity for his services. Such amounts are not included in the Director Compensation Table.

The Company also has employment agreements with Mr. Donohue and Mr. Duffy, which are described above in the section entitled Potential Payments upon Termination or Change-in-Control on page 58.

66	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

SECURITY OWNERSHIP OF CME GROUP COMMON STOCK

The following tables show, as of February 15, 2012, the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 52 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning five percent or more of our Class A common stock. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of February 15, 2012. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.

Directors, Director Nominees and Executive Officers

	Class of Common Stock
Name of Beneficial Owner(1)	A	B-1	B-2	B-3	B-4
Terrence A. Duffy(2)(3)	29,763	1	—	—	1
Craig S. Donohue(2)(4)	127,723	—	—	—	—
Jeffrey M. Bernacchi(5)	12,030	1	—	—	—
Timothy S. Bitsberger	921	—	—	—	—
Charles P. Carey(6)	6,732	1	—	1	—
Mark E. Cermak(7)	4,797	—	—	—	—
Dennis H. Chookaszian(8)	1,403	—	—	—	—
Jackie M. Clegg	1,261	—	—	—	—
Robert F. Corvino	2,768	—	—	—	—
James A. Donaldson	5,281	—	—	—	—
Martin J. Gepsman(9)	8,235	—	—	1	1
Larry G. Gerdes	2,101	—	—	—	—
Daniel R. Glickman(10)	1,859	—	—	—	—
Yra G. Harris	—	—	1	—	—
J. Dennis Hastert	1,091	—	—	—	—
Bruce F. Johnson(11)	20,710	1	—	—	1
Gary M. Katler	508	—	—	—	—
Gary T. Lark	1,299	1	—	—	—
Leo Melamed(12)	2,221	—	1	—	—
William P. Miller	1,421	—	—	—	—
Patrick J. Mulchrone(13)	11,500	1	1	1	1
Joseph Niciforo(14)	5,137	1	—	1	—
C.C. Odom, II	3,168	—	—	—	—
James E. Oliff(15)	5,269	—	1	—	1
Ronald A. Pankau	267	—	1	—	—
John L. Pietrzak(16)	20,953	—	—	—	—
Edemir Pinto(17)	—	—	—	—	—
Alex J. Pollock	2,060	—	—	—	—
John F. Sandner	28,490	3	2	4	1
Terry L. Savage(18)	1,821	—	—	—	—
Gerard M. Shannon(19)	10,000	1	1	1	1
William R. Shepard(20)	36,063	4	5	2	1
Howard J. Siegel(21)	29,639	2	—	1	—
Christopher Stewart	1,205	—	—	—	—
Dennis A. Suskind	1,236	—	—	—	—

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	67

SECURITY OWNERSHIP OF CME GROUP COMMON STOCK (CONTINUED)

	Class of Common Stock
Name of Beneficial Owner(1)	A	B-1	B-2	B-3	B-4
David J. Wescott(22)	13,567	—	1	1	1
James E. Parisi(2)	20,778	—	—	—	—
Phupinder S. Gill(2)	60,309	—	—	—	—
Bryan T. Durkin(2)	19,479	—	—	—	—

(1)	The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.

(2)	Messrs. Duffy’s, Donohue’s, Parisi’s, Gill’s and Durkin’s Class A shares include an aggregate of 15,025; 58,225; 12,730; 42,001 and 12,554 stock options, respectively, that are currently exercisable or would be exercisable within 60 days of February 15, 2012.

(3)	Includes 99 Class A shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.

(4)	Includes 15,600 Class A shares held in a grantor retained annuity trust.

(5)	Includes 9,500 Class A shares which Mr. Bernacchi has pledged to a third party.

(6)	Includes 4,500 Class A shares which Mr. Carey has pledged to a third party. Mr. Carey shares indirect ownership of one Class B-1 share and one Class B-3 share with Mr. Niciforo that are owned directly by Henning and Carey of which Mr. Carey is a partner.

(7)	Includes 19 Class A shares held in the name of Mr. Cermak’s spouse.

(8)	Includes 200 Class A shares held in the name of Mr. Chookaszian’s spouse. All 1,403 Class A shares are pledged to a third party.

(9)	Includes 99 Class A shares and one Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power.

(10)	Includes 420 Class A shares held in trust.

(11)	All 20,710 Class A shares have been pledged by Mr. Johnson to a third party.

(12)	Mr. Melamed’s Class B-2 share is held indirectly through a trust and includes 1,000 Class A shares which have been pledged to a third party.

(13)	Includes 6,500 Class A shares which Mr. Mulchrone has pledged to a third party.

(14)	Includes 4,500 Class A shares which Mr. Niciforo has pledged to a third party. Mr. Niciforo shares indirect ownership of one Class B-1 share and one Class B-3 share with Mr. Carey that are owned directly by Henning and Carey of which Mr. Niciforo is a principal.

(15)	Includes one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power.

(16)	Includes 10,252 Class A shares held in trust.

(17)	Mr. Pinto serves as the board representative of BM&FBOVESPA S.A. Mr. Pinto does not receive compensation for his service on our board and, therefore, does not receive any equity under our Director Stock Program and is not subject to our stock ownership guidelines.

(18)	All Class A shares held in trust.

(19)	Includes 9,000 Class A shares, one Class B-1, one Class B-2, one Class B-3 and one Class B-4 share indirectly beneficially owned through Mr. Shannon’s ownership interest in Geneva Trading USA, LLC. Mr. Shannon is a Class A voting member of Geneva.

(20)	Includes 15,632 Class A shares which Mr. Shepard has pledged to third parties. Includes 99 Class A shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.

(11)	Includes 9,000 Class A shares to which Mr. Siegel has pledged to third parties.

(22)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Wescott shares joint ownership and 12,000 Class A shares which have been pledged to third parties.

Directors and Executive Officers as a Group (46 persons)

Class of Common Stock	Total Shares	Percent of Class(1)
Class A(2)	580,794	*	%
Class B-1	13	2.1%
Class B-2	11	1.4%
Class B-3	10	*	%
Class B-4	7	1.7%
Total Class A & B	580,835	*	%

*	Less than 1%.

(1)	Based on 66,439,943 Class A, 625 Class B-1, 813 Class B-2, 1,287 Class B-3 and 413 Class B-4 shares outstanding as of February 15, 2012.

(2)	Total Class A shares includes an aggregate of 201,146 options to purchase shares of Class A common stock that are currently exercisable or become exercisable within 60 days of February 15, 2012.

Shareholders Owning Five Percent or More

Name	Number of Class A Shares	Percent of Vote as a Single Class(1)
BM&FBOVESPA S. A.(2)	3,395,544	5.1%

(1)	Percentage is based on all shares outstanding in each class of Class A and Class B common stock as of February 15, 2012. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.

(2)	BM&FBOVESPA S.A.—Bolsa de Valores, Mercadorias e Futuros, filed a Schedule 13D on July 26, 2010, which states the address of BM&FBOVESPA is Praca Antonio Prado, 48, 7º andar—Centro, São Paulo, SP, Brazil 010101-901, and that BM&FBOVSPA has sole voting and dispositive power with respect to 3,395,544 shares of Class A common stock. CME Group and BM&FBOVESPA have entered into a share purchase agreement as part of a series of transactions to further their existing strategic partnership. Pursuant to the agreement, BM&FBOVESPA is entitled to designate one board member to our board of directors as long as it continues to hold at least (a) 2,037,327 shares of our Class A common stock or (b) 2% of our outstanding Class A common stock, provided certain other conditions are satisfied.

68	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

OTHER BUSINESS

CERTAIN BUSINESS RELATIONSHIPS WITH RELATED PERSONS

Our audit committee has adopted a written policy for the review of transactions between us and “related persons” (directors, executive officers, immediate family members of a director or executive officers). Under the policy, transactions that exceed $100,000 in which a related person has a direct or indirect material interest are submitted to our audit committee for review and approval or ratification in some circumstances. Certain transactions including compensation, ordinary course trading activity on any of our exchanges are considered pre-approved, and thus do not require specific approval under the policy. In determining whether to approve or ratify a transaction, the committee takes into account, among other factors it determines appropriate, whether the interested transaction is on terms no less favorable than terms generally available to any similarly situated, unrelated third parties under the same or similar circumstances and the extent of the person’s interest in the transaction. Beginning in 2011, to ensure that such transactions are fair and reasonable, the audit committee has requested that our internal audit department conduct an independent assessment of the transaction at issue.

We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists. Additionally, many transactions that constitute related party transactions are based upon prior engagements that predate the director’s relationship with us.

Transactions Relating to Trading Activity

We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms which include charges for trades executed and cleared on behalf of their customers some of whom may be members of our board or Class B director nominees. Payments received directly by clearing firms in which a board member or Class B director nominee has a significant affiliation are based upon our financial records. Other payments which are not derived from our financial records because they are processed indirectly through a clearing firm are set forth below but the actual amounts are not included.

•	Mr. Carey is a partner in, and Mr. Niciforo is a principal of, the firm Henning and Carey. Henning and Carey made payments to us of approximately $155,000 in 2011.

•	Mr. Shannon is a managing member, Geneva Trading USA, LLC. Geneva Trading made payments to us of approximately $122,000 in 2011.

•

Mr. Mulchrone is a partner of Advantage Futures LLC. Advantage Futures made payments to us of approximately $54 million in 2011. Mr. Mulchrone is part owner of Buttonwood Group Trading LLC which made payments to us in excess of $120,000 in 2011.

•	Mr. Shepard owns a minority interest in one of our clearing firms, which made payments to us of approximately $51 million in 2011.

•	Mr. Stewart is the CEO of Gelber Group LLC, one of our clearing firms, which made payments to us of approximately $5 million in 2011.

•	Mr. Wescott is part owner in TradeForecaster Global Markets LLC which made payments to us in excess of $120,000 in 2011.

The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We, therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our Director Conflict of Interest Policy. Our other board members and director nominees who participate in our markets also incur trading fees but such fees were below $120,000 during 2011. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee’s related party transaction approval policy.

Leasing Relationships

We also have engaged in leasing transactions with some of our board members. In connection with our merger with CBOT, we acquired its building which currently houses our Chicago open outcry trading floors. As proximity to the floor is desirable, our board members who trade our products lease space in this location. Such leases are on market terms that

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	69

OTHER BUSINESS (CONTINUED)

would be provided to any other third party based on the timing and particular specifications of the lease. We are in the process of seeking a buyer for a portion of our building in Chicago which we hope to complete in the first half of 2012.

In 2011, we entered into a new leasing arrangement with a firm in which Mr. Wescott was affiliated for aggregate annual lease payments of approximately $1.9 million. The proposed lease was reviewed by our internal audit team and it was confirmed that the terms and conditions were consistent with other existing leasing relationships with unaffiliated entities. The material terms and conditions of the lease were approved by the audit committee.

In 2011, we received the following payments in connection with ongoing leasing arrangements with our board members in accordance with terms previously approved by our audit committee:

•	Mr. Shepard is the founder and President of Shepard International, Inc., a futures commission merchant, which made payments to us of approximately $230,000 in 2011.

•	Mr. Carey is a partner in, and Mr. Niciforo is a principal of, the firm Henning and Carey. Henning and Carey made payments to us of approximately $308,000 in 2011.

•	Mr. Stewart is the CEO of Gelber Group LLC, one of our clearing firms, which made payments to us of approximately $1.1 million in 2011.

In 2011, we also received the following payments in connection with leasing arrangements with our Class B director nominees. As these arrangements were put in place prior to their nomination they were not evaluated under our related party transaction approval policy.

•	Mr. Shannon is a managing member of Geneva Trading USA, LLC. Geneva Trading made payments to us of approximately $155,000 in 2011.

•	Mr. Mulchrone is a partner of Advantage Futures LLC. Advantage Futures made payments to us of approximately $806,000 million in 2011.

Consulting Arrangements

From time to time, we may engage the services of prominent large firms which may have employment relationships with the immediate family members of some of our directors.

Historically, CBOT has utilized the Boston Consulting Group (BCG) to provide advice on its business practices and strategic direction since before our merger. As a result, BCG has gained a valuable understanding of our unique business. Mr. Chookaszian who serves as the chairman of our audit committee has a son who in 2010 became a partner with BCG. We recognize that it is preferable not to utilize a firm that has a direct or indirect affiliation with a board member. However, we believe that it is more important for CME Group to select its service providers based upon their experience and knowledge of our business than to exclude a provider based upon a relationship with a director. We addressed any potential conflicts by reviewing the transaction with the audit committee during which Mr. Chookaszian recused himself. We think it is important that shareholders be informed of such relationships but we do not believe that disclosure of related party transactions should be a substitute for the overall independence test and we do not believe our engagement of BCG impairs Mr. Chookaszian’s independence. As an additional measure, to ensure that terms and conditions of the BCG engagement were on an arms’ length basis, the audit committee engaged our internal audit department to conduct an independent analysis of the terms and conditions of the engagement. Their conclusion was that the BCG projects were on terms consistent with an ‘arms-length’ transaction. In 2011, we paid BCG approximately $2.7 million.

We have engaged Deloitte & Touche to provide services to us. Mr. Niciforo’s brother is a partner of Deloitte & Touche. This relationship has been ongoing over the years and was established prior to Mr. Niciforo joining our board. For the services provided in 2011, we paid fees to Deloitte & Touche of approximately $730,000 in the aggregate. The services were provided pursuant to a master services agreement, negotiated on an arm’s length basis by representatives of our purchasing department. Under our new procedures, the 2011 engagements of Deloitte & Touche are in the process of being reviewed by our internal audit department.

BM&FBOVESPA Strategic Partnership

Mr. Pinto has served as a member of our board of directors since February 2011. Mr. Pinto is the CEO of BM&FBOVESPA. CME Group has a cross-equity ownership agreement with BM&FBOVESPA, in which CME Group has an approximately 5 percent stake in BM&FBOVESPA, and BM&FBOVESPA has an approximately 5 percent stake in CME Group. Mr. Pinto serves as the BM&FBOVESPA board representative in accordance with the terms of the agreement. CME Group holds a seat on the BM&FBOVESPA board of directors, which is filled by our CEO, Mr. Donohue. In addition to the cross-equity investment agreement, the companies also have in place commercial agreements providing for the development of a new multi-asset class electronic trading platform and an order routing agreement. During 2011, CME Group received payments of approximately $6.1 million in connection with its commercial agreements with

70	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

OTHER BUSINESS (CONTINUED)

BM&FBOVESPA. These commercial arrangements were entered into prior to Mr. Pinto’s appointment to the board, were negotiated on an arm’s length basis and where approved by the board of directors of CME Group. As the arrangements were entered into prior to Mr. Pinto’s appointment, the transactions were not submitted to the audit committee for its approval in accordance with its policy on related party transactions.

Employment of Family Members

An in-law of Mr. Pankau is employed by us as a non-executive officer. The employment relationship occurred prior to Mr. Pankau’s service on our board. The employee received compensation in 2011 of approximately $214,000 (part of which included an annual equity award) and other benefits provided to employees at the same level. The compensation was determined in accordance with our standard compensation practices applicable to similarly-situated employees. Under our new procedures, the 2011 employee compensation arrangements are in the process of being reviewed by our internal audit department.

CHARITABLE AND CIVIC CONTRIBUTIONS

We believe that it is both a responsibility and a privilege to give back to the global communities where we live and work. Through our charitable programs and foundations, we are able to put change in motion that will positively impact the lives of those in need. Through our corporate foundation, CME Group Community Foundation, we made charitable grants focused on the locations where we do business and provided support to three primary areas of concern: children in need, education, and health and human services. Members of our board also serve on the board of two independent charitable organizations: CME Group Foundation and the CBOT Foundation. The CME Group Foundation was endowed by the Chicago Mercantile Exchange Trust and the CBOT Foundation

was endowed by its members. Our board members and executive officers may have affiliations with organizations that have received donations from these charitable entities. In 2011, individual donations made by the CME Group Community Foundation and by the CBOT Foundation to such affiliated organizations were not in excess of $75,000 and donations made by the CME Group Foundation were not in excess of $750,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during 2011, all of our officers and directors complied with their Section 16(a) filing requirements, except for a sale by Mr. Odom which was reported late.

LEGAL PROCEEDINGS

CVM, the Brazilian regulatory agency for the BM&FBOVESPA exchange, has from time to time commenced administrative proceedings relating to activity within BM&FBOVESPA’s markets. As a result of his role as an executive of BM&FBOVESPA, Mr. Pinto has been named in past and pending actions regarding oversight of compliance with applicable rules by the market participants involved in such actions. It is within its normal course of its procedures for the CVM to name an individual officer of an exchange in such cases and is not a reflection on Mr. Pinto’s experience or ability to serve on the board of CME Group.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	71

GENERAL INFORMATION ABOUT THE MEETING

When and where is the annual meeting?

The annual meeting of shareholders of CME Group will be held at 3:30 p.m., Central Time, on Wednesday, May 23, 2012, in the Auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois.

All holders of Class A and Class B common stock on March 28, 2012, the record date for the annual meeting, are entitled to notice of and are invited to attend the annual meeting. If you attend, you will be asked to present valid picture identification, such as a driver’s license or passport. If you are not a shareholder of record, you must bring evidence from your bank or broker that you are a shareholder and are eligible to attend the meeting, such as a letter or account statement. Shareholders will not be allowed to use cameras, recording devices or other electronic devices at the meeting. As this year’s meeting will be held at our headquarters, please allow sufficient time to clear security. Individuals who cannot show evidence of share ownership as of the record date will be denied admittance to the meeting.

Will the annual meeting be Web cast?

Yes. A live Web cast of the annual meeting will be provided from our Investor Relations section of our Web site www.cmegroup.com. Go to Investor Relations, click on Events and Presentations and then click on listen to Web cast for the CME Group Inc. 2012 Annual Meeting of Shareholders. If you miss the meeting, you can view a replay of the Web cast on that site. Please note that you will not be able to vote your shares or ask questions via the Web cast. If you plan to view the Web cast, please submit your vote in advance.

What company sponsored proposals are the Class A and Class B shareholders being asked to vote on, collectively as a single class?

Holders of all classes of Class A and Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:

•	Item 1: The election of seven Equity directors.

•	Item 2: The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2012.

•	Item 3: An advisory vote on the compensation of our named executive officers, referred to as the “Say on Pay” proposal.

•	Item 4: An amendment to our certificate of incorporation to eliminate classification of our board of directors as of the 2014 annual meeting.

•	Item 5: An amendment to our Omnibus Stock Plan.

•	Item 6: An amendment to our Employee Stock Purchase Plan.

What shareholder sponsored proposals are the Class A and Class B shareholders being asked to vote on, collectively as a single class?

Under Item 7, you are being asked to consider a shareholder proposal, if presented at the annual meeting, to provide for shareholder proxy access. As discussed in this proxy statement, we recommend that you vote AGAINST the proposal.

What proposals are the Class B shareholders being asked to vote on?

Holders of our Class B-1 and Class B-2 shares are being asked to vote on the election of one director for their respective class, each from a slate of two candidates, Item 8. In addition, holders of Class B-1 and Class B-3 shares are being asked to vote on the election of five members to their respective Class B-1 and Class B-3 nominating committees each from a slate of ten candidates, Item 9.

Who is entitled to vote?

You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 28, 2012, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 28, 2012 was as follows:

Class	Shares Outstanding
Class A
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

There were approximately             holders of record of our Class A common stock and approximately             holders of record of our Class B common stock on such date.

All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for Items 8 and 9. The respective class of Class B shares will vote as a single class in Items 8 and 9.

How do I vote?

Shareholders of record (shareholders having an account at Computershare, our transfer agent) have three ways to cast their vote:

•

Via the Internet—by voting electronically over the Internet by going to www.proxyvote.com. You will need to reference the control number on your proxy card when voting. If you wish to vote by the Internet, you may vote until 10:59 p.m., Central Time, on Tuesday, May 22, 2012.

72	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

•	By mail—by submitting the proxy card in the envelope provided. Be sure to allow sufficient time for delivery.

•

By telephone (owners of Class A shares only)—by calling 1-800-690-6903. You will need to reference the control number on your proxy card when voting. If you wish to vote by telephone, you may vote until 10:59 p.m., Central Time, on Tuesday, May 22, 2012. Due to the fact that the Class B proposals are contested, telephone voting will not be available for Class B shareholders.

•	In person—by voting your proxy card at the annual meeting.

For holders in street name (shareholders holding through a bank or broker), your proxy materials include a voting instruction form from the institution holding your shares. The availability of internet or telephone voting will depend upon the institution’s voting processes. You may also vote in person at the annual meeting if you obtain a legal proxy from the institution holding your shares. Please contact the institution holding your shares for more information.

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote your shares promptly by returning your proxy card and/or voting instruction card or casting your vote by telephone or over the Internet. Voting early will not affect your right to change your vote and/or to attend the meeting.

What is a shareholder of record?

A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares held in street name, the record owner of your shares is your bank, broker or other intermediary. We only have access to ownership records for the registered shares. Therefore, if you are not a registered shareholder, you will need to bring additional documentation to evidence your stock ownership as of the record date, such as, a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your voting instruction card in order to be admitted to the annual meeting.

What does it mean if I received more than one proxy/voting instruction card?

This means that you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one card. For example, shares held through your broker cannot be combined with shares held at our transfer agent,

Computershare. Additionally, our Class B shares are not combined with our Class A shares. Therefore, if you own both Class A and Class B shares you will receive more than one proxy card.

If you receive more than one proxy/voting instruction card, you must vote each card to ensure that all shares you own are voted.

What if I return my proxy card but do not provide voting instructions?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of seven Equity directors.

•	“FOR” the appointment of Ernst & Young as our independent registered public accounting firm for 2012.

•	“FOR” the advisory resolution approving the compensation of our named executive officers as described in this proxy statement.

•	“FOR” the amendment to our certificate of incorporation to eliminate classification of our board of directors as of the 2014 annual meeting.

•	“FOR” the amendment to Omnibus Stock Plan.

•	“FOR” the amendment to our Employee Stock Purchase Plan.

•	“AGAINST” the shareholder proposal, if presented.

•	“ABSTAIN” from voting for the for Class B directors, if applicable.

•	“ABSTAIN” from voting for the for Class B nominating committees.

If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.

Can I change my mind after I vote?

For shareholders of record: You may change or revoke your vote by submitting a written notice of revocation directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by submitting another proxy card, voting electronically or by telephone or by voting at the annual meeting.

For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	73

GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

Your most recent vote is the one that is counted.

Is my vote confidential?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Broadridge will act as the inspector of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Broadridge to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspector of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

How are votes counted?

In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast on each proposal as of March 28, 2012, must be present or represented by proxy. This is referred to as a quorum.

Proxies marked “withhold” or “abstain” are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda – the ratification of our independent registered public accounting firm – “broker non-votes” received on the other proposals will also be counted for purposes of establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular proposal under the rules of NASDAQ and has not received instructions from the beneficial owner.

To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the annual meeting, and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

How many votes are required for approval for each proposal?

Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal. The affirmative majority of the shares of our Class A and Class B common stock present or represented by proxy and entitled to vote on the subject matter at the annual meeting, voting together as a single class, is required to approve each of Items 2, 3 and 6. Under applicable NASDAQ rules, the affirmative vote of a majority of the votes cast is required to approve Item 5, and the total votes cast must represent greater than 50% of all shares of our Class A and Class B common stock outstanding and entitled to vote. The affirmative vote of the holders of two-thirds of the voting power of the outstanding shares of our Class A and Class B common stock entitled to vote on the matter, voting together as a single class, is required to approve Items 4 and 7. The election of our Equity Directors in Item 1, Class B directors in Item 8, and Class B nominating committees in Item 9 is done by plurality voting with the nominees receiving the highest number of “FOR” votes being elected.

Proxies marked “withhold” will be excluded entirely from the vote on election of Equity Directors, election of each Class B director and election of Class B-1 and Class B-3 nominating committees, and will therefore have no effect on the elections. Proxies marked “abstain” are not considered a vote “FOR” or “AGAINST” a proposal and will be excluded entirely from the vote in Items 2, 3, 5 and 6 and such abstentions will have the same effect as a vote “against” such proposals.

Because the ratification of our independent registered public accounting firm in Item 2 is considered a routine matter, your bank or broker will have discretionary authority to vote your shares held in street name on this proposal alone. All other proposals are not considered routine matters, and therefore your bank or broker will not have discretionary authority to vote your shares held in street name on those proposals. Such broker non-votes will have no impact, as they are not entitled to vote on the subject matter, in Items 1, 3 and 6. With respect to Item 5, broker non-votes will not count as a “vote cast” and, if the total votes cast on the proposal represent over 50% of all shares entitled to vote on the proposal, broker non-votes will have no effect on the outcome of such proposal. Broker non-votes will have the same effect as votes against Items 4 and 7. Votes cast for Items 8 and 9 are only held by registered owners.

Who pays for the solicitation of proxies?

CME Group pays the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired D.F. King for $10,000, plus out-of-pocket expenses, to assist in the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket

74	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

expenses for sending proxy materials to shareholders and obtaining their vote. Additionally, nominees for Class B director may make solicitations to our shareholders. Such nominees are responsible for the costs incurred in connection with their individual solicitation efforts.

When are shareholder proposals due for the 2013 annual meeting?

To be considered for inclusion in the 2013 proxy statement, shareholder proposals must be received in writing at our principal executive offices no later than December     , 2012. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.

Similarly, in order for you to raise a proposal from the floor during next year’s meeting, we must have timely received written notice of the proposal. In accordance with our bylaws, to be timely, a shareholder’s notice must be delivered to our corporate secretary not earlier than the close of business on January 23, 2013 (the 120th day) and not later than the close of business on February 22, 2013 (the 90th day) prior to the anniversary of the 2012 annual meeting (May 23, 2013); provided, however, that in the event that the date of the 2013 annual meeting is more than 30 days before or more than 60 days after May 23, 2013, to be timely, notice must be delivered not earlier than the close of business on the 120th day prior to the actual date of the 2013 annual meeting and not later than the close of business on the later of the 90th day prior to the actual date of the 2013 annual meeting or, if the first public announcement of the date of the 2013 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2013 annual meeting is first made by the Company. Your notice of the proposal must contain the information required under our bylaws in order to be considered.

Shareholder proposals should be sent by mail directed to the Corporate Secretary (Kathleen M. Cronin), CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by fax to her attention at 312.930.4556.

Are there any matters to be voted on at the meeting that are not included in the proxy statement?

At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.

Where can I find the voting results of the annual meeting?

We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a Current Report on Form 8-K within four business days of the meeting as required by SEC regulations.

If I received paper copies of materials, can I receive future proxy materials online?

Yes. If you chose this option you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.

If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials electronically, then prior to next year’s annual meeting you will receive an e-mail notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.

Why did I receive a notice by mail without printed copies of the proxy materials?

As permitted by rules adopted by the SEC, we are making this proxy statement and our 2011 annual report available to our shareholders electronically via the Internet. On or about April     , 2012, we mailed a notice containing instructions on how to access this proxy statement and our 2011 annual report and vote over the Internet. If you received a notice by mail, you will not receive a printed copy of the materials in the mail. Instead, the notice instructs you on how to access and review all of the important information contained in the materials. The notice also instructs you on how you may submit your proxy over the Internet. If you received a notice by mail and would like to receive a printed copy of these materials, you should follow the instructions for requesting such materials included in the notice.

Why did members of my household only receive one set of proxy materials but more than one proxy card?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	75

GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive separate copies of the proxy materials, please contact Computershare at www.computershare.com/us/sc/cme.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

Can I get additional copies of the proxy materials?

Yes. Additional copies of our 2011 annual report and this proxy statement are available free of charge upon written request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

Where can I find information on CME Group’s corporate governance policies and other materials referenced in this proxy statement?

Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our committees are available at www.cmegroup.com under Investor Relations-Corporate Governance section of the web site. You may also request hard copies of such materials by sending a request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	76

APPENDIX A

Categorical Independence Standards

A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be “independent”:

•

The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company’s present or former auditors.

•

Neither the director nor any member of his or her immediate family is a significant shareholder in the Company’s Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.

•

Neither the director nor any member of his or her immediate family serves as an executive officer, director, trustee or is employed as a fundraiser of a civic or charitable organization that receives significant financial contributions from CME, CBOT, NYMEX or the CME Foundation, the CBOT Foundation or the NYMEX Foundation (excluding payments pursuant to a matching gift program). For purposes of this categorical standard, the Board of Directors shall determine whether a financial contribution is considered significant on a case-by-case basis; provided, however, that any contribution less than $200,000 or two percent (2%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, shall be presumed to be insignificant.

In addition, the Board of Directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the Company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	A-1

APPENDIX B

FOURTH ~~THIRD~~ AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CME GROUP INC.

CME Group Inc. (hereinafter referred to as the “Corporation”), which was originally incorporated in the State of Delaware on August 2, 2001 under the name Chicago Mercantile Exchange Holdings Inc., hereby certifies that this Fourth ~~Third~~ Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. This Fourth ~~Third~~ Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the Corporation’s third ~~second~~ amended and restated certificate of incorporation as hereby amended. The text of the third ~~second~~ amended and restated certificate of incorporation as heretofore amended is hereby restated to read in its entirety as follows:

ARTICLE ONE: The name of the corporation is CME Group Inc.

ARTICLE TWO: The address of the corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE THREE: The purpose of the corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as set forth in Title 8 of the Delaware Code (the “DGCL”).

ARTICLE FOUR: The total number of shares of all classes of capital stock that the corporation is authorized to issue is 1,010,003,138 shares, of which:

10,000,000 shares shall be shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”)~~, including 140,000 authorized shares of Series A Junior Participating Preferred Stock (the “Series A Junior Participating Preferred Stock”)~~;

1,000,000,000 shares shall be shares of Class A Common Stock, par value $.01 per share (the “Class A Common Stock”);

625 shares shall be shares of Class B-1 Common Stock, par value $.01 per share (the “Class B-1 Common Stock”);

813 shares shall be shares of Class B-2 Common Stock, par value $.01 per share (the “Class B-2 Common Stock”);

1,287 shares shall be shares of Class B-3 Common Stock, par value $.01 per share (the “Class B-3 Common Stock”); and

413 shares shall be shares of Class B-4 Common Stock, par value $.01 per share (the “Class B-4 Common Stock”).

The term “Class B Common Stock” shall mean, collectively, Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock. The term “Common Stock” shall mean, collectively, the Class A Common Stock and the Class B Common Stock. The designations, voting powers, optional or other special rights and the qualifications, limitations or restrictions thereof, of the above classes shall be as follows:

DIVISION A

PREFERRED STOCK

The rights, preferences and privileges and qualifications, limitations and restrictions granted to and imposed on the shares of Preferred Stock of the corporation shall be as set forth below in this Division A.

Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations, as the board of directors shall determine. The board of directors is hereby authorized to fix, state and establish, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock, the relative powers, rights, designations, preferences, qualifications, limitations and restrictions of such series in relation to any other series of Preferred Stock at the time outstanding. The board of directors is also expressly authorized to fix the number of shares of each such series, but not below the number of shares thereof then outstanding. The authority of the board of directors with respect to each series of Preferred Stock shall include (without limitation) the determination of the following:

(a) the dividend rate on the shares of such series, whether dividends shall be cumulative, and, if so, from which date or dates, and the rights of priority, if any, with respect to the payment of dividends on the shares of such series relative to other series of Preferred Stock or classes of stock;

(b) whether the shares of such series shall have voting rights (other than the voting rights provided by law) and, if so, the terms and extent of such voting rights;

(c) whether the shares of such series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon the occurrence of such events as the board of directors may prescribe;

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	B-1

APPENDIX B (CONTINUED)

(d) whether the shares of such series shall be subject to redemption by the corporation or at the request of the holder(s) thereof, and, if so, the terms and conditions of any such redemption;

(e) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the rights of priority, if any, with respect to the distribution of assets on the shares of such series relative to other series of Preferred Stock or classes of stock; and

(f) any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the board of directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation, as the same may be amended from time to time.

~~* * * *~~

~~Pursuant to the above stated authority, the board of directors has designated the following series of Preferred Stock:~~

~~SECTION 1. DESIGNATION AND AMOUNT.~~

~~The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 140,000.~~

~~SECTION 2. DIVIDENDS AND DISTRIBUTIONS.~~

~~(a) The holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the board of directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (x) $.01 or (y) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Class A Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Class A Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of~~

~~Series A Junior Participating Preferred Stock. In the event the corporation shall at any time after the date of consummation of the merger of CME Merger Subsidiary Inc. with and into the Exchange (as defined below) (the “Rights Declaration Date”) (i) declare any dividend on Class A Common Stock payable in shares of Class A Common Stock, (ii) subdivide the outstanding Class A Common Stock, or (iii) combine the outstanding Class A Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (y) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.~~

~~(b) The corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph (a) above immediately after it declares a dividend or distribution on the Class A Common Stock (other than a dividend payable in shares of Class A Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Class A Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.~~

~~(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on~~

B-2	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX B (CONTINUED)

~~such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The board of directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.~~

~~SECTION 3. VOTING RIGHTS.~~

~~The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:~~

~~(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the corporation. In the event the corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock payable in shares of Class A Common Stock, (ii) subdivide the outstanding Class A Common Stock, or (iii) combine the outstanding Class A Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.~~

~~(b) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.~~

~~(c) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock)~~

~~with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.~~

~~(ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to Paragraph (c)(iii) of this Section 3 or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that such voting right shall not be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the board of directors as may then exist up to two directors or, if such right is exercised at an annual meeting, to elect two directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.~~

~~(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the board of directors may order, or any shareholder or shareholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the President, any Managing Director or the Secretary of the corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60~~

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	B-3

APPENDIX B (CONTINUED)

~~days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (c)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the shareholders.~~

~~(iv) In any default period, the holders of Common Stock, and other classes of stock of the corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the board of directors may (except as provided in Paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Paragraph (c) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.~~

~~(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the certificate of incorporation or bylaws irrespective of any increase made pursuant to the provisions of Paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or bylaws). Any vacancies in the board of directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.~~

~~(d) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.~~

~~SECTION 4. CERTAIN RESTRICTIONS.~~

~~(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the corporation shall not:~~

~~(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;~~

~~(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;~~

~~(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or~~

~~(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the board of directors) to all holders of such shares upon such terms as the board of directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.~~

~~(b) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless~~

B-4	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX B (CONTINUED)

~~the corporation could, under Paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.~~

~~SECTION 5. REACQUIRED SHARES.~~

~~Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the board of directors, subject to the conditions and restrictions on issuance set forth herein.~~

~~SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.~~

~~(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to 1,000 times the Exercise Price, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Paragraph (c) of this Section 6 to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of both classes of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.~~

~~(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation~~

~~Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of both classes of Common Stock.~~

~~(c) In the event the corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock payable in shares of Class A Common Stock, (ii) subdivide the outstanding Class A Common Stock, or (iii) combine the outstanding Class A Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.~~

~~SECTION 7. CONSOLIDATION, MERGER, ETC.~~

~~In case the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Class A Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Class A Common Stock is changed or exchanged. In the event the corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock payable in shares of Class A Common Stock, (ii) subdivide the outstanding Class A Common Stock, or (iii) combine the outstanding Class A Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.~~

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	B-5

APPENDIX B (CONTINUED)

~~SECTION 8. NO REDEMPTION.~~

~~The shares of Series A Junior Participating Preferred Stock shall not be redeemable.~~

~~SECTION 9. AMENDMENT.~~

~~The Certificate of Incorporation of the corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.~~

~~SECTION 10. FRACTIONAL SHARES.~~

~~Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.~~

~~* * * *~~

DIVISION B

COMMON STOCK

SUBDIVISION 1. GENERAL PROVISIONS

The rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the classes of Common Stock shall be as set forth in this Division B.

SECTION 1. DEFINITIONS.

In addition to the terms defined elsewhere, the following terms shall have the respective meanings set forth below:

“Core Rights” shall mean:

(1) the divisional product allocation rules applicable to each membership class as set forth in the rules of the Exchange;

(2) the trading floor access rights and privileges granted to members of the Exchange;

(3) the number of authorized and issued shares of any class of Class B Common Stock; or

(4) the eligibility requirements for any Person to exercise any of the trading rights or privileges of members in the Exchange.

“Exchange” shall mean Chicago Mercantile Exchange Inc., a subsidiary of the corporation.

“Person” shall mean any individual, corporation, partnership, trust or other entity.

“CBOT” shall mean Board of Trade of the City of Chicago, Inc., a subsidiary of the corporation.

A “Transfer” (and the related term “Transferred”) shall mean any sale, pledge, gift, assignment or other transfer of any ownership in any share of Class B Common Stock.

SECTION 2. GENERAL.

Except as otherwise set forth in this Division B, the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of each class of Common Stock shall be identical in all respects.

SECTION 3. DIVIDENDS.

Subject to the rights of the holders of Preferred Stock, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation or property of the corporation as may be declared thereon by the board of directors from time to time out of assets or funds of the corporation legally available therefore, and shall share equally on a per share basis in all such dividends and other distributions.

SECTION 4. VOTING RIGHTS.

Subject to the rights of holders of Class B Common Stock set forth in this Division B at every meeting of the shareholders of the corporation in connection with the election of Equity Directors (as defined below) and all other matters submitted to a vote of shareholders, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock registered in his or her name on the transfer books of the corporation. Except as otherwise required by law or by this Division B, the holders of each class of Common Stock shall vote together as a single class, subject to any right that may be conferred upon holders of Preferred Stock to vote together with holders of Common Stock on all matters submitted to a vote of shareholders of the corporation.

SECTION 5. LIQUIDATION RIGHTS.

Upon the liquidation, dissolution or winding up of the corporation, holders of Common Stock shall be entitled to receive any amounts available for distribution to holders of Common Stock after the payment of, or provision for, obligations of the corporation and any preferential amounts payable to holders of any outstanding shares of Preferred Stock.

B-6	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX B (CONTINUED)

SUBDIVISION 2. CLASS B COMMON STOCK

In addition to the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation as set forth in Subdivision 1 of this Division B, the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation shall be as set forth in this Subdivision 2 of this Division B.

SECTION 1. SPECIAL VOTING RIGHTS.

In addition to the voting rights set forth in Subdivision 1 of this Division B, the holders of shares of Class B Common Stock shall, subject to Paragraph (c) of this Section 1, have the following additional voting rights:

(a) ELECTION OF CLASS B DIRECTORS. Subject to and in accordance with Article Five, holders of shares of Class B-1 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors (the “Class B-1 Directors”),and each holder of Class B-1 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors (the “Class B-2 Directors”), and each holder of Class B-2 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors (the “Class B-3 Director” and together with the Class B-1 Directors and Class B-2 Directors, the “Class B Directors”), and each holder of Class B-3 Common Stock shall have one vote per share in any such election.

(b) CORE RIGHTS. Any change, amendment or modification of the Core Rights or of the terms of Section 3 of this Subdivision 2 shall be submitted to a vote of the holders of the Class B Common Stock for their consideration and approval. In any such vote, holders of Class B-1 Common Stock shall be entitled to six votes for each share of Class B-1 Common Stock held, holders of Class B-2 Common Stock shall be entitled to two votes for each share of Class B-2 Common Stock held, holders of Class B-3 Common Stock shall be entitled to one vote for each share of Class B-3 Common Stock held and holders of Class B-4 Common Stock shall be entitled to one-sixth of one vote for each share of Class B-4 Common Stock held. Any such change, amendment or modification must be approved by a majority of the aggregate votes cast by the holders of the Class B Common Stock present (in person or by proxy) and voting at the meeting of holders of Class B Common Stock called for the purpose of voting on the proposed change, amendment or modification; provided that holders of at least a majority of the aggregate number of votes entitled to vote on the matter shall be present, in person or by proxy, at such meeting. The absence of a quorum of the holders of Common Stock shall not effect the exercise by the holders of Class B Common Stock of the voting rights granted pursuant to this Paragraph (b).

(c) LIMITATION ON VOTING RIGHTS. Notwithstanding anything to the contrary contained in this Section 1 of this Subdivision 2, for so long as any Person or group of Persons acting in concert beneficially own (as defined below) 15% or more of the outstanding shares of any class of Class B Common Stock, then in any election of directors elected by that class or other exercise of voting rights with respect to Core Rights or with respect to the election or removal of directors elected by that class, such Person or group shall only be entitled to vote (or otherwise exercise voting rights with respect to) a number of shares of that class of Class B Common Stock that constitutes a percentage of the total number of shares of that class of Class B Common Stock then outstanding which is less than or equal to such Person or group’s Entitled Voting Percentage (as defined below). For the purposes hereof, a Person or group’s “Entitled Voting Percentage” at any time shall mean the percentage of the then outstanding shares of Class A Common Stock in the aggregate, beneficially owned by such Person or group at such time. For purposes of this Paragraph (c), a “beneficial owner” of Common Stock includes any Person or group of Persons who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such Common Stock.

SECTION 2. LIMITATION ON OWNERSHIP AND TRANSFER RESTRICTIONS.

(a) Shares of Class B Common Stock may not be Transferred at any time except as follows and subject to the following limitations:

(i) No person may own a share of Class B-1 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of a CME Division membership (“CME Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-1 Common Stock for each CME Membership;

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	B-7

APPENDIX B (CONTINUED)

(ii) No person may own a share of Class B-2 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an International Monetary Market Division membership (“IMM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-2 Common Stock for each IMM Membership;

(iii) No person may own a share of Class B-3 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an Index and Option Market Division membership (“IOM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-3 Common Stock for each IOM Membership;

(iv) No person may own a share of Class B-4 Common Stock unless that person is recognized on the books and records of the Exchange as an owner of a Growth and Emerging Markets Division membership (“GEM Membership”) as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-4 Common Stock for each GEM Membership;

(b) No share of Class B-1 Common Stock may be Transferred other than in connection with the Transfer of a CME Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-1 Common Stock may be Transferred with a CME Membership;

(c) No share of Class B-2 Common Stock may be Transferred other than in connection with the Transfer of an IMM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-2 Common Stock may be Transferred with an IMM Membership;

(d) No share of Class B-3 Common Stock may be Transferred other than in connection with the Transfer of an IOM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-3 Common Stock may be Transferred with an IOM Membership;

(e) No share of Class B-4 Common Stock may be Transferred other than in connection with the Transfer of a GEM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-4 Common Stock may be Transferred with a GEM Membership;

(f) Every certificate for shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock shall bear a legend on its face reading as follows:

“The shares of Common Stock represented by this certificate may not be Transferred to any person in connection with a Transfer that does not meet the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation until the transfer restrictions applicable to the shares represented by this certificate expire, and no person who receives the shares represented by this certificate in connection with a Transfer that does not satisfy the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation prior to such time is entitled to own or to be registered as the record holder of the shares of Common Stock represented by this certificate. Each holder of this certificate, by accepting the certificate, accepts and agrees to all of the foregoing.”

(g) Except as permitted by this Section 2 of this Subdivision 2, any proposed Transfer of shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock or Class B-4 Common Stock shall be void.

SECTION 3. COMMITMENT TO MAINTAIN FLOOR TRADING.

The corporation shall cause the Exchange, (i) as long as an open outcry market is liquid (as defined below), to maintain for such open outcry market a facility for conducting business, for the dissemination of price information, for clearing and delivery and (ii) to provide reasonable financial support (consistent with the calendar year 1999 budget levels established by Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange) for technology, marketing and research for open outcry markets. If an open outcry market is not liquid, as determined by the board of directors, the board may determine, in its sole discretion, whether such obligations will continue, and for how long, in respect of such market. For purposes of this Section, an open outcry market will be deemed “liquid” if it meets any of the following tests on a quarterly basis:

(a) if a comparable exchange-traded product exists, including electronic trading at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the average daily volume of such comparable product (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

B-8	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX B (CONTINUED)

(b) if a comparable exchange-traded product exists and the product trades exclusively by open outcry at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the open interest of such comparable product; or

(c) if no comparable exchange-traded product exists, the open outcry market has maintained at least 40% of the average quarterly volume in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

(d) if no comparable exchange-traded product exists and the product trades exclusively by open outcry, the open outcry market has maintained at least 40% of the average open interest in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange.

ARTICLE FIVE:

(A) Subject to Article Four, Division B, Subdivision 2, Section 1(a) of this Certificate of Incorporation ~~and Article X of the bylaws of the corporation~~, the number of directors that shall constitute the whole board of directors of the corporation shall be fixed exclusively by one or more resolutions adopted by the board of directors of the corporation, which number shall be no more than 33. As of the time of acceptance by the Delaware Secretary of State of the filing of this Fourth ~~Third~~ Amended and Restated Certificate of Incorporation (the “Effective Time”), the board of directors of the corporation shall consist of 30 members, including 24 directors that are not Class B Directors (the “Equity Directors”), three Class B-1 Directors, two Class B-2 Directors and one Class B-3 Director. ~~Until the annual meeting of shareholders to be held in 2012 (the “2012 Annual Meeting”), at least ten Equity Directors shall be CBOT Directors. During the period from the Effective Time to the first business day prior to the 2012 Annual Meeting (i) it shall be a qualification for any director to be nominated or elected by the board of directors to replace any CME Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of the corporation) that such replacement director shall have been designated by the CME Nominating Representatives and (ii) it shall be a qualification for any director to be nominated or elected by the board of directors to replace any CBOT Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of the~~

~~corporation) that such replacement director shall have been designated by the CBOT Nominating Representatives. For purposes of this Certificate of Incorporation, the terms “CME Director,” “CME Nominating Representatives~~,~~” “CBOT Director” and “CBOT Nominating Representatives” shall have the respective meanings set forth in the corporation’s bylaws as in effect at the Effective Time.~~

(B) The board of directors shall remain classified until the 2014 annual meeting of shareholders. Commencing with the 2012 annual meeting of the shareholders of the Corporation, (i) the directors whose terms expire at the 2012 annual meeting of shareholders shall be elected for a two-year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders, (ii) the directors whose terms expire at the 2013 annual meeting of shareholders shall be elected for a one-year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders and (iii) from and after the 2014 annual meeting of shareholders all directors shall be elected annually for terms expiring at the next succeeding annual meeting. ~~The board of directors of the corporation shall be divided into three classes, designated Class I, Class II and Class III. Each class of directors shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors of the corporation. At the first annual meeting of shareholders following the Effective Time, the term of office of the Class II directors shall expire. At the second annual meeting of shareholders following the Effective Time, the term of office of the Class III directors shall expire. At the third annual meeting of shareholders following the Effective Time, the term of office of the Class I directors shall expire.~~

~~(C) At each annual meeting of shareholders, successors to the class of directors whose terms expire at that annual meeting shall be elected for a three-year term.~~

(C~~D~~) A director shall hold office until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors of the Corporation. ~~A director shall hold office until the annual meeting of shareholders for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.~~

(D~~E~~) ~~Subject to the provisions of Article X of the bylaws of the corporation during the Transition Period (as such term is defined in the bylaws in effect as of the Effective Time) and Paragraph (A) of this Article Five, a~~Any vacancy on the board

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	B-9

APPENDIX B (CONTINUED)

of directors of the corporation may be filled by a majority of the board of directors then in office and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor; PROVIDED, HOWEVER, that any vacancy occurring with respect to a Class B-1 Director, a Class B-2 Director or a Class B-3 Director shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election.

(E~~F~~) No person shall be eligible for election as a Class B-1 Director, a Class B-2 Director or a Class B-3 Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of the class of Class B Common Stock entitled to elect such director.

(F~~G~~) Until the 2014 annual meeting of shareholders, ~~A~~any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the shares entitled to elect such person as a director.

~~(H) During the period starting on the Effective Time and ending on the first business day prior to the 2012 Annual Meeting, the corporation shall not amend, modify or repeal, by merger or otherwise, any provision contained in this Article Five or Article Fifteen unless such amendment, modification or repeal is approved by a majority of the board of directors then in office, which majority must include a majority of the CME Directors and a majority of the CBOT Directors.~~

ARTICLE SIX: The board of directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the corporation shares of Preferred Stock, Class A Common Stock or securities of any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the board of directors and set forth in the contracts or instruments that evidence such rights. The authority of the board of directors with respect to such rights shall include, without limitation, determination of the following:

(A) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(B) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the corporation;

(C) Provisions which adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the corporation, a change in ownership of the corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the corporation or any stock of the corporation, and provisions restricting the ability of the corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the corporation under such rights;

(D) Provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(E) Provisions which permit the corporation to redeem or to exchange such rights; and

(F) The appointment of a rights agent with respect to such rights.

ARTICLE SEVEN:

(A) In furtherance of and not in limitation of the powers conferred by law, ~~subject to the provisions of Article X of the bylaws of the corporation,~~ the board of directors is expressly authorized and empowered to adopt, amend or repeal the bylaws; PROVIDED, HOWEVER, that the bylaws may also be altered, amended or repealed by the affirmative vote of the holders of two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class.

(B) Unless and except to the extent that the bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE EIGHT: No shareholder shall have any preemptive right to subscribe to an additional issue of any class or series of the corporation’s capital stock or to any securities of the corporation convertible into such stock.

ARTICLE NINE: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class, shall be required to amend, repeal or adopt any provisions inconsistent with Paragraph (~~G~~F) of Article Five or Articles Six, Nine, Ten, Eleven, Twelve, Thirteen, Fourteen or Fifteen of this Certificate of Incorporation.

ARTICLE TEN: No director of the corporation shall be personally liable to the corporation or its shareholders for

B-10	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX B (CONTINUED)

monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article by the shareholders shall not adversely affect any right or protection of a director of the corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE ELEVEN: The corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; PROVIDED, HOWEVER, that, except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors. The right to indemnification conferred by this Article Eleven shall include the right to be paid by the corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred in this Article Eleven to directors and officers of the corporation.

The rights to indemnification and to the advance of expenses conferred in this Article Eleven shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the bylaws of the corporation, any statute, agreement, vote of shareholders or disinterested directors or otherwise.

Any repeal or modification of this Article Eleven by the shareholders of the corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE TWELVE: In furtherance and not in limitation of the powers conferred by law or in this Certificate of Incorporation,

the board of directors (and any committee of the board of directors) is expressly authorized, to the extent permitted by law, to take such action or actions as the board of directors or such committee may determine to be reasonably necessary or desirable to (A) encourage any person to enter into negotiations with the board of directors and management of the corporation with respect to any transaction which may result in a change in control of the corporation which is proposed or initiated by such Person or (B) contest or oppose any such transaction which the board of directors or such committee determines to be unfair, abusive or otherwise undesirable with respect to the corporation and its business, assets or properties or the shareholders of the corporation, including, without limitation, the adoption of such plans or the issuance of such rights, options, capital stock, notes, debentures or other evidences of indebtedness or other securities of the corporation, which rights, options, capital stock, notes, debentures or other evidences of indebtedness and other securities (i) may be exchangeable for or convertible into cash or other securities on such terms and conditions as may be determined by the board of directors or such committee and (ii) may provide for the treatment of any holder or class of holders thereof designated by the board of directors or any such committee in respect of the terms, conditions, provisions and rights of such securities which is different from, and unequal to, the terms, conditions, provisions and rights applicable to all other holders thereof.

ARTICLE THIRTEEN: No action required to, or which may, be taken at an annual or special meeting of shareholders of the corporation may be taken without a meeting, and the power of the shareholders of the corporation to act by written consent, whether pursuant to Section 228 of the DGCL or otherwise, is specifically denied.

ARTICLE FOURTEEN: Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by this Certificate of Incorporation, may be called by the Chairman of the Board, in his discretion, and shall be called by the Chairman of the Board or the Secretary at the request in writing of a majority of the directors then holding office. Any such written request shall state the purpose or purposes of the proposed meeting.

ARTICLE FIFTEEN: The corporation shall, and shall cause each of the Exchange and CBOT and their respective successors and successors-in-interest to, (i) grant to each holder of a CME Membership and each holder of a Series B-1 membership in CBOT all trading rights and privileges for all new products first made available after the effective time of the merger of CBOT Holdings, Inc. with and into the corporation, pursuant to that certain Agreement and Plan of

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	B-11

APPENDIX B (CONTINUED)

Merger, dated as of October 17, 2006, as amended, among the corporation, CBOT Holdings, Inc. and the CBOT (the “Merger Effective Time”) and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interest; (ii) prohibit the Exchange and any of its successors or successors-in-interest from trading products that, as of the Merger Effective Time, were traded on CBOT’s open outcry exchange system or any electronic trading system maintained by CBOT; and (iii) prohibit CBOT and any of its successors or successors-in-interest from trading products that, as of the

Merger Effective Time, were traded on the Exchange’s open outcry exchange system or any electronic trading system maintained by the Exchange. The board of directors of the corporation shall, and shall cause the Exchange and CBOT to, enforce these requirements. Other members of CBOT shall have such trading rights and privileges for new products first made available after the Merger Effective Time and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interests as determined by the board of directors of the corporation in its sole discretion.

B-12	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX C

CME GROUP INC.

AMENDED AND RESTATED OMNIBUS STOCK PLAN

(Effective ~~June 17, 2009~~May 23, 2012)

ARTICLE 1

EFFECTIVE DATE AND PURPOSE

1.1 Effective Date. The Plan was originally adopted as the Chicago Mercantile Exchange Omnibus Stock Plan effective as of February 7, 2000, and was amended and restated from time to time thereafter and is hereby further amended and restated as of May ~~13, 2009~~23, 2012.

1.2 Purpose of the Plan. The Plan is intended to further the growth and profitability of the Company by increasing incentives and encouraging Share ownership on the part of Employees of the Company and its Subsidiaries. The Plan is intended to permit the grant of Awards that constitute “qualified performance-based compensation” under Section 162(m) of the Code.

ARTICLE 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

2.3 “Award” means, individually or collectively, a grant under the Plan of Non-Qualified Stock Options, Incentive Stock Options, SARs, Stock Awards, Performance Shares, Restricted Stock Units or Performance Stock Units.

2.4 Award Agreement” means the written or electronic agreement or notice setting forth the terms and conditions applicable to an Award.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Bonus Stock” means Shares under a Stock Award which are not subject to a Period of Restriction.

2.7 “Cause” means, except as otherwise specified in a particular Award Agreement or in an employment or similar agreement in effect between the Company or an Affiliate and an Employee (which definition shall govern if in effect), (a) the willful and continued failure (other than a failure resulting from the Participant’s Disability) to substantially perform the duties assigned by the Company, (b) the willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, does not conform to the standard of the Company’s executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to the Company; provided, however, that following a Change of Control, “Cause” means, except as otherwise specified in a particular Award Agreement or in an employment or similar agreement in effect between the Company or an Affiliate and an Employee (which definition shall govern if in effect), (a) the willful and continued failure (other than a failure resulting from the Participant’s Disability) to substantially perform the duties assigned by the Company, (b) the willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including conduct that does not conform to the standard of the Company’s executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to the Company.

2.8 “Change of Control” means, the occurrence of any of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule13d-3 promulgated under the 1934 Act) of 50% or more of either (1) the then outstanding Class A Shares (the “Outstanding Class A Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (a) the following acquisitions shall not constitute, or be deemed to cause, a Change of Control: (i) any increase in such percentage ownership of a Person to 50% or more resulting solely from any acquisition of shares directly from the Company or any acquisition of shares by the Company; provided, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 1% or more (measured as of the date of each such subsequent acquisition) to such Person’s beneficial ownership of Outstanding Class A Common Stock or Outstanding Company Voting Securities shall be deemed to constitute a Change of Control, (ii) any acquisition by any

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	C-1

APPENDIX C (CONTINUED)

employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of paragraph (c) below or (iv) any acquisition by an underwriter holding securities for an offering of such securities; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then Outstanding Class A Common Stock and Outstanding Company Voting Securities, immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Class A Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business

Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) individuals who were on the Incumbent Board continue to constitute at least a majority of the members of the board of directors of the corporation resulting from the Business Combination; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code (and to the extent necessary to comply with Section 409A of the Code) a Change of Control shall not be deemed to occur unless it qualifies as a change in ownership or effective control of the Company for purposes of Section 409A of the Code.

2.9 “Class A Shares” means shares of the Company’s Class A common stock, $.01 par value.

2.10 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.11 “Committee” means the Compensation Committee of the Board of Directors appointed (pursuant to Section 3.1) to administer the Plan.

2.12 “Company” means CME Group Inc. (formerly Chicago Mercantile Exchange Holdings Inc.), a Delaware corporation, or any successor thereto.

2.13 “Director” means any individual who is a member of the Board.

2.14 “Disability” means disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

C-2	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX C (CONTINUED)

2.15 “Dividend Equivalent Right” means the right to receive an amount as set forth in Section 10.13, which is determined by multiplying the number of Shares subject to the applicable Award by the per-Share cash dividend, or the per-Share Fair Market Value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on Shares.

2.1~~5~~6 “Employee” means an employee of the Company, its subsidiaries, or an Affiliate designated by the Board or the Committee (collectively “an Employer”). “Employee” does not include an individual who is not contemporaneously classified as an Employee for purposes of an Employer’s payroll system. In the event any such individual is reclassified as an Employee for any purpose, including, without limitation, any government agency or as a result of any private lawsuit, action, or administrative proceeding, such individual will, notwithstanding such reclassification, remain ineligible for participation hereunder and will not be considered an Employee for purposes of this Plan. In addition to and not in derogation of the foregoing, the exclusive means for an individual who is not contemporaneously classified as an Employee of an Employer on an Employer’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan which specifically renders such individual eligible for participation hereunder.

2.1~~6~~7 “Exercise Price” means the price at which a Share subject to an Option may be purchased pursuant to the exercise of the Option or the base price at which an SAR may be exercised with respect to a Share, as applicable.

2.1~~7~~8 “Fair Market Value” means, (i) the closing sales price per Share on such date, as reported by the Composite Transactions reporting system or if not so reported, as reported by the NASDAQ Global Select Market or (ii) in the event the Shares are not traded on such date, the closing price per Share, as so reported on the immediately preceding date on which trading occurred, or if not so reported, as reported by any national securities exchange on which the Shares are listed.

2.1~~8~~9 “Fiscal Year” means the fiscal year of the Company.

2.~~19~~20 “Grant Date” means, with respect to an Award, the date that the Award is granted.

2.2~~0~~1 “Incentive Stock Option” means an Option that is designated as an Incentive Stock Option and is intended by the Committee to meet the requirements of Section 422 of the Code.

2.2~~1~~2 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.2~~2~~3 “Option” means an option to purchase Shares which is granted by the Committee pursuant to Article 5.

2.2~~3~~4 “Participant” means an individual with respect to whom an Award has been granted and remains outstanding.

2.2~~4~~5 “Performance Goals” means such criteria and objectives as may be established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an Option or SAR, (ii) as a condition to the grant of an Award, or (iii) during the applicable Performance Period or Period of Restriction, as a condition to the Participant’s receipt of the Shares subject to a Restricted Stock Award, the receipt of Shares, cash or any combination thereof subject to a Performance Stock Unit Award or, in the case of a Performance Share Award, of the Shares subject to such Award and/or the payment with respect to such Award. In the case of an Award that is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, such Performance Goals may include any or all of the following or any combination thereof:

(a) Annual daily volume growth or revenue growth;

(b) Cash earnings growth per Share;

(c) Cash earnings;

(d) Customer satisfaction;

(e) Earnings before or after taxes, interest, depreciation, and/or amortization;

(f) Earnings per Share;

(g) Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(h) Expense reductions;

(i) Expense targets;

(j) Free cash flow, cash flow return on equity, and cash flow return on investment;

(k) Gross or operating margins;

(l) Margins;

(m) Market share;

(n) Net earnings or net income (before or after taxes);

(o) Operating efficiency;

(p) Operating expenses;

(q) Productivity ratios;

(r) Return on assets;

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	C-3

APPENDIX C (CONTINUED)

(s) Return on equity;

(t) Return on investment;

(u) Share price (including, but not limited to, growth measures, total shareholder return and relative total shareholder return); and

(v) Working capital targets and change in working capital;

~~gross margin, operating margin, revenue growth, free cash flow, cash earnings, operating expenses, expense reductions, operations efficiency, operating cash flow, earnings per share, economic value added, cash-flow return on investment, net income, total shareholder return, return on investment, return on equity, return on assets, the attainment by a Share of a specified Fair Market Value for a specified period of time, an increase in the Fair Market Value of a Share,~~

or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Goals may relate to the performance of the Company, an Affiliate, any portion of the business, product line, or any combination thereof, relative to an individual Share (e.g., on a per Share basis), a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. If the Committee desires that compensation payable pursuant to any Award subject to Performance Goals be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Goals (i) shall be established by the Committee no later than the end of the first 90 days of the Performance Period or Period of Restriction, as applicable (or such other time prescribed by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed by Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Goals be stated in terms of an objective formula or standard.

2.2~~5~~6 “Performance Period” means the period designated by the Committee during which the Performance Goals applicable to an Award shall be measured.

2.2~~6~~7 “Performance Share” means a right, contingent upon the attainment of specified Performance Goals within a specified Performance Period, to receive one Share, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Share in cash.

2.2~~7~~8 “Performance Stock Unit” means the right to receive cash or shares in the future subject to the satisfaction of performance targets, which may include Performance Goals.

2.2~~8~~9 “Period of Restriction” means the period during which Restricted Stock is subject to forfeiture and/or restrictions on transferability.

2.~~29~~30 “Plan” means this CME Group Inc. Amended and Restated Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

2.3~~0~~1 “Restricted Stock Unit” means the right to receive cash or shares in the future subject to the satisfaction of conditions related to continued employment or service.

2.3~~1~~2 “Restricted Stock” means Shares under a Stock Award which are subject to a Period of Restriction.

2.3~~2~~3 “Retirement” means a Participant’s Termination of Service (other than for Cause) on or after attaining his or her “normal retirement date” as defined in the Pension Plan for Employees of Chicago Mercantile Exchange Inc. (whether or not such Participant participates in such plan).

2.3~~3~~4 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

2.3~~4~~5 “Share” means a share of any class, and of any series within a class, of the Company’s common stock.

2.3~~5~~6 “Stock Appreciation Right” or “SAR” means an Award, granted alone, in reference to or in tandem with a related Option, which pursuant to Article 6 is designated by the Committee as an SAR.

2.3~~6~~7 “Stock Award” means an Award of Restricted Stock or Bonus Stock.

2.3~~7~~8 “Ten Percent Holder” means an Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) who, at the time an Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code).

2.3~~8~~9 “Termination of Service” means a “separation from service” within the meaning of Section 409A of the Code. For this purpose, a Termination of Service includes, but not by way of limitation, a termination by resignation, discharge with or without Cause, death, Disability, or Retirement, but excludes any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

ARTICLE 3

ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. It is intended that each member of the Committee

C-4	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX C (CONTINUED)

shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “outside director” under Section 162(m) of the Code and (c) an “independent director” under the listing standards applicable to the Company. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

3.2 Authority and Action of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to

(a) determine which Employees shall be eligible to receive Awards and to grant Awards,

(b) prescribe the form, amount, timing and other terms and conditions of each Award,

(c) interpret the Plan and the Award Agreements,

(d) adopt such procedures as it deems necessary or appropriate to permit participation in the Plan by eligible Employees,

(e) adopt such rules as it deems necessary or appropriate for the administration, interpretation and application of the Plan, and

(f) interpret, amend or revoke any such procedures or rules.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may, consistent with law, delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power with respect to (a) any officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the 1934 Act or decisions concerning the timing, pricing or amount of an award to such an officer or person or (b) any Award that is intended to satisfy the requirements applicable to “qualified performance-based compensation” under section 162(m) of the Code. Provided that any such authorization shall set forth the total number of Shares and/or Awards such Director(s) and/or officer(s) may grant, and the Director(s) and/or officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

3.4 Decisions Binding. All determinations, decisions and interpretations by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

ARTICLE 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, 8,045,975 Shares shall be available for grants of Awards under the Plan. The maximum number of Shares with respect to which Awards may be granted during any Fiscal Year to any person shall be 250,000, subject to adjustment as provided in Section 4.3. The maximum number of shares which may be granted under the Plan pursuant to Incentive Stock Options is 200,000. Shares awarded under the Plan may be either authorized but unissued Shares, authorized and issued Shares reacquired and held as treasury Shares or a combination thereof.

4.2 Share Usage and Lapsed Awards. To the extent that Shares subject to an outstanding Option (except to the extent Shares are issued or delivered by the Company in connection with the exercise of a tandem SAR) or other Award are not issued or delivered by reason of the expiration, cancellation, forfeiture or other termination of such Award or by reason of the delivery or withholding of Shares to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Shares shall again be available under this Plan.

4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, extraordinary cash dividend, split-up, Share combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number, class and series of securities available under the Plan, the number, class, series and purchase price of securities subject to outstanding Awards, and the numerical limits of Section 4.1 in such manner as the Committee in its sole discretion shall determine to be appropriate to prevent the dilution or diminution of such Awards. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an outstanding Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	C-5

APPENDIX C (CONTINUED)

(B) the Exercise Price, if any, of such Award, provided that such payment may be accomplished in compliance with the provisions of Section 409A of the Code.

ARTICLE 5

STOCK OPTIONS

5.1 Grant of Options. Subject to the provisions of the Plan, Options may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion. An Award of Options may include Incentive Stock Options, Non-Qualified Stock Options, or a combination thereof; provided, that no Awards of Options shall be granted more than ten years after the date this amendment and restatement of the Plan is approved by the Company’s stockholders.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number, class and, if applicable, series of Shares to which the Option pertains (provided that Incentive Stock Options may be granted only with respect to Class A Shares), any conditions to the exercise of all or a portion of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount established by the Code, such Options shall constitute Non-Qualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.

5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price with respect to Shares subject to an Option shall be determined by the Committee in its sole discretion.

5.3.1. Non-Qualified Stock Options. In the case of a Non-Qualified Stock Option, the Exercise Price may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion.

5.3.2. Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that the Exercise Price with respect to a Ten Percent Shareholder shall not be less than one hundred-ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.4 Expiration of Options.

5.4.1. Expiration Dates. Each Option shall terminate not later than the expiration date specified in the Award Agreement pertaining to such Option; provided, however, that the expiration date shall not be later than the tenth anniversary of its Grant Date and the expiration date with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be later than the fifth anniversary of its Grant Date.

5.4.2. Termination of Service. Unless otherwise specified in the Award Agreement pertaining to an Option or provided by the Committee, each Option granted to a Participant shall terminate no later than the first to occur of the following events:

(a) The expiration of ninety (90) days from the date of the Participant’s Termination of Service for any reason other than the Participant’s death, Disability, Retirement or Termination of Service for Cause;

(b) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability or Retirement (provided, that the portion of any Incentive Stock Option exercised more than three months after such Termination of Service shall be deemed a Non-Qualified Option);

(c) The date of the Participant’s Termination of Service for Cause; or

(d) The expiration date specified in the Award Agreement pertaining to such Option.

5.4.3. Death of Employee. Unless otherwise specified in the Award Agreement pertaining to an Option, if a Participant to whom an Option has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such Option, such Option shall become exercisable in full upon the Participant’s death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such Option.

5.5 Exercisability of Options. Subject to Section 5.4, Options granted under the Plan shall be exercisable at such times, and shall be subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

C-6	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX C (CONTINUED)

5.6 Method of Exercise. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price with respect to each such Share. The Exercise Price shall be payable to the Company in full in cash or its equivalent (including, but not limited to, by means of, a broker-assisted cashless exercise). The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price of the Shares with respect to which the Option is to be exercised, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares with respect to which the Option is exercised, the Company shall deliver to the Participant Shares (which may be in book entry or certificate form) for such Shares with respect to which the Option is exercised.

5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the provisions of the Plan, SARs may be granted to such Employees at such times, and subject to such terms and conditions, as shall be determined by the Committee in its sole discretion; provided, that any tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.

6.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that SARs may be granted only with respect to Class A Shares. Without limiting the foregoing, the Exercise Price with respect to Shares subject to an SAR may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion; provided, that the Exercise Price with respect to Shares subject to a tandem SAR shall be the same as the Exercise Price with respect to the Shares subject to the related Option.

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.4 Expiration of SARs

6.4.1. Expiration Dates. Each SAR shall terminate not later than as of the expiration date specified in the Award Agreement pertaining to such SAR; provided, however, that the expiration date with respect to a tandem SAR shall not be later than expiration date of the related Option.

6.4.2. Termination of Service. Unless otherwise specified in the Award Agreement pertaining to an SAR, each SAR granted to a Participant shall terminate no later than the first to occur of the following events:

(a) The expiration of ninety (90) days from the date of the Participant’s Termination of Service for any reason other than the Participant’s death, Disability, Retirement or Termination of Service for Cause;

(b) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability or Retirement;

(c) The date of the Participant’s Termination of Service for Cause; or

(d) The expiration date specified in the Award Agreement pertaining to such SAR.

6.4.3. Death of Employee. Unless otherwise specified in the Award Agreement pertaining to an SAR, if a Participant to whom an SAR has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such SAR, such SAR shall become exercisable in full upon the Participant’s death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such SAR.

6.5 Payment of SAR Amount. An SAR may be exercised (a) by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee) setting forth the number of whole SARs which are being exercised, (b) in the case of a tandem SAR, by surrendering to the Company any Options which are cancelled by reason of the exercise of such SAR, and (c) by executing such documents as the Company may reasonably request. Upon exercise of an SAR, the

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	C-7

APPENDIX C (CONTINUED)

Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The amount by which the Fair Market Value of a Share on the date of exercise exceeds the Exercise Price specified in the Award Agreement pertaining to such SAR; times

(ii) The number of Shares with respect to which the SAR is exercised.

6.6 Payment Upon Exercise of SAR. Unless otherwise specified in the Award Agreement pertaining to an SAR, payment to a Participant upon the exercise of the SAR may be made, as determined by the Committee in its sole discretion, either (a) in cash, (b) in Shares with a Fair Market Value equal to the amount of the payment or (c) in a combination thereof.

ARTICLE 7

STOCK AWARDS

7.1 Grant of Stock Awards. Subject to the provisions of the Plan, Stock Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Stock Awards may be granted only with respect to Class A Shares. The Award Agreement pertaining to a Stock Award shall specify whether it is a Restricted Stock Award or a Bonus Stock Award.

7.2 Stock Award Agreement. Each Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares granted, any price to be paid for the Shares, the Performance Goals (if any) and Period of Restriction applicable to a Restricted Stock Award and such other terms and conditions as the Committee, in its sole discretion, shall determine. Bonus Stock Awards are not required to be subject to any Period of Restriction.

7.3 Transferability/Delivery of Shares. Shares subject to an Award of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during a Period of Restriction. During the Period of Restriction, a Restricted Stock Award may be registered in the holder’s name or a nominee name at the discretion of the Company and may bear a legend as described in Section 7.4.3. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent during the applicable Period of Restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or in part. Upon the grant of a Bonus Stock Award, subject to the

Company’s right to require payment of any taxes, the Company shall deliver to Participant the requisite number of Shares (which may be in book entry or certificate form).

7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares subject to an Award of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1. General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2. Section 162(m) Performance Restrictions. In the case of Awards of Restricted Stock which are intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code, the Committee shall set restrictions based upon the achievement of Performance Goals.

7.4.3. Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock during the Period of Restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the CME Group Inc. Amended and Restated Omnibus Stock Plan (the “Plan”) and in an Award Agreement (as defined by the Plan). A copy of the Plan and such Award Agreement may be obtained from the Secretary of CME Group Inc.”

7.5 Removal of Restrictions. Shares of Restricted Stock covered by a Restricted Stock Award made under the Plan shall be released from escrow as soon as practicable after the termination of the Period of Restriction (and the satisfaction or attainment of any applicable Performance Goals) and, subject to the Company’s right to require payment of any taxes, the Company shall deliver to Participant the requisite number of Shares (which may be in book entry or certificate form).

7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

~~7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all ordinary dividends and other~~

C-8	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX C (CONTINUED)

~~distributions paid with respect to such Shares unless otherwise provided in the Award Agreement; provided, however, that Participants holding Shares of Restricted Stock subject to the achievement of Performance Goals may not receive dividends or other distributions until the Committee determines that Performance Goals have been satisfied. If any such dividends or distributions are paid in Shares, the Shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. The Committee shall have the discretion to determine the treatment of any extraordinary dividends; provided, however, that Participants holding Shares of Restricted Stock subject to the achievement of Performance Goals may not receive any extraordinary dividends until the Committee determines that such Performance Goals have been satisfied. Any delayed dividend or distribution shall be paid in a manner which complies with the requirements of Section 409A of the Code.~~

7.~~8~~7 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for Awards under the Plan.

7.~~9~~8 Termination of Service.

7.~~9~~8.1. Disability and Death. Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant’s Termination of Service by reason of Disability or death, the Period of Restriction shall terminate as of such date, and all Performance Goals shall be deemed to have been satisfied at the target level.

7.~~9~~8.2. Other Termination of Service. Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant’s Termination of Service for any reason other than Disability or death, the portion of such Award which is subject to a Period of Restriction on such date shall be forfeited by the Participant and canceled by the Company.

ARTICLE 8

PERFORMANCE SHARE AWARDS

8.1 Performance Share Awards. Subject to the provisions of the Plan, Performance Share Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Performance Share Awards may be granted only with respect to Class A Shares.

8.2 Terms of Performance Share Award Agreement.

8.2.1. Number of Performance Shares and Performance Goals. The Award Agreement pertaining to a Performance Share

Award shall specify the number of Performance Shares subject to the Award and the Performance Goals and the Performance Period.

8.2.2. Vesting and Forfeiture. The Award Agreement pertaining to a Performance Share Award shall specify, in the Committee’s discretion and subject to the terms of the Plan, for the vesting of such Award if specified Performance Goals are satisfied or met during the Performance Period, and for the forfeiture of all or a portion of such Award if specified Performance Goals are not satisfied or met during the Performance Period.

8.2.3. Settlement of Vested Performance Share Awards. The Award Agreement pertaining to a Performance Share Award (i) shall specify whether such Award may be settled in Shares (including Shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, ~~dividend equivalents~~Dividend Equivalent Rights~~, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of Shares subject to such Award~~. If a Performance Share Award is settled in Shares of Restricted Stock, a certificate or certificates or book entry record representing such Restricted Stock shall be issued, and the Participant shall have such rights of a stockholder of the Company as determined pursuant to Section 7.6 and 10.13~~7.7~~. Prior to the settlement of a Performance Share Award in Shares, including Restricted Stock, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Award. Settlement of a Performance Share Award shall occur within 30 days after the date the Performance Goals underlying such Award have been attained or are deemed to have been attained pursuant to Section 8.3.1. Notwithstanding any provision herein to the contrary, to the extent necessary to avoid adverse tax consequences to a Participant who is a “specified employee” under Section 409A of the Code, settlement of a Performance Share Award shall not be made until after the expiration of the six-month period commencing on the Participant’s Termination of Service.

8.3 Termination of Service.

8.3.1. Disability and Death. Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant’s Termination of Service by reason of Disability or death, all Performance Goals shall be deemed to have been satisfied at the target level with respect to such Performance Share Award. In the case of an Award that is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, the

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	C-9

APPENDIX C (CONTINUED)

preceding sentence shall apply solely with respect to a Termination of Service by reason of Disability or death.

8.3.2. Other Termination of Service. Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant’s Termination of Service for any reason other than Disability or death, the portion of such Award which is subject to outstanding Performance Goals on such date shall be forfeited by the Participant and canceled by the Company.

ARTICLE 9

RESTRICTED STOCK UNIT AND PERFORMANCE STOCK UNIT AWARDS

9.1 Grant of Restricted Stock Unit and Performance Stock Unit Awards. Subject to the provisions of the Plan, Restricted Stock Unit and Performance Stock Unit Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Performance Stock Unit Awards may be granted only with respect to Class A Shares.

9.2 Terms of Restricted Stock Unit and Performance Stock Unit Award Agreement.

9.2.1. Number of Shares and Performance Goals. The Award Agreement pertaining to a Restricted Stock Unit or Performance Stock Unit Award shall specify the number of Shares subject to the Award and, in the case of Performance Stock Units, the performance metrics (which may include Performance Goals) and the Performance Period.

9.2.2. Vesting and Forfeiture. The Award Agreement pertaining to a Restricted Stock Unit or Performance Stock Unit Award shall specify, in the Committee’s discretion and subject to the terms of the Plan, for the vesting of such Award if the Participant’s employment or service continues for a specified period (in the case of a Restricted Stock Unit) or if specified Performance Goals are satisfied or met during the Performance Period (with respect to a Performance Stock Unit), and for the forfeiture of all or a portion of such Award if specified vesting criteria are not satisfied or met.

9.2.3. Settlement of Vested Restricted Stock Unit or Performance Stock Unit Award. The Award Agreement pertaining to a Restricted Stock Unit or Performance Stock Unit Award (i) shall specify whether such Award may be settled in Shares or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, ~~dividend equivalents~~Dividend Equivalent Rights~~, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of Shares subject to such Award~~. Prior to the settlement of a Restricted Stock Unit or Performance

Stock Unit Award in Shares, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Award. Settlement of a Performance Stock Unit Award shall occur within 30 days after the date the Performance Goals underlying such Award have been attained. Notwithstanding any provision herein to the contrary, to the extent necessary to avoid adverse tax consequences to a Participant who is a “specified employee” under Section 409A of the Code, settlement of a Restricted Stock Unit or Performance Stock Unit Award shall not be made until after the expiration of the six-month period commencing on the Participant’s Termination of Service.

9.3 Termination of Service. The treatment of Restricted Stock Unit or Performance Stock Unit Awards upon the Participant’s Termination of Service shall be set forth in the applicable Award Agreement. If such treatment is not set forth in the applicable Award Agreement, upon the Participant’s Termination of Service for any reason, the portion of such Award which is unvested on such date shall be forfeited by the Participant and canceled by the Company.

ARTICLE 10

MISCELLANEOUS

10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and Affiliates is on an at-will basis only.

10.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any good faith action taken or good faith failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

C-10	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX C (CONTINUED)

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

10.5 Beneficiary Designations. A Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. For purposes of this section, a beneficiary may include a designated trust having as its primary beneficiary a family member of a Participant. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

10.6 Nontransferability of Awards. Unless otherwise determined by the Committee with respect to an Award other than an Incentive Stock Option, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant and may be exercised only by the Participant or the Participant’s legal representative.

10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary). Any delivery of Shares hereunder may be in book entry or certificate form, as determined by the Committee or its delegate, in its discretion.

10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct (including, but not limited to, deduction through a broker-assisted cashless exercise) or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including, but not limited to, the Participant’s FICA and SDI obligations) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant’s Award may, in the Committee’s discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the minimum tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.

10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion and shall be done in a manner ~~so as~~ expected not to result in taxation under Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Code Section 409A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

10.11 Change of Control. (a)(1) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraphs (c) or (d) of Section 2.8 in connection with which the holders of Shares receive shares of common stock that are registered under Section 12 of the 1934 Act, (i) all outstanding Options and SARs shall immediately become exercisable in full, (ii) the Period of Restriction applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Goals applicable to any outstanding award shall

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	C-11

APPENDIX C (CONTINUED)

be deemed to be satisfied at the greater of actual performance at the time of the Change of Control or the target ~~maximum~~ level and (v) there shall be substituted for each Share available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change of Control. In the event of any such substitution, the purchase price per share in the case of an Option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price.

(2) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraph (a) or (b) of Section 2.8, or in the event of a Change of Control pursuant to paragraph (c) or (d) of Section 2.8 in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the 1934 Act, each outstanding Award shall be surrendered to the Company by the holder thereof, and each such Award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change of Control (or such later date as may be required for compliance with Section 409A of the Code), a cash payment from the Company in an amount equal to (i) in the case of an Option, the number of Shares then subject to such Option, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the purchase price per Share subject to the Option, (ii) in the case of an SAR other than a tandem SAR, the number of Shares then subject to such SAR, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of Shares or the number of Performance Shares, as the case may be, then subject to such Award, multiplied by the greater of (A) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change of Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change of Control. Notwithstanding the foregoing, in the event of a Change in Control that does not constitute a “change in control event” as defined for purposes of Section 409A of the Code, the payment with respect to Performance Shares described in clause (iii) of the preceding sentence shall not be paid until the time prescribed in Section 8.2.3 or 9.2.3, as applicable.

In the event of a Change of Control, each tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related Option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

10.12 Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares delivered pursuant to any Award made hereunder bear a legend in indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

10.13 Dividend Equivalents Rights. Any Participant selected by the Committee may be granted Dividend Equivalent Rights based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, if any Award for which Dividend Equivalent Rights have been granted has its vesting or grant dependent upon the achievement of one or more Performance Measures, then the Dividend Equivalent Rights shall accrue and only be paid to the extent the Award becomes vested. Under no circumstances may Dividend Equivalent Rights be granted for any Option or SAR.

10.14 No Representations or Warranties Regarding Tax Affect. Notwithstanding any provision of the Plan to the contrary, the Company and its Affiliates, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder

C-12	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX C (CONTINUED)

(individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

ARTICLE 11

AMENDMENT, TERMINATION AND DURATION

11.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and section 422 of the Code; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without stockholder approval, no such amendment, alternation, suspension, discontinuation or termination shall be made that, absent such stockholder approval:

•	violates the rules or regulations of any securities listing exchange applicable to the Company;

•	increases the number of shares authorized under the Plan as specified in Section 4.1 of the Plan (other than pursuant to adjustments made under Article 4);

•	increases the number of shares subject to the limitations contained in Section 4.1 (other than pursuant to adjustments made under Article 4);

•	permits the Award of Options or SARs at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or SAR;

•	permits the repricing of Options or SARs, as prohibited by Article 12 of the Plan; or

•	expands the classes or categories of persons eligible to receive Awards under the Plan.

The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

11.2 Duration of the Plan. The Plan shall, subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), terminate on June 30, ~~2012~~, 2022, unless earlier terminated by the Board. The termination of the Plan shall not affect any Awards granted prior to the termination of the Plan.

ARTICLE 12

PROHIBITION ON REPRICING

12.1 Prohibition on Repricing. Except as provided in Section 4.3 of the Plan, no Option or SAR may be amended to reduce its initial exercise or grant price and no Option or SAR shall be cancelled in exchange for cash, other Awards or replaced with Options or SARs having a lower exercise or grant price, without the approval of the stockholders of the Company.

ARTICLE 13

LEGAL CONSTRUCTION

13.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

13.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.4 Section 409A. The Plan is intended to comply with Section 409A of the Code and the interpretative guidance thereunder and shall at all times be interpreted and administered in accordance with such intent. To the extent that any provision of the Plan violates Section 409A, such provision shall be automatically reformed, if possible, to comply with Section 409A or stricken from the Plan. If an operational failure occurs with respect to Section 409A requirements, any affected Participant shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the Internal Revenue Service. No provision of the Plan shall be interpreted to transfer any liability for a failure to comply with Section 409A from a Participant or any other individual to the Company.

13.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

13.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	C-13

APPENDIX D

AMENDED AND RESTATED

~~CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.~~

CME GROUP INC.

EMPLOYEE STOCK PURCHASE PLAN

(amended and restated as of ~~April 26, 2007~~May 23, 2012)

1. Effective Date. The CME Group Inc. Employee Stock Purchase Plan (the “Plan”) was originally adopted as the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan effective as of April 27, 2005, and was amended and restated from time to time thereafter and is hereby further amended and restated as of May 23, 2012.

~~1~~2. Purpose. ~~The Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan (the “Plan”)~~The Plan is established for the benefit of employees of ~~Chicago Mercantile Exchange Holdings Inc.~~CME Group Inc. (the “Company”) and its Designated Subsidiaries. The Plan is intended to provide the employees of the Company and its Designated Subsidiaries with an opportunity to purchase shares of Class A common stock of the Company (the “Shares”). It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.

2. Definitions.

a. “Board” shall mean the Board of Directors of the Company.

b. “Change in Capitalization” shall mean any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination, or other similar change in the corporate structure of the Company affecting the Shares.

c. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

d. “Committee” shall mean the Compensation Committee or any other committee of members of the Board appointed by the Board to administer the Plan and to perform the functions of the Committee as set forth herein.

e. “Company” shall mean ~~Chicago Mercantile Exchange Holdings Inc.~~CME Group Inc., a Delaware corporation, and any successor corporation.

f. “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Employee’s Employer, if such leave is for a continuous period of not more than three months or if re-employment upon the expiration of such leave is guaranteed by contract or statute.

g. “Designated Subsidiaries” shall mean the Subsidiaries of the Company which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan, which may include corporations which become subsidiaries of the Company after the adoption of the Plan.

h. “Employee” shall mean any person, including an officer, who is an employee of the Company or a Designated Subsidiary of the Company; provided, however, that an Employee shall not include any individual whose customary period of employment is for five months or less in any calendar year or whose customary employment is 20 hours or less per week.

i. “Employer” shall mean, as to any particular Employee, the corporation which employs such Employee, whether it is the Company or a Designated Subsidiary of the Company.

j. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

k. “Exercise Date” shall mean the Trading Day that occurs on or immediately following the six month anniversary of the Offering Date at the commencement of the Purchase Period, except as the Committee may otherwise provide.

l. “Fair Market Value” per Share as of a particular date shall mean (i) the closing sales price per Share on such date, as reported by the Composite Transactions reporting system or if not so reported, as reported by the New York Stock Exchange or (ii) in the event the Shares are not traded on such date, the closing price per Share, as so reported on the immediately preceding date on which trading occurred, or if not so reported, as reported by any national securities exchange on which the Shares are listed.

m. “Offering Date” shall mean the first Trading Day of each Purchase Period of the Plan. The Offering Date of a Purchase Period is the grant date for the options offered in such Purchase Period.

n. “Participant” shall mean an Employee who participates in the Plan.

o. “Plan” shall mean the ~~Chicago Mercantile Exchange Holdings Inc.~~CME Group Inc. Employee Stock Purchase Plan, as amended from time to time.

p. “Purchase Period” shall mean each approximately six-month period commencing on the Trading Day next following the last previous Exercise Date and ending on the

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	D-1

APPENDIX D (CONTINUED)

Trading Day that occurs on or immediately following the six month anniversary of the commencement of the Purchase Period.

q. “Shares” shall mean shares of the Class A common stock of the Company.

r. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

s. “Trading Day” shall mean a day on which the New York Stock Exchange is open for trading.

3. Eligibility.

a. Subject to the requirements of Section 3.b. hereof, any person who is an Employee as of an Offering Date shall be eligible to participate in the Plan and be granted an option for the Purchase Period commencing on such Offering Date. Notwithstanding the foregoing, the Committee may, in its discretion and to the extent permissible under Section 423 of the Code, exclude all or a portion of Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code from participation in the Plan.

b. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if, immediately after the grant, (i) such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company, or (ii) such Employee’s right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary of the Company would accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. Any amounts received from an Employee which cannot be used to purchase Shares as a result of this limitation will be returned as soon as possible to the Employee without interest.

4. Purchase Periods; Duration of Plan. The Plan shall be implemented by a series of consecutive Purchase Periods.

The Plan shall continue until terminated in accordance with Section 18 hereof. Subject to Section 18 hereof, the Committee shall have the power to change the duration and/or the frequency of Purchase Periods with respect to future offerings. In no event, however, shall any option granted hereunder be exercisable more than 27 months from its date of grant.

5. Grant of Option; Participation; Price.

a. On each Offering Date the Company shall commence an offering by granting each eligible Employee who has elected to become a Participant an option to purchase Shares, subject to the limitations set forth in Sections 3.b. and 11 hereof. Each option so granted shall be exercisable for the number of Shares described in Section 7 hereof and shall be exercisable only on the Exercise Date.

b. Each eligible Employee may elect to become a Participant in the Plan with respect to a Purchase Period by filing a subscription agreement with his or her Employer authorizing payroll deductions in accordance with Section 6 hereof and filing it with the Company or the Employer in accordance with the form’s instructions at least ten (10) business days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Committee for all Employees with respect to a given offering. Such authorization will remain in effect for subsequent Purchase Periods, until modified or terminated by the Participant by giving written notice to his or her Employer prior to the next occurring Exercise Date.

c. The option price per share shall be 90% of the Fair Market Value of a Share on the Exercise Date.

6. Payroll Deductions.

a. Subject to the provisions hereof, a Participant may, in accordance with rules and procedures adopted by the Committee, authorize a payroll deduction of any whole percentage from one percent to ten percent of such Participant’s base salary each pay period (the permissible range within such percentages to be determined by the Committee from time to time). A Participant may increase or decrease such payroll deduction (including a cessation of payroll deductions) at any time, by filing a new authorization form with his or her Employer. All payroll deductions made by a Participant shall be credited to such Participant’s bookkeeping account under the Plan. Notwithstanding anything to the contrary set forth herein, in no event shall the amount of a Participant’s payroll deductions used to purchase Shares hereunder for any Purchase Period exceed ten percent of the Participant’s annual base salary paid during the Purchase Period, measured based on the annual base salary

D-2	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX D (CONTINUED)

at the rate in effect on January 1 (or the date of hire, if later) of the year in which the Purchase period commences.

b. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.b. hereof, a Participant’s payroll deductions shall be decreased to 0% at any time during a Purchase Period. Payroll deductions shall automatically recommence at the rate provided in such Participant’s subscription agreement (prior to the reduction) at the start of the first Purchase Period commencing in the following calendar year.

c. A Participant may withdraw from the Plan as provided in Section 9, which will terminate his or her payroll deductions for the Purchase Period in which such withdrawal occurs. The Committee may, in its discretion, limit the number of rate changes by Participants during a Purchase Period. A change in rate shall be effective as of the next practicable payroll period following the date of filing of the new subscription agreement.

7. Exercise of Option.

a. Unless a Participant withdraws from the Plan as provided in Section 9 hereof, or unless the Committee otherwise provides, such Participant’s election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares (excluding any fractional Share) subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions credited to the Participant’s account under the Plan.

b. Any cash balance remaining in a Participant’s account after an Exercise Date will be carried forward to the Participant’s account for the purchase of Shares on the next Exercise Date if the Participant does not elect to cease to participate in the Plan. A Participant who has elected to cease participation in the Plan will receive a cash payment equal to the cash balance of his or her account.

8. Delivery of Shares. As promptly as practicable after each Exercise Date, the number of full Shares purchased by each Participant shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Unless otherwise determined by the Committee, Shares delivered to a Participant hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way by the Participant during the six month period following such delivery to the Participant (other than by will, the laws of descent and distribution) and the Shares shall bear a legend denoting such restrictions as may be determined by the Committee to be appropriate.

9. Withdrawal; Termination of Employment.

a. A Participant may withdraw at any time all, but not less than all, cash amounts in his or her account under the Plan that have not been used to purchase Shares by giving written notice to the Company prior to the next occurring Exercise Date. All such cash amount credited to such Participant’s account shall be paid to such Participant promptly after receipt of such Participant’s notice of withdrawal and such Participant’s option for the Purchase Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of Shares will be made for such Participant during such Purchase Period.

b. Upon termination of a Participant’s Continuous Status as an Employee during a Purchase Period for any reason, including voluntary termination, retirement or death, the cash amounts credited to such Participant’s account that have not been used to purchase Shares shall be returned to such Participant and such Participant’s option for the Purchase Period in which the termination occurs will be automatically terminated.

c. A Participant’s withdrawal from a Purchase Period will not have any effect upon such Participant’s eligibility to participate in a succeeding Purchase Period or in any similar plan which may hereafter be adopted by the Company.

10. Interest. No interest shall accrue on or be payable with respect to any cash amount credited to a Participant under the Plan.

11. Shares.

a. Subject to adjustment as provided in Section 16 hereof, the maximum number of Shares which shall be reserved for sale under the Plan shall be ~~40,000~~100,000 Shares. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased Shares subject thereto shall again be available under the Plan. Such reserved Shares shall be either authorized and unissued Shares or Shares which have been reacquired by the Company. If the total number of Shares which would otherwise be purchased pursuant to options granted hereunder on an Exercise Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable and in compliance with the provisions of Section 423 of the Code. In such event, the Committee shall give written notice to each Participant of such

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	D-3

APPENDIX D (CONTINUED)

reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

b. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship.

12. Administration. The Plan shall be administered by the Committee, and the Committee may select administrator(s) to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Except as otherwise provided by the Committee, each Employer shall be charged with all expenses incurred in the administration of the Plan with respect to such Employer’s Employees. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

13. Transferability. Neither cash amounts credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9 hereof.

14. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

15. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants as soon as practicable following each Purchase Period, which statements will set forth the amounts of payroll deductions, the per Share purchase price, the number of Shares purchased and the remaining cash balance, if any.

16. Effect of Certain Changes. In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised.

17. Term of Plan. Subject to the Board’s right to discontinue the Plan (and thereby end its Term) pursuant to Section 18 hereof, the Term of the Plan (and its last Purchase Period) shall end on the ~~tenth anniversary of the commencement of the first Purchase Period~~June 30, 2022. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participants’ accounts under the Plan shall be delivered to the respective Participant (or the Participant’s legal representative) as soon as practicable.

18. Amendment to and Discontinuance of Plan. The Board may at any time amend, suspend or discontinue the Plan. Except as provided in Section 16 hereof, no such suspension or discontinuance may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant which accrued prior to the date of effectiveness of such amendment without the consent of such Participant. No amendment shall be effective unless it receives the requisite approval of the shareholders of the Company if such shareholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange or national or international quotation system rule.

19. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20. Regulations and Other Approvals; Governing Law.

a. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

b. The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

D-4	Notice of Annual Meeting of Shareholders and 2012 Proxy Statement

APPENDIX D (CONTINUED)

21. Withholding of Taxes. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant’s exercise of an option, and such disposition occurs within the two-year period commencing on the applicable Offering Date or within the one-year period commencing on the day after the applicable Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

22. Employment At-Will and Limitation of Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Employer and any person, or consideration for, or an inducement or condition of, the employment of any person. Nothing contained in the Plan shall alter or supersede the employment at-will relationship, or other employment agreement provisions if applicable, between the Employer and its Employees.

~~23. Effective Date. The Plan shall be effective upon the approval of the Plan by the shareholders of the Company.~~

Notice of Annual Meeting of Shareholders and 2012 Proxy Statement	D-5

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time on May 22, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Time on May 22, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M42800-P20768	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6 and “AGAINST” Proposal 7.
1. Election of Directors				☐	☐	☐
Seven will be elected to the Board of Directors
01)	Dennis H. Chookaszian	05)	Edemir Pinto
02)	Larry G. Gerdes	06)	Alex J. Pollock
03)	Daniel R. Glickman	07)	William R. Shepard
04)	James E. Oliff

								For	Against	Abstain

2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2012.								☐	☐	☐

3. Advisory vote on the compensation of our named executive officers.								☐	☐	☐

4. Approval of the Fourth Amended and Restated Certificate of Incorporation of CME Group Inc.								☐	☐	☐

5. Approval of the CME Group Inc. Amended and Restated Omnibus Stock Plan.								☐	☐	☐

6. Approval of the CME Group Inc. Amended and Restated Employee Stock Purchase Plan.								☐	☐	☐

7. Shareholder Proposal Regarding Proxy Access.								☐	☐	☐

Please indicate if you plan to attend this meeting.				☐	☐

				Yes	No

Signature [PLEASE SIGN WITHIN BOX]				Date			Signature (Joint Owners)		Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote the shares of Class A common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2011 Annual Report are available at www.proxyvote.com.

M42801-P20768

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 23, 2012.

The undersigned hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 23, 2012, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 28, 2012, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 AND TO VOTE “AGAINST” PROPOSAL 7 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

20 S. WACKER DRIVE CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time on May 22, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M42848-P20768	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6 and “AGAINST” Proposal 7.
1. Election of Directors				☐	☐	☐
Seven will be elected to the Board of Directors
01)	Dennis H. Chookaszian	05)	Edemir Pinto
02)	Larry G. Gerdes	06)	Alex J. Pollock
03) 04)	Daniel R. Glickman James E. Oliff	07)	William R. Shepard				The Board of Directors is not providing recommendations on Proposals 8 and 9.

				For	Against	Abstain	8. Election of Class B-1 Director
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2012.				☐	☐	☐	You may not cast your vote “FOR” more than one nominee.	For	Against	Abstain
3. Advisory vote on the compensation of our named executive officers.				☐	☐	☐	8a. Jeffrey M. Bernacchi (JMB) 8b. Gary T. Lark (GTX) 8c. Gerard M. Shannon (GDS)	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐
4. Approval of the Fourth Amended and Restated Certificate of Incorporation of CME Group Inc.				☐	☐	☐	9. Election of 2013 Class B-1 Nominating Committee
5. Approval of the CME Group Inc. Amended and Restated Omnibus Stock Plan.				☐	☐	☐	Vote “FOR” the five nominees to be elected to a one-year term to the Class B-1 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.	For	Against	Abstain
6. Approval of the CME Group Inc. Amended and Restated Employee Stock Purchase Plan.				☐	☐	☐
7. Shareholder Proposal Regarding Proxy Access.				☐	☐	☐

    9a. William C. Bauman (WCB)

    9b. Thomas A. Bentley (TAB)

    9c. Michael J. Downs (BMR)

    9d. Steven I. Freeman (SIF)

    9e. Stephen F. French (FS)

    9f. John C. Garrity (JCG)

    9g. Mark S. Kobilca (HTR)

    9h. Brian J. Muno (BJM)

    9i. Michael J. Small (SML)

    9j. Kenneth G. Zekich (KZ)

								☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

Please indicate if you plan to attend this meeting.				☐	☐
				Yes	No

Signature [PLEASE SIGN WITHIN BOX]				Date			Signature (Joint Owners)		Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote the shares of Class B-1 common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2011 Annual Report are available at www.proxyvote.com.

M42849-P20768

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 23, 2012.

The undersigned hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 23, 2012, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-1 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 28, 2012, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, TO VOTE “AGAINST” PROPOSAL 7 AND TO “ABSTAIN” FROM PROPOSALS 8 AND 9 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time on May 22, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M42850-P20768	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6 and “AGAINST” Proposal 7.
1. Election of Directors				☐	☐	☐
Seven will be elected to the Board of Directors
01)	Dennis H. Chookaszian	05)	Edemir Pinto
02)	Larry G. Gerdes	06)	Alex J. Pollock
03)	Daniel R. Glickman	07)	William R. Shepard
04)	James E. Oliff
				For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2012.				☐	☐	☐	The Board of Directors is not providing recommendation on Proposal 8. 8. Election of Class B-2 Director
3. Advisory vote on the compensation of our named executive officers.				☐	☐	☐	You may not cast your vote “FOR” more than one nominee.	For	Against	Abstain
4. Approval of the Fourth Amended and Restated Certificate of Incorporation of CME Group Inc.				☐	☐	☐	8a. Yra G. Harris (YRA)	☐	☐	☐
5. Approval of the CME Group Inc. Amended and Restated Omnibus Stock Plan.				☐	☐	☐	8b. Patrick J. Mulchrone (PJM)	☐	☐	☐
6. Approval of the CME Group Inc. Amended and Restated Employee Stock Purchase Plan.				☐	☐	☐	8c. David J. Wescott (COT)	☐	☐	☐
7. Shareholder Proposal Regarding Proxy Access.				☐	☐	☐

Please indicate if you plan to attend this meeting.				☐	☐

				Yes	No

Signature [PLEASE SIGN WITHIN BOX]				Date			Signature (Joint Owners)		Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote the shares of Class B-2 common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2011 Annual Report are available at www.proxyvote.com.

M42851-P20768

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 23, 2012.

The under signed hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 23, 2012, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-2 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 28, 2012, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, TO VOTE “AGAINST” PROPOSAL 7 AND TO “ABSTAIN” FROM PROPOSAL 8 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time on May 22, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M42852-P20768	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6 and “AGAINST” Proposal 7.
1. Election of Directors				☐	☐	☐
Seven will be elected to the Board of Directors
01)	Dennis H. Chookaszian	05)	Edemir Pinto
02)	Larry G. Gerdes	06)	Alex J. Pollock
03) 04)	Daniel R. Glickman James E. Oliff	07)	William R. Shepard				The Board of Directors is not providing a recommendation on Proposal 8.
				For	Against	Abstain	8. Election of 2013 Class B-3 Nominating Committee

2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2012.				☐	☐	☐	Vote “FOR” the five nominees to be elected to a one-year term to the Class B-3 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.	For	Against	Abstain
3. Advisory vote on the compensation of our named executive officers.				☐	☐	☐
4. Approval of the Fourth Amended and Restated Certificate of Incorporation of CME Group Inc.				☐	☐	☐	8a. J. Kenny Carlin (JKC) 8b. Bryan P. Cooley (COOL)	☐ ☐	☐ ☐	☐ ☐
5. Approval of the CME Group Inc. Amended and Restated Omnibus Stock Plan.				☐	☐	☐	8c. Laurence E. Dooley (LED) 8d. Mario J. Florio (MRO)	☐ ☐	☐ ☐	☐ ☐
6. Approval of the CME Group Inc. Amended and Restated Employee Stock Purchase Plan.				☐	☐	☐	8e. Christopher P. Gaffney (GAF) 8f. David P. Gaughan (VAD)	☐ ☐	☐ ☐	☐ ☐
7. Shareholder Proposal Regarding Proxy Access.				☐	☐	☐	8g. Glen D. Kohn (KONR) 8h. Peter J. Kosanovich (MGLA)	☐ ☐	☐ ☐	☐ ☐
							8i. Carl A. Maniscalco (CRL) 8j. Steven E. Wollack (WLAK)	☐ ☐	☐ ☐	☐ ☐
Please indicate if you plan to attend this meeting.				☐	☐

				Yes	No

Signature [PLEASE SIGN WITHIN BOX]				Date			Signature (Joint Owners)		Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote the shares of Class B-3 common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2011 Annual Report with 10-K  Wrap are available at www.proxyvote.com.

M42853-P20768

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 23, 2012.

The undersigned hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 23, 2012, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-3 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 28, 2012,upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, TO VOTE “AGAINST” PROPOSAL 7 AND TO “ABSTAIN” FROM PROPOSAL 8 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

20 S. WACKER DRIVE CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time on May 22, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M42854-P20768	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6 and “AGAINST” Proposal 7.
1. Election of Directors				☐	☐	☐
Seven will be elected to the Board of Directors
01)	Dennis H. Chookaszian	05)	Edemir Pinto
02)	Larry G. Gerdes	06)	Alex J. Pollock
03)	Daniel R. Glickman	07)	William R. Shepard
04)	James E. Oliff

								For	Against	Abstain

2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2012.								☐	☐	☐

3. Advisory vote on the compensation of our named executive officers.								☐	☐	☐

4. Approval of the Fourth Amended and Restated Certificate of Incorporation of CME Group Inc.								☐	☐	☐

5. Approval of the CME Group Inc. Amended and Restated Omnibus Stock Plan.								☐	☐	☐

6. Approval of the CME Group Inc. Amended and Restated Employee Stock Purchase Plan.								☐	☐	☐

7. Shareholder Proposal Regarding Proxy Access.								☐	☐	☐

Please indicate if you plan to attend this meeting.				☐	☐
				Yes	No

Signature [PLEASE SIGN WITHIN BOX]				Date			Signature (Joint Owners)		Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote the shares of Class B-4 common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2011 Annual Report with 10-K Wrap are available at www.proxyvote.com.

M42855-P20768

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 23, 2012.

The undersigned hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 23, 2012, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-4 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 28, 2012, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 AND TO VOTE “AGAINST” PROPOSAL 7 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.